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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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The Allstate Corporation
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The Allstate Corporation 2775 Sanders Road, Northbrook, IL 60062 April 7, 2014
To Our Stockholders,

Allstate had a very good year in 2013. This was the result of a multi-year plan to reposition our business in the face of the financial market turmoil and a dramatic increase in severe weather events, both of which began in 2008. During this period, we built on our strong history of business leadership by making a number of enhancements to corporate governance and stockholder communication. Allstate has a team of directors with diverse capabilities that is forward-looking, responsive, and focused on creating stockholder value. In 2013, the Board continued our practice of continuous improvement in strategic oversight, governance, and executive compensation.
STRATEGIC OVERSIGHT
Allstate's strategy of delivering differentiated value propositions to the four customer segments in the insurance market is working, as the company is growing and earning attractive returns. Management is focused on executing this strategy while building important capabilities to drive future growth, such as broadening customer relationships and improving customer connectivity. We repositioned the property-liability investment portfolio, lowering financial exposure to interest rates. In 2013, we also announced the sale of Lincoln Benefit Life to strategically focus Allstate Financial and redeploy capital to earn higher risk-adjusted returns.
GOVERNANCE
We maintain communication throughout the year with major stockholders on governance issues and use stockholder surveys and other information to ensure we have a complete and balanced understanding of governance issues that apply to Allstate. This year, we further expanded this process by asking each Board committee to review relevant feedback and determine if additional discussion or action is necessary.

We also enhanced our capabilities to oversee the company's risk and return practices by creating a risk and return committee of the Board. The entire Board remains fully involved in risk and return principles, practices, and results, as this is tightly linked to strategy for an insurance company, and consequently conducts a formal review every six months. We added the Board committee to ensure sufficient expertise and continuity between these reviews. This also enables the audit committee to devote additional resources to monitoring cybersecurity initiatives. The chairs of the audit and risk and return committees are members of both committees to ensure integration at the Board level.

The nominating and governance committee has expanded and formalized Board evaluation practices. Individual director evaluations are conducted annually by the lead director, chair of the nominating and governance committee, and the chairman. We also reviewed the concept of Board tenure to ensure we maintain appropriate independence and perspective while ensuring the continuity necessary for directors to evaluate management's performance in executing multi-year strategies. An established retirement age for directors creates an upper limit on Board tenure and historically has led to sufficient turnover so that average director nominee tenure is 7 1/2 years. Our lead director or chairman also now meets every two years with each Board member to discuss their future plans so that individual circumstances are appropriately addressed.
EXECUTIVE COMPENSATION
Following a number of significant changes to executive compensation practices in 2012 and solid stockholder support of the say-on-pay proposal in 2013, we have focused on market-based changes to executive compensation programs. We reduced the maximum cash incentive pool funding for senior management from 250% of target to 200%. We made this change in 2012 for CEO compensation, so this change will align other executive officers with this structure in 2014. Management also revised certain employee benefit programs, which increased book value per share in 2013 and reduces future costs. The changes are estimated to substantially reduce the CEO's future pension benefits.

We have modified equity retention requirements for senior management to provide for greater alignment between compensation and stockholder returns and to be responsive to a 2013 stockholder proposal that received 32% support. Stock ownership requirements have been six times annual salary for the CEO and three times annual salary for other senior executives. Before reaching these goals, senior management must retain 75% of the net proceeds from any equity award. These requirements and a management culture that is very stockholder-focused have resulted in good alignment between management and stockholders. The CEO currently holds common stock valued at 20 times salary, which has been accumulated over 19 years. Despite these strong practices and results, we added an additional equity retention requirement for senior executives who receive both performance stock awards and options, so that 75% of the net proceeds must be held for an additional year past the three-year vesting period in the case of performance stock awards, or in the case of options for an additional year after exercised.
BOARD COMPOSITION

We thank John Riley, our lead director, for his insightful and balanced approach to Board governance over the last 16 years. We are particularly grateful for John's willingness to extend his role for a year past normal retirement to help create an effective and efficient lead director model. We also thank Ron LeMay for his strategic oversight and technology expertise during 14 years of service on our Board. We are enthusiastic about the addition of Bobby Mehta, who brings additional financial services and technology experience to our collective capabilities.

The Allstate Board is fully committed to fulfilling its fiduciary duty to stockholders by being proactive and focused on stockholder returns. We thank you for your continued support.

The Allstate Board of Directors

Notice of Annual Meeting	PROXY STATEMENT

Notice of 2014 Annual Meeting of Stockholders

When:	Tuesday, May 20, 2014, at 11:00 a.m. Registration begins at 10:00 a.m.
Where:	West Plaza Auditorium Allstate 3100 Sanders Road Northbrook, Illinois 60062
Items of Business:	1.	Election of directors.
	2.	Say-on-pay: advisory vote on compensation of the named executives.
	3.	Approval of material terms of annual executive incentive plan.
	4.	Ratification of appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2014.
	5.	Stockholder proposal on equity retention by senior executives, if properly presented.
	6.	Stockholder proposal on reporting lobbying expenditures, if properly presented.
	7.	Stockholder proposal on reporting political expenditures, if properly presented.
In addition, any other business properly presented may be acted upon at the meeting.
Who Can Vote:	Holders of Allstate stock at the close of business on March 21, 2014.
Attending the Meeting:	Stockholders who wish to attend the meeting in person should review the details on page 78.
Date of Mailing:

On April 7, 2014, Allstate began mailing its Notice of Internet Availability of Proxy Materials, proxy statement and annual report, and proxy card/voting instruction form to stockholders and to participants in its Allstate 401(k) Savings Plan.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2014. The Notice of 2014 Annual Meeting, Proxy Statement, and 2013 Annual Report and the means to vote by Internet are available at www.proxyvote.com.

By Order of the Board,

Susan L. Lees Secretary
April 7, 2014

1   |  The Allstate Corporation

PROXY STATEMENT	Proxy and Voting Information

WHO IS ASKING FOR YOUR VOTE AND WHY	The annual meeting will be held only if there is a quorum, which means that a majority of the outstanding common stock entitled to vote is represented at the meeting by proxy or in person. To ensure there will be a quorum, the Allstate Board of Directors asks you to complete and submit a proxy card or voting instruction form before the meeting, which allows your Allstate stock to be represented at the annual meeting by the proxies named on the proxy card/voting instruction form.

WHO CAN VOTE	You are entitled to vote if you were a stockholder of record at the close of business on March 21, 2014. On that date, there were 446,210,529 Allstate common shares outstanding and entitled to vote at the annual meeting.

HOW TO VOTE	If you hold shares in your own name as a registered stockholder, you may vote in person by attending the annual meeting, or you may instruct the proxies how to vote your shares by following the instructions on the proxy card/voting instruction form. If you plan to attend the meeting in person, please see the details on page 78.

If you hold shares in street name (that is, through a broker, bank, or other record holder), you should follow the instructions provided by your broker, bank, or other record holder to vote your shares. If you hold shares through the Allstate 401(k) Savings Plan, see the instructions on page 77.

Before your shares have been voted at the annual meeting by the proxies, you may change or revoke your voting instructions by providing instructions again by telephone, by Internet, in writing, or, if you are a registered stockholder, by voting in person at the annual meeting.

Abstentions are counted for quorum purposes.

CONFIDENTIALITY OF VOTES	All proxies, ballots, and tabulations that identify the vote of a particular stockholder are confidential, except as necessary to allow the inspector of election to certify the voting results or to meet certain legal requirements. A representative of American Election Services, LLC will act as the inspector of election and will count the votes. The representative is independent of Allstate and its directors, officers, and employees.

If you write a comment on your proxy card, voting instruction form, or ballot, it may be provided to our secretary along with your name and address. Your comments will be provided without reference to your vote, unless the vote is mentioned in your comment or unless disclosure of the vote is necessary to understand your comment. At our request, the distribution agent or the solicitation agent will provide us with periodic status reports on the aggregate vote. These status reports may include a list of stockholders who have not voted and breakdowns of vote totals by different types of stockholders, as long as we are not able to determine how a particular stockholder voted.

DISCRETIONARY VOTING AUTHORITY OF PROXIES	If you complete and submit a signed proxy card/voting instruction form to allow your shares to be represented at the annual meeting, but do not indicate how your shares should be voted on one or more proposals, then the proxies will vote your shares as the Board of Directors recommends on those proposals. Other than the proposals listed on page 3, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their best judgment.

The Allstate Corporation  |  2

 Providing Voting Instructions

You may instruct the proxies to vote "FOR" or "AGAINST" each proposal, or you may instruct the proxies to "ABSTAIN" from voting. Each share of common stock outstanding on the record date will be entitled to one vote on each of the 11 director nominees and one vote on each other proposal. A description of how votes are counted is included with each proposal.

	Proposal	Board Recommendation	Rationale for Board Recommendation

1.	Election of directors.		• Broad and diverse slate of directors. • Highly successful executives with relevant skills. • Balanced tenure with 10 of 11 independent of management.

2.	Say-on-pay. Advisory vote on the executive compensation of the named executives.*

•

Strong oversight by compensation and succession committee.

•

Excellent 2013 business results.

•

Enhanced alignment with stockholders through expanded equity retention requirements for senior executives beginning with 2014 awards.

3.	Approval of material terms of annual executive incentive plan.		• Well-structured market-based program. • Administered by an independent committee. • Designed to preserve financial benefits of section 162(m) tax deduction.

4.	Ratification of auditors. Ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2014.*		• Independent with few ancilliary services. • Reasonable fee.

5.	Stockholder proposal on equity retention by senior executives.*

•

Existing stock ownership guidelines require significant equity ownership.

•

Named executives' equity holdings exceed stock ownership guidelines.

•

Retention guidelines were expanded for all prospective grants beginning in 2014.

6.	Stockholder proposal on reporting lobbying expenditures.*

•

Board oversees and reviews public policy initiatives.

•

Allstate already provides significant transparency through public policy report.

•

Less than 10% of shares voted supported a similar proposal in 2013.

7.	Stockholder proposal on reporting political expenditures.*

•

Board oversees and reviews public policy initiatives.

•

Allstate already provides significant transparency through public policy report.

•

Less than 10% of shares voted supported a similar proposal in 2013.

* Advisory/Non-Binding Proposal

3   |  The Allstate Corporation

PROXY STATEMENT	Corporate Governance Practices

Allstate has a history of strong corporate governance. By evolving our governance approach in light of best practices, our Board drives sustained stockholder value and best serves the interests of Allstate stockholders.

✓	Annual election of all directors.
✓	Majority vote standard in uncontested elections. Each director must be elected by a majority of votes cast, not a plurality.
✓	No stockholder rights plan ("poison pill").
✓	No supermajority voting provisions.
✓	Confidential voting.
✓	Stockholders holding 10% or more of our outstanding stock have the right to call a special meeting.
✓	Stockholders holding 10% or more of our outstanding stock have the right to request action by written consent.
✓	Stockholder engagement. Allstate regularly engages with its stockholders to better understand their perspectives.
Board committees review and assess stockholder feedback to determine whether action is necessary.
✓	Independent Board. Our Board is comprised of independent directors, except our CEO.
✓	Independent lead director.
✓
Independent Board committees. Each committee other than the executive committee is made up of independent directors. Each committee operates under a written charter that has been approved by the Board.
Formation of a risk and return committee.
✓	Formal director evaluation process. Each year, the lead director, chairman of the Board, and chair of the nominating and governance committee evaluate each director.
Formalized and expanded processes to enhance cross-committee and Board communication.
✓	Regular Board self-evaluation process. The Board and each committee evaluates its performance at the end of each in-person meeting.
Expanded the committee reports provided to Board.
✓	Authority to retain independent advisors by each committee.
✓
Annual report on corporate involvement with public policy. The report provides transparency on Allstate initiatives to promote sound public policy and can be found at www.allstate.com/publicpolicyreport.
✓
Robust code of ethics. Allstate is committed to operating its business with the highest level of ethical conduct and has adopted a Code of Ethics that applies to the chief executive officer, the chief financial officer, the controller, and other senior financial and executive officers, as well as the Board of Directors. Allstate's Code of Ethics is available at www.allstatecodeofethics.com.
Allstate received a top ethics score (out of over 150 companies) on the Integrity Index employee survey conducted by CEB RiskClarity.

Expanded equity retention requirements for senior executives above stock ownership guidelines. Significant requirements strongly link the interests of the Board and management with those of stockholders.

You can learn more about our corporate governance by visiting www.allstateinvestors.com, where you will find our Corporate Governance Guidelines, each standing committee charter, our Code of Ethics, and Director Independence Standards. Each of these documents also is available in print upon request made to the Office of the Secretary, The Allstate Corporation, 2775 Sanders Road, Suite F7, Northbrook, Illinois 60062-6127.

Board Meetings and Committees

The Board held eight meetings during 2013. Currently, the Board has five standing committees: audit, compensation and succession, executive, nominating and governance, and risk and return. The following table identifies each standing committee, its members, functions, and number of meetings held during 2013. The Board has determined the members of the audit, compensation and succession, nominating and governance, and risk and return committees are independent within the meaning of applicable laws, NYSE listing standards, and the Director Independence Standards in effect at the time of determination.

The Allstate Corporation  |  4

	Key Responsibilities	Meetings in 2013	Directors	Report

The Allstate Corporation Board of Directors	• Strategic oversight • Corporate governance • Stockholder advocacy • Leadership	8	Chair: Thomas J. Wilson • 10 of 11 nominees are independent.	Annual letter to stockholders

Audit Committee

•

Assists the Board in its oversight of the integrity of financial statements and other financial information including reviews of Allstate's financial statements; system of internal control over accounting and financial reporting and disclosures; enterprise risk control assessment and guidelines and policies by which risk assessment and management is governed; ethics; and compliance with legal and regulatory requirements.

•

Appoints, retains, and oversees the work of the independent registered public accountant, and with the Board, evaluates its qualifications, performance, and independence.

•

Evaluates Allstate's internal audit function through semi-annual reviews of its audit plan, policies and procedures, resources, risk assessment methodologies and significant findings.

8	Chair: Judith A. Sprieser

•

F. Duane Ackerman

•

Robert D. Beyer

•

Kermit R. Crawford

•

Mary Alice Taylor

The Board determined that Ms. Sprieser, Mrs. Taylor, and Messrs. Ackerman and Beyer are each individually qualified as an audit committee financial expert. Messrs. Greenberg, Henkel, Mehta, and Rowe have the background and experience to qualify as audit committee financial experts but do not currently serve on the audit committee.

				Page 70

Compensation and Succession Committee	• Assists the Board in determining the compensation of the executive officers, including the CEO. • Reviews management succession plans and executive organizational structure for Allstate and each significant operating subsidiary. • Administers Allstate's executive compensation plans and has sole authority to retain the committee's independent compensation consultant.	7	Chair: Jack M. Greenberg • Herbert L. Henkel • Andrea Redmond • John W. Rowe	Page 40

Nominating and Governance Committee	• Recommends candidates to be nominated by the Board for election as directors. • Reviews the Corporate Governance Guidelines and advises the Board on corporate governance issues. • Determines performance criteria and oversees assessment of the Board's performance and director independence.	6	Chair: F. Duane Ackerman • Kermit R. Crawford • Andrea Redmond • John W. Rowe • Mary Alice Taylor	None

Risk and Return Committee	• Assists the Board in risk and return governance and oversight. • Reviews risk and return process, policies, and guidelines used to evaluate, monitor, and manage enterprise risk and return. • Supports the audit committee in its oversight of risk controls and management policies.	3	Chair: Robert D. Beyer • Herbert L. Henkel • Ronald T. LeMay • H. John Riley, Jr. • Judith A. Sprieser	None

Executive Committee	• Has the powers of the Board in the management of Allstate's business affairs to the extent permitted under the bylaws, excluding any powers granted by the Board to any other committee of the Board.	0(1)	Chair: Thomas J. Wilson • F. Duane Ackerman • Robert D. Beyer • Jack M. Greenberg • H. John Riley, Jr. • Judith A. Sprieser	None
(1) In 2013, there was no need for the executive committee to meet.

5   |  The Allstate Corporation

 Nomination Process for Board Election

The Board continuously identifies potential director candidates in anticipation of retirements, resignations, or the need for expanded capabilities. The graphic and bullets below describe the ongoing nominating and governance committee process to identify highly qualified candidates for Board service.

•
Board nominees are identified through a retained search firm, suggestions from current directors and stockholders, and other solicitations, including self-nominations. Our newest director Mr. Mehta was identified by an existing Board member.

•
The nominating and governance committee discusses the desired skills and perspectives. Directors evaluate all candidates for diversity of background, expertise, and perspective, as well as the criteria described in our Corporate Governance Guidelines on allstate.com.

•
Following this initial screening, management conducts deeper inquiries to determine whether there are any existing or potential business conflicts with the candidate or any business entity affiliated with that candidate.

•
Based on these results, the committee decides which candidates warrant further consideration.

•
Certain directors are designated to meet with each candidate. At the same time, both the search firm and management conduct additional research and analysis.

•
Conclusions from due diligence and impressions from meetings are discussed by the nominating and governance committee. The committee recommends candidates for election to the Board.

The Board ultimately is responsible for naming nominees for election or appointing nominees to serve until election at the next annual meeting.

The Board and nominating and governance committee believe that each director should be well-versed in

The Allstate Corporation  |  6

strategic oversight, corporate governance, stockholder advocacy, and leadership in order to be an effective member of the Allstate Board. In addition to this fundamental expertise, the Board and committee seek directors with corporate operating experience, relevant industry experience, financial expertise, or compensation and succession experience. The Board and committee also look for a balance of retired former executives and executives who are actively engaged in operating a business.

The Board and committee expect each non-employee director to be free of interests or affiliations that could give rise to a biased approach to directorship responsibilities or a conflict of interest, and free of any significant relationship with Allstate that would interfere with the director's exercise of independent judgment. The Board and committee also expect each director to act in a manner consistent with a director's fiduciary duties of loyalty and care. Allstate executive officers may not serve on boards of other corporations whose executive officers serve on Allstate's Board.

Candidates Nominated by Stockholders

The nominating and governance committee will consider director candidates recommended by a stockholder in the same manner as all other candidates recommended by other sources. A stockholder may recommend a candidate at any time of the year by writing to the Office of the Secretary, The Allstate Corporation, 2775 Sanders Road, Suite F7, Northbrook, Illinois 60062-6127. A stockholder also may directly nominate someone for election as a director at a stockholders' meeting. Under our bylaws, a stockholder may nominate a candidate at the 2015 annual meeting of stockholders by providing advance notice to Allstate that is received by the Office of the Secretary no earlier than the close of business on January 20, 2015, and no later than February 19, 2015. The notice must be sent to the Office of the Secretary, The Allstate Corporation, 2775 Sanders Road, Suite F7, Northbrook, Illinois 60062-6127 and must meet the requirements set forth in the corporation's bylaws. A copy of the bylaws is available from the Office of the Secretary upon request or can be found on the Corporate Governance section of allstate.com.

7   |  The Allstate Corporation

PROXY STATEMENT	Proposal 1 — Election of Directors

Election of Directors
The Board recommends that you vote for all director nominees.	• Broad and diverse slate of directors. • Highly successful executives with relevant skills. • Balanced tenure with 10 of 11 independent of management.

The Board recommends 11 nominees for election to the Allstate Board for one-year terms beginning in May 2014. This is a talented slate of nominees, both individually and as a team. They bring a full complement of business and leadership skills to their oversight responsibilities. Half have been public company CEOs and most nominees serve on other public company boards, enabling best practices from other companies to be adapted to serve Allstate. Their diversity of experience and expertise facilitates robust and thoughtful decision-making on Allstate's Board.

Each nominee, other than Mr. Mehta, was previously elected at Allstate's annual meeting of stockholders on May 21, 2013, and has served continuously since then. Mr. Mehta was elected by the Board effective February 18, 2014. The terms of all directors expire at the annual meeting in May 2014. The Board expects all nominees named in this proxy statement to be available for election. If any nominee is not available, then the proxies may vote for a substitute. On the following pages, we list the background and reasons for nominating each individual. Unless otherwise indicated, each nominee has served for at least five years in the business position currently or most recently held.

To be elected under our majority vote standard, each director must receive an affirmative vote of the majority of the votes cast. In other words, the number of shares voted "FOR" a director must exceed 50% of the votes cast on that director. Abstentions will not be counted as votes cast and will have no impact on the vote's outcome. Broker non-votes will not be counted as shares entitled to vote on the matter and will have no impact on the vote's outcome.

	Board Composition		Chairman of the Board

	Independent directors	91%	Thomas J. Wilson
	Public company board experience	82%	•	Successful operating leadership at
	Public company CEO experience	55%		Allstate for 19 years, including seven
	Relevant industry experience	55%		years as CEO.
	Diversity	45%	•	Led continuous improvement in corporate
Tenure	— over five years	55%		goverance.
	— under five years	45%	•	CEO for 17 months before being selected as chairman.

Committee Chair Qualifications
Audit Committee Chair	Compensation and Succession Committee Chair	Nominating and Governance Committee Chair	Risk and Return Committee Chair

Judith A. Sprieser	Jack M. Greenberg	F. Duane Ackerman	Robert D. Beyer
• Audit committee financial expert under the Securities Exchange Act of 1934. • Experience on four audit committees of public companies.	• Extensive experience on public company boards, including non-executive chairman. • Former chairman and CEO of McDonald's Corporation.	• Former chairman and CEO of BellSouth Corporation. • Governance experience on other public company boards.	• Extensive risk and return operating experience as CEO of The TCW Group, Inc. • Global investment management expertise.

The Allstate Corporation  |  8

F. Duane Ackerman Independent Age 71

PROFESSIONAL EXPERIENCE
• Former Chairman and CEO of BellSouth Corporation, a communication services company.
Allstate Board Service	Other Public Board Service
• Tenure: 15 years (1999)	• The Home Depot, Inc.	2007–present
• Audit committee member	• United Parcel Service, Inc.	2007–present
• Nominating and governance committee chair
• Executive committee member

QUALIFICATIONS
Core Capabilities
✓ Corporate governance — director and former chairman and CEO.
✓ Stockholder advocacy — experience managing long-term stockholder value creation.
✓ Leadership — expertise in leadership development and succession planning.
✓ Strategic oversight — experience in a highly regulated industry.
Additional Capabilities
• CEO of a publicly traded company for nearly a decade.
• Key leadership positions in the telecommunications industry which, like insurance and financial services, is highly regulated.
• Expertise in leadership development and succession planning from former operating roles and other directorships.
• Extensive experience with executive compensation decisions as a director and former chairman and CEO.

COMMITTEE EXPERTISE HIGHLIGHTS
Nominating and Governance Committee Chair
• Keen insight into board dynamics and governance matters from tenure as chairman and CEO of BellSouth and current service on two other public company boards.
• Member of The Home Depot nominating and corporate governance committee.
Audit Committee Member
• Chair of The Home Depot audit committee since 2008.

9   |  The Allstate Corporation

Robert D. Beyer Independent Age 54

PROFESSIONAL EXPERIENCE
• Chairman of Chaparal Investments LLC, a private investment firm and holding company, since 2009.
• Former CEO of The TCW Group, Inc., a global investment management firm.
• Former director of Société Générale Asset Management, S.A. and The TCW Group, Inc.
Allstate Board Service	Other Public Board Service
• Tenure: 8 years (2006)	• The Kroger Company	1999–present
• Audit committee member	• Leucadia National Corporation	2013–present
• Risk and return committee chair
• Executive committee member

QUALIFICATIONS
Core Capabilities
✓ Corporate governance — director and former CEO.
✓ Stockholder advocacy — strong investment acumen.
✓ Leadership — former CEO of a global investment management firm.
✓ Strategic oversight — extensive experience developing and implementing investment strategies.
Additional Capabilities
• Strategic and operational leadership of large asset management firm with a significant investment portfolio.
• Experience in evaluating companies' strategies, operations, and financial performance.
• Risk management expertise proven through conception and development of TCW's risk management infrastructure.
• Global investment management expertise applied in assessing the strategies and performance of Allstate's $81 billion investment portfolio.

COMMITTEE EXPERTISE HIGHLIGHTS
Risk and Return Committee Chair
• Extensive career in finance and investment management, starting with Bear, Stearns & Co. in 1983. From 2005 until 2009, CEO and director of The TCW Group, Inc., investment management firm of over $150 billion under management. President and CIO of the principal operating subsidiary of TCW, from 2001 until 2005. Founder and current chairman of private investment firm and holding company, Chaparal Investments LLC.
• Developed TCW's risk management infrastructure, and the compliance, operational, and financial reporting systems of Crescent Capital Corporation, an investment management firm Mr. Beyer co-founded in 1991.
Audit Committee Member
• Member of financial policy committee of The Kroger Company board of directors.

The Allstate Corporation  |  10

Kermit R. Crawford Independent Age 54

PROFESSIONAL EXPERIENCE • President, Pharmacy, Health and Wellness for Walgreen Company, which operates the largest drugstore chain in the United States, since April 2011.
• Former Executive Vice President of Pharmacy Services, Senior Vice President of Pharmacy Services, Vice President and Executive Vice President of Pharmacy Benefit Management Services of Walgreen Company.
Allstate Board Service	Other Public Board Service
• Tenure: 1 year (2013)	• None
• Audit committee member
• Nominating and governance committee member

QUALIFICATIONS
Core Capabilities
✓ Corporate governance — senior leadership position at a public company and service on the boards of civic organizations.
✓ Stockholder advocacy — establishment of strong platforms for long-term stockholder value creation.
✓ Leadership — significant operating and leadership responsibilities in a highly competitive, geographically distributed business.
✓ Strategic oversight — experience leading a consumer-focused service business in a highly competitive industry.
Additional Capabilities
• Expertise assessing the strategies and performance of a geographically distributed consumer-focused service business, similar to Allstate's.
• Extensive experience leading operational change, including use of technology.
• Full-time current executive with access to ongoing consumer insights.

COMMITTEE EXPERTISE HIGHLIGHTS
Audit Committee Member
• President, Pharmacy, Health and Wellness for Walgreen Company, responsible for all aspects of strategic, operational, and profit and loss management of major division of largest national drugstore chain operator.
Nominating and Governance Committee Member
• Member of governing bodies of several non-profit organizations, including Northwestern Lake Forest Hospital and the University of Southern California School of Pharmacy.

11   |  The Allstate Corporation

Jack M. Greenberg Independent Age 71

PROFESSIONAL EXPERIENCE
• Chairman of The Western Union Company, a money transfer service firm.
• Chairman of Innerworkings, Inc., a global provider of print and promotional services, since 2010.
• Former Chairman and CEO of McDonald's Corporation.
Allstate Board Service	Other Public Board Service
• Tenure: 12 years (2002)	• Hasbro, Inc.	2003–present
• Compensation and succession committee chair	• Innerworkings, Inc.	2007–present
• Executive committee member	• Manpower, Inc.	2003–present
	• The Western Union Company	2006–present
	• Quintiles Transnational Holdings, Inc.	2013–present

QUALIFICATIONS
Core Capabilities
✓ Corporate governance — experience as chairman and CEO.
✓ Stockholder advocacy — expertise in creating stockholder value in a wide variety of circumstances.
✓ Leadership — led a global public company.
✓ Strategic oversight — expertise in consumer-focused businesses.
Additional Capabilities
• Extensive executive leadership and management experience, including as chairman and CEO of McDonald's Corporation. Twenty-year public company directorship at McDonald's Corporation.
• In-depth understanding of consumer-focused business that invests heavily in marketing.
• Experience in executive compensation as chair of the compensation committee at Manpower, Inc.
• Expertise as an attorney, a CPA, and a member of the American Institute of Certified Public Accountants.
• Insight on global economy based on experience leading worldwide businesses provides perspective on Allstate's operations, investments, and long-term strategy.
• Experience leading business that manages extensive small business relationships in a regulated industry.

COMMITTEE EXPERTISE HIGHLIGHTS
Compensation and Succession Committee Chair
• Significant expertise managing compensation programs and talent as chairman and CEO of McDonald's Corporation.
• Director of Quintiles Transnational Holdings, Inc., publicly traded global service provider with more than 28,000 employees, and member of its compensation and talent development committee.

The Allstate Corporation  |  12

Herbert L. Henkel Independent Age 65

PROFESSIONAL EXPERIENCE
• Former Chairman and CEO of Ingersoll-Rand Company, a commercial manufacturer of industrial products.
• Former President and Chief Operating Officer of Textron, Inc., a global manufacturing company.
• Former director of AT&T Corporation and Visteon Corporation.
Allstate Board Service	Other Public Board Service
• Tenure: 1 year (2013)	• 3M Company	2007–present
• Compensation and succession committee member	• C.R. Bard, Inc.	2002–present
• Risk and return committee member

QUALIFICATIONS
Core Capabilities
✓ Corporate governance — extensive public company board service.
✓ Stockholder advocacy — lead director at C.R. Bard.
✓ Leadership — former chairman and CEO of a global public company.
✓ Strategic oversight — extensive experience in global business development.
Additional Capabilities
• Operating and leadership expertise as CEO of a publicly traded company for nearly a decade.
• Expertise in strategy formation, acquisitions, and divestitures.
• Prior and current experience as chair of the 3M audit committee.

COMMITTEE EXPERTISE HIGHLIGHTS
Compensation and Succession Committee Member
• Chairman and CEO of Ingersoll-Rand Company, manufacturer of industrial products and components, from 2000 to 2010, and previously as President and COO.
• Director of C.R. Bard since 2002. Currently serves as member of compensation committee, as well as lead director and member of executive, finance, and governance committees.
Risk and Return Committee Member
• Significant experience in management and oversight of risk for publicly traded companies, including as chairman and CEO for Ingersoll-Rand Company and in various executive leadership positions at Textron, Inc. from 1995–1999.

13   |  The Allstate Corporation

Siddharth N. (Bobby) Mehta Independent Age 55

PROFESSIONAL EXPERIENCE
• Former President and Chief Executive Officer, TransUnion LLC, a global provider of credit and information management.
• Former Chairman and Chief Executive Officer, HSBC North America Holdings, Inc.
• Former Chief Executive Officer, HSBC Finance Corporation.
Allstate Board Service	Other Public Board Service
• Elected to the Board on February 18, 2014	• Piramal Enterprises Ltd.	2013–present
• Consistent with past practice, committee assignments will be established during first year of service	• MasterCard International, Inc.	2005-2006

QUALIFICATIONS
Core Capabilities
✓ Corporate governance — director and former chairman and CEO.
✓ Stockholder advocacy — experience delivering stockholder value in financial services industry.
✓ Leadership — led complex global companies.
✓ Strategic oversight — insights from technology-driven consumer service businesses.
Additional Capabilities
• Extensive experience leading complex technology-based data-driven businesses.
• Significant expertise in increasing revenues and global reach through the use of technology and advanced analytics.
• Key leadership roles in corporate marketing, strategic planning, and corporate development.
• Extensive operational and strategic experience in the banking industries and credit markets provides valuable insights into the highly regulated insurance industry and investment activities.

The Allstate Corporation  |  14

Andrea Redmond Independent Age 58

PROFESSIONAL EXPERIENCE
• Former managing director, co-head of the CEO/board services practice, founder and leader of global insurance practice, and member of financial services practice at Russell Reynolds Associates Inc., a global executive search firm, with 20 years of experience at the firm.
• Independent consultant providing executive recruiting, succession planning, and talent management services.
Allstate Board Service	Other Public Board Service
• Tenure: 4 years (2010)	• None
• Compensation and succession committee member
• Nominating and governance committee member

QUALIFICATIONS
Core Capabilities
✓ Corporate governance — extensive experience assessing required board capabilities and evaluating director candidates.
✓ Stockholder advocacy — expertise in assessing leadership capabilities to execute strategies and operating plans.
✓ Leadership — experience assessing and evaluating CEOs and senior management; senior leadership and operating role in a global service organization.
✓ Strategic oversight — insights from a wide range of industries, including financial services.
Additional Capabilities
• Experience leading Russell Reynolds' global insurance and board recruitment practices for more than a decade.
• Expertise in succession planning, talent management, and compensation in public companies across industries, including financial services, technology, transportation, consumer products, and healthcare.
• Experience helping companies identify and recruit leaders capable of building high-performance organizations.
• Founded and led Russell Reynolds' global insurance practice, providing insight into the insurance industry.

COMMITTEE EXPERTISE HIGHLIGHTS
Compensation and Succession Committee Member
• Experienced in executive recruiting, succession planning, and talent management.
• Previously a senior partner at highly regarded global executive search firm, Russell Reynolds Associates, 1986-2007, including significant tenure as co-head of the CEO/board services practice.
• Extensive experience working with numerous publicly traded companies to recruit and place senior executives, including Hewlett-Packard, Visa USA, Bank One, United Airlines, Sprint, SAFECO, Providian Financial, AXA Financial, Polaroid Corporation, Cardinal Health, and Hewitt Associates.
Nominating and Governance Committee Member
• Significant expertise recruiting and evaluating directors for a variety of public companies, including Walgreens, Hewlett-Packard, Visteon, Prudential, and USG Corporation.

15   |  The Allstate Corporation

John W. Rowe Independent Age 68

PROFESSIONAL EXPERIENCE
• Chairman Emeritus and Former Chairman and CEO of Exelon Corporation, one of the country's largest electric utilities.
• Former director of Sunoco, Inc. and Exelon Corporation.
Allstate Board Service	Other Public Board Service
• Tenure: 2 years (2012)	• Northern Trust Corporation	2002–present
• Compensation and succession committee member	• SunCoke Energy	2012–present
• Nominating and governance committee member	• American DG Energy, Inc.	2013–present

QUALIFICATIONS
Core Capabilities
✓ Corporate governance — extensive experience on public company boards.
✓ Stockholder advocacy — lead director at Northern Trust Corporation.
✓ Leadership — as chairman and CEO, led one of the country's largest electric utility companies.
✓ Strategic oversight — experience in a highly regulated industry.
Additional Capabilities
• Extensive leadership and management experience as a CEO.
• Experience in a highly regulated industry comparable to the complex insurance regulatory system in which Allstate operates.
• Lead director on the board of Northern Trust Corporation and a former director of Unum Provident, providing insight and experience in financial services and insurance.

COMMITTEE EXPERTISE HIGHLIGHTS
Compensation and Succession Committee Member
• Leadership responsibilities as former chairman and CEO of Exelon Corporation.
• Member of SunCoke Energy compensation committee.
• Member of Northern Trust Corporation compensation and benefits committee.
• Former director of Sunoco and member of its compensation committee.
Nominating and Governance Committee Member
• Chair of corporate governance committee and lead director of Northern Trust Corporation.
• Member of SunCoke Energy governance committee.
• Former director of Sunoco and member of its executive committee.

The Allstate Corporation  |  16

Judith A. Sprieser Independent Age 60

PROFESSIONAL EXPERIENCE
• Vice Chair of the Supervisory Board of Royal Ahold NV.
• Former CEO of Transora, Inc., a technology software and services company.
• Former director at USG Corporation and Adecco SA.
Allstate Board Service	Other Public Board Service
• Tenure: 15 years (1999)	• Experian plc	2010–present
• Audit committee chair	• IntercontinentalExchange Group, Inc.	2004–present
• Risk and return committee member	• Reckitt Benckiser Group plc	2003–present
• Executive committee member	• Royal Ahold NV	2006–present

QUALIFICATIONS
Core Capabilities
✓ Corporate governance — broad public company director service.
✓ Stockholder advocacy — operating and public company board experience.
✓ Leadership — former CEO.
✓ Strategic oversight — breadth of exposure to other industries and global economy.
Additional Capabilities
• Extensive experience serving on boards of publicly traded and international companies, including former membership on boards of Adecco SA, USG Corporation, CBS Corporation, and Kohl's Corporation.
• More than 20 years operational experience in executive positions at Sara Lee Corporation, including management of several large consumer-focused businesses with leading brands and significant ongoing investments in marketing.
• Oversight of a highly regulated business as a director at IntercontinentalExchange Group, Inc.
• Considerable experience in evaluating financial statements and supervising financial executives, including as chief financial officer of the Sara Lee Corporation.
• Prior and current experience as chair of the audit committee at Allstate and IntercontinentalExchange Group, Inc.

COMMITTEE EXPERTISE HIGHLIGHTS
Audit Committee Chair
• Numerous key leadership positions with financial oversight responsibilities, including CEO of Transora, Inc., and CFO of Sara Lee Corporation.
• Chair of IntercontinentalExchange Group, Inc. audit committee.
• Former chair of Experian plc audit committee.
Risk and Return Committee Member
• Audit committee chair.
• Significant risk oversight and management experience as CEO of start-up technology company, Transora, Inc., CFO of Sara Lee Corporation, and through extensive service on numerous public company boards in highly regulated industries.

17   |  The Allstate Corporation

Mary Alice Taylor Independent Age 64

PROFESSIONAL EXPERIENCE
• Former senior executive with several Fortune 500 companies, including Citicorp and FedEx Corporation.
• Independent business executive
Allstate Board Service	Other Public Board Service
• Tenure: 16 years (1996-1998; 2000–present)	• Blue Nile, Inc.	1999–present
• Audit committee member
• Nominating and governance committee member

QUALIFICATIONS
Core Capabilities
✓ Corporate governance — public company board experience including lead director responsibilities.
✓ Stockholder advocacy — operating and governance expertise to evaluate strategies and performance.
✓ Leadership — former senior executive of major public companies.
✓ Strategic oversight — strategy formation expertise, including technology-based business strategies, at both large established companies and start-ups.
Additional Capabilities
• Senior executive roles in technology, finance, operations, and distribution logistics at large corporations, including Citicorp and FedEx Corporation.
• Experience in financial oversight roles at Cook Industries, Northern Telecom, Homegrocer.com, Citicorp, and FedEx Corporation.
• Certified public accountant.

COMMITTEE EXPERTISE HIGHLIGHTS
Audit Committee Member
• Significant financial oversight expertise developed as chairman and CEO of HomeGrocer.com and in senior executive roles at Citicorp and FedEx Corporation.
• Director and former member of the audit committee of Blue Nile, Inc.
Nominating and Governance Committee Member
• Chair of Blue Nile, Inc. nominating and governance committee.
• Prior experience as lead director.

The Allstate Corporation  |  18

Thomas J. Wilson Chief Executive Officer Age 56

PROFESSIONAL EXPERIENCE
• Chairman of Allstate since May 2008 and CEO since January 2007.
• President of Allstate since January 2005 with 19 years of company service.
Allstate Board Service	Other Public Board Service
• Tenure: 8 years (2006)	• State Street Corporation	2012–present
• Chairman of the Board
• Executive committee chair

QUALIFICATIONS
Core Capabilities
✓ Corporate governance — chairman, president, and CEO of Allstate; public company board experience.
✓ Stockholder advocacy — active stockholder engagement.
✓ Leadership — assembled and leads Allstate's senior leadership team.
✓ Strategic oversight — developed Allstate's strategy to provide differentiated customer value propositions to four consumer segments.
Additional Capabilities
• Key leadership roles for over 19 years throughout Allstate.
• Thorough and in-depth understanding of Allstate's business, including its employees, agencies, products, investments, customers, and investors.
• Creation and implementation of Allstate's risk and return optimization program, allowing Allstate to withstand the recent financial market crisis and adapt to increases in severe weather and hurricanes.
• In-depth understanding of insurance industry.
• Industry and community leadership, including as former chair of the Property and Casualty CEO Roundtable and the Financial Services Roundtable and as co-chair of a public-private partnership to reduce violence in Chicago.

COMMITTEE EXPERTISE HIGHLIGHTS
Executive Committee Chair
• Chairman, president, and CEO of Allstate.
• Comprehensive knowledge of Allstate's business and industry with 19 years of leadership experience.
• Key leadership experience in numerous business and community service organizations, including The Financial Services Roundtable, U.S. Chamber of Commerce, and Federal Reserve Bank of Chicago.

19   |  The Allstate Corporation

PROXY STATEMENT	Corporate Governance Practices

Board Leadership Structure and Practices

•
Allstate's Corporate Governance Guidelines allow the Board the flexibility to allocate the responsibilities of chairman and of CEO in any way it considers to be in Allstate's best interest.

•
Thomas J. Wilson is the chairman of the Board as well as CEO. The Board has determined that Allstate currently is well-served by having these roles performed by Mr. Wilson, who provides unified leadership and direction for management to execute our strategy and business plans. At other times, such as when Mr. Wilson was transitioning into the CEO role in 2007, Allstate has split the roles of chairman and CEO between two individuals.

Lead Director

The Board has an independent lead director who:

•
Works with the chairman in developing Board meeting agendas and information provided to shape Board dialogue.

•
Serves as a liaison between the chairman and the independent directors.

•
Facilitates the Board's performance evaluation of the CEO in conjunction with the chair of the nominating and governance committee.

•
Communicates with significant stockholders, when appropriate, on matters involving broad corporate policies and practices.

•
Facilitates the evaluation of the Board and director performance in conjunction with the chairman and the chair of the nominating and governance committee.

•
Presides at all Board meetings at which the chairman is not present, including all executive sessions.

H. John Riley, Jr., who has served as the lead director since 2011, is retiring at the 2014 annual meeting of stockholders. The Board will elect a new lead director following the annual meeting.

Board Role in Risk Oversight

•
The Board is responsible for the oversight of Allstate's strategy, business results, and management, including risk management.

•
The Board reviews Allstate's overall risk position twice a year and uses external resources when appropriate to assess the enterprise risk and return management process.

•
In 2013, the Board added a risk and return committee as a standing committee of the Board.

•
The following are the key responsibilities of the risk and return committee:

•
Assists the Board in risk and return governance and oversight.
•
Reviews risk and return process, policies, and guidelines used to evaluate, monitor, and manage enterprise risk and return.
•
Supports the audit committee in its oversight of risk controls and management policies.

•
The chairs of the risk and return committee and the audit committee are members of both committees to enhance cross-committee communication at the Board level.

•
The risk and return committee meets in executive session with the chief risk executive at each meeting.

Board Role in Management Succession

•
The Board oversees the recruitment, development, and retention of executive talent and directors. Management succession is discussed in compensation and succession, nominating and governance, and Board meetings with the CEO and in executive sessions.

•
Chairman and CEO succession plans under various scenarios, such as CEO retirement or incapacity, are discussed annually by the nominating and governance committee and the Board.

•
The Board also has first-hand exposure to senior leadership and high potential officers through working and informal meetings throughout the year.

Board Role in Setting Compensation

•
The compensation and succession committee reviews the executive compensation program throughout the year and uses an independent compensation consultant to benchmark market practices and to evaluate changes to the design of our executive compensation program.

•
Allstate's executive compensation design is also reviewed by the chief risk executive to ensure that it aligns with Board-approved risk-return principles. The compensation and succession committee makes recommendations to the Board on the compensation package for the CEO and modifications to existing plans for executive officers.

•
The compensation and succession committee grants all equity awards to individuals designated as executive officers for purposes of Section 16 of the

The Allstate Corporation  |  20

  Securities Exchange Act of 1934 or covered employees as defined in Internal Revenue Code section 162(m). The compensation and succession committee has authority to grant equity awards to eligible employees in accordance with the terms of our 2013 Equity Incentive Plan. The Board has delegated limited authority to an equity award committee, consisting of the CEO, to grant awards of stock options or restricted stock units. All awards granted between compensation and succession committee meetings are reported at the next meeting.

•
In 2013, the compensation and succession committee retained a new independent compensation consultant, Compensation Advisory Partners, after reviewing various candidates in the ordinary course of its compensation consultant approval process and after an evaluation of the compensation consultant's independence. The compensation consultant assessed Allstate's executive compensation design, peer group selection, relative pay for performance, and total direct compensation for individual senior executive positions. Representatives of the compensation consultant participated in all seven committee meetings in 2013.

Management Participation in Committee Meetings

Audit Committee.    A number of our executives, including the CEO, CFO, general counsel, chief audit executive, chief compliance executive, chief risk executive, and controller participate in audit committee meetings. Senior business unit and technology executives are present when appropriate. Executive sessions of the committee are scheduled and held throughout the year, including sessions in which the committee meets exclusively with the independent registered public accountant and the chief audit executive.

Compensation and Succession Committee.    A number of our executives participate in compensation and succession committee meetings. The committee regularly meets in executive session without management present.

•
Our CEO advises on the alignment of our incentive plan performance measures with our overall strategy, appropriate weightings of incentive targets, and design of our equity incentive awards. He also provides the committee with performance evaluations of executives who report to him and recommends senior executive merit increases and compensation packages.

•
Our senior human resources executive provides the committee with internal and external analyses of the structure of compensation programs. Throughout the year, he also provides the committee with a detailed review of the estimated and actual results under our incentive compensation plans.

•
Our CFO discusses financial results relevant to incentive compensation, other financial measures, or accounting rules.

•
The general counsel is available at meetings to provide input on the legal and regulatory environment and to respond to questions about corporate governance.

•
The chief risk executive reports on compensation plans' alignment with Board-approved risk and return principles.

Nominating and Governance Committee.    Our CEO and general counsel participate in nominating and governance committee meetings. The committee regularly meets in executive session without management present.

Risk and Return Committee.    A number of our executives, including the CEO, CFO, general counsel, and chief risk executive, participate in risk and return committee meetings. The committee regularly meets in executive session, including sessions with the chief risk executive.

Outside Advisor Participation in Meetings

From time to time, outside experts such as governance specialists, cybersecurity experts, and financial advisors attend meetings to provide directors additional information on issues.

Board Attendance Policy

•
Each incumbent director attended at least 75% of the combined Board meetings and meetings of committees of which he or she was a member.

•
Attendance at Board and committee meetings during 2013 averaged 98% for directors as a group. Directors are expected to make every effort to attend Board and committee meetings and the annual meeting of stockholders. All directors who stood for election at the 2013 annual meeting of stockholders attended the annual meeting.

21   |  The Allstate Corporation

 Communication with the Board

•
The Board has established a process to facilitate communication by stockholders and other interested parties with directors as a group. The general counsel reports regularly to the nominating and governance committee on all correspondence received that, in her opinion, involves functions of the Board or its committees or that she otherwise determines merits Board attention. The communication process is posted on the Corporate Governance section of allstate.com.

•
Allstate has a proactive practice of discussing corporate governance issues with significant stockholders throughout the year. In addition, broader investor surveys are used when appropriate.

•
The audit committee has established procedures for the receipt, retention, and treatment of any complaints about accounting, internal accounting controls, and auditing matters.

Compensation Committee Interlocks and Insider Participation

•
There were no compensation committee interlocks with other companies in 2013 within the meaning of the Securities and Exchange Commission's proxy rules.

•
During 2013, the compensation and succession committee consisted of Ms. Redmond and Messrs. Beyer, Farrell, Greenberg, Henkel, LeMay, Rowe, and Smith, several of whom were members for a portion of the year.

Related Person Transactions

•
The nominating and governance committee has adopted a written policy on the review, approval, or ratification of transactions with related persons, which is posted on the Corporate Governance section of allstate.com.

•
There were no related person transactions identified for 2013.

•
The committee or committee chair reviews transactions with the corporation in which the amount involved exceeds $120,000 and in which any related person had, has, or will have a direct or indirect material interest. In general, related persons are directors, executive officers, their immediate family members, and stockholders beneficially owning 5% or more of our outstanding stock. The committee or committee chair approves or ratifies only those transactions that are in, or not inconsistent with, the best interest of the corporation and its stockholders. Transactions are reviewed and approved or ratified by the committee chair when it is not practicable or desirable to delay review of a transaction until a committee meeting. The chair reports any approved transactions to the committee. Any ongoing, previously approved or ratified related person transactions are reviewed annually.

Nominee Independence Determinations

The Board has determined that all nominees other than Mr. Wilson are independent according to applicable law, the NYSE listing standards, and the Board's Director Independence Standards. In accordance with the Director Independence Standards, the Board has determined that the nature of the relationships with the corporation that are set forth in Appendix A do not create a conflict of interest that would impair a director's independence.

The Allstate Corporation  |  22

Proposal 2 — Say-on-Pay	PROXY STATEMENT

Say-on-Pay: Advisory Vote on the Executive Compensation of the Named Executives
The Board of Directors recommends that you vote for the resolution to approve the compensation of the named executives.

•

Strong oversight by compensation and succession committee.

•

Excellent 2013 business results.

•

Enhanced alignment with stockholders through expanded equity retention requirements for senior executives beginning with 2014 awards.

We conduct a say-on-pay vote every year at the annual meeting. This say-on-pay vote is required by Section 14A of the Securities Exchange Act of 1934. While the say-on-pay vote is non-binding, the Board and the compensation and succession committee consider the voting results as part of their annual evaluation of our executive compensation program.

You may vote to approve or not approve the following advisory resolution on the executive compensation of the named executives:

RESOLVED, on an advisory basis, the stockholders of The Allstate Corporation approve the compensation of the named executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and accompanying tables and narrative on pages 24-59 of the Notice of 2014 Annual Meeting and Proxy Statement.

To be approved, a majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal must be voted "FOR." Abstentions will be counted as shares present at the meeting and will have the effect of a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the matter and will have no impact on the vote's outcome.

Please read the following Executive Compensation section for information necessary to inform your vote on this proposal.

23   |  The Allstate Corporation

PROXY STATEMENT	Executive Compensation

Executive Compensation

Compensation Discussion and Analysis

Named Executives

Our Compensation Discussion and Analysis describes Allstate's executive compensation program, including total 2013 compensation for our named executives, who are listed below with titles as of December 31, 2013:

•
Thomas J. Wilson — Chairman, President and Chief Executive Officer (CEO)

•
Steven E. Shebik — Executive Vice President and Chief Financial Officer (CFO)

•
Don Civgin — President and Chief Executive Officer, Allstate Financial

•
Judith P. Greffin — Executive Vice President and Chief Investment Officer of Allstate Insurance Company

•
Matthew E. Winter — President, Allstate Personal Lines

Compensation Program Changes

•
Stockholders approved the say-on-pay resolution on compensation in 2013 with 96% of the votes cast in favor.

•
The compensation and succession committee (Committee) considered the 2013 say-on-pay vote result, operating results, investor input, and current market practices as it evaluated whether any further changes to our executive compensation program were warranted. The Committee also utilized its independent compensation consultant to establish compensation structure and goals.

•
Following the 2013 annual meeting of stockholders, we solicited feedback from stockholders representing approximately 32% of our outstanding stock and considered a number of governance matters, including the following compensation issues:

•
Reduced maximum senior executive funding for the cash incentive award pool.  We lowered the maximum cash incentive pool funding attributable to senior executives from 250% to 200% of target beginning with the 2014 awards. Target annual cash incentive compensation, which is a specified percentage of each executive's base salary, was not changed. The maximum funding attributable to the CEO was lowered to 200% of target in 2012.

•
Enhanced equity retention requirement.  An equity retention requirement was added to supplement Allstate's existing stock ownership guidelines. Existing stock ownership guidelines apply to approximately half of officers and require these executives to hold 75% of net after-tax shares earned as compensation until the executive meets the salary multiple guideline. The salary multiple guideline is six times for the CEO and three times for other senior executives. Beginning with awards granted in 2014, Allstate added a requirement that, regardless of a senior executive's stock ownership level, senior executives must retain at least 75% of net after-tax shares for an additional year after the three-year vesting period, in the case of performance stock awards (PSAs), or for an additional year after exercised, in the case of stock options. This new retention requirement applies to senior executives who receive both PSAs and stock options, which is approximately 9% of officers. See page 30 for more information.

•
Changes to pension benefits.  We modified Allstate's pension plan so that all eligible employees earn future pension benefits under a new cash balance formula. We project that the CEO's future pension benefits will be substantially reduced as a result of these changes to the benefit plans. For more information, see pages 49-50.

•
Updated peer group.  We made changes to our compensation peer group to more closely align with insurance company peers whose revenues are similar to Allstate's and with our peer groups used by external parties. We removed Lincoln National Corporation reflecting the pending sale of Lincoln Benefit Life Company and added American International Group, Inc. as it has now returned to public ownership. We used this updated peer group for 2014 compensation benchmarking. See page 31 for more information.

The Allstate Corporation  |  24

Allstate's Executive Compensation Practices

Allstate's executive compensation program features many best practices.

✓	Pay for performance. A significant percentage of total target direct compensation is pay at risk that is connected to performance. For example, 91% of CEO target direct compensation is in annual cash incentive awards, PSAs, and stock options.
✓	Linkage between performance measures and strategic objectives. Performance measures for incentive compensation are linked to operating priorities designed to create long-term stockholder value.
✓	Independent compensation consultant. The Committee retains an independent compensation consultant to review the executive compensation program and practices.
✓	No tax gross ups. We do not provide tax gross ups beyond limited items which are generally available to all full-time employees.
✓
Double trigger in the event of a change-in-control. Beginning with awards granted in 2012, long-term equity incentive awards have a double trigger; that is, they will not vest in the event of a change-in-control unless also accompanied by a qualifying termination of employment.
✓
No repricing or exchange of underwater stock options. Our equity incentive plan does not permit repricing or exchange of underwater stock options or stock appreciation rights without stockholder approval, except in connection with certain corporate transactions involving Allstate or a change-in-control.
✓	No employment contracts for executive officers. Our executive officers are at will employees with no employment agreements.
✓	Policy on insider trading that prohibits hedging of Allstate securities.
✓	Moderate change-in-control benefits. Change-in-control severance benefits are three times target cash compensation for the CEO and two times target cash compensation for senior executives.
✓
No dividends or dividend equivalents paid on unvested PSAs. Dividend equivalents are accrued but not paid on PSAs until the performance conditions are satisfied, and the PSAs vest after the performance measurement period.
✓	Maximum payout caps for annual cash incentive compensation and PSAs.
✓
Clawback of certain compensation if restatement or covenant breach. Awards made to executive officers after May 19, 2009, under short- and long-term incentive compensation plans are subject to clawback in the event of certain financial restatements. Annual cash incentive and equity awards granted after May 19, 2009, are also subject to cancellation or recovery in certain circumstances if the recipient violates nonsolicitation covenants. Equity awards granted after February 21, 2012, are subject to cancellation or recovery in certain circumstances if the recipient violates noncompetition covenants.
✓
Robust equity ownership and retention requirements. Our CEO is required to hold stock equal to a multiple of six times salary, and other senior executives are required to hold stock equal to a multiple of three times salary. Until an executive meets the applicable stock ownership guideline, 75% of net after-tax shares received as equity compensation must be retained. Beginning with awards granted in 2014, Allstate added a requirement that, regardless of a senior executive's stock ownership level, senior executives must retain at least 75% of net after-tax shares for an additional year after the three-year vesting period, in the case of PSAs, or for an additional year after exercised, in the case of stock options.
✓	No inclusion of equity awards in pension calculations.
✓	Limited executive perquisites.

Elements of 2013 Executive Compensation Program Design

The following table lists the elements of target direct compensation for our 2013 executive compensation program. The program uses a mix of fixed and variable compensation elements and provides alignment with both short- and long-term business goals through annual and long-term incentives. Our incentives are designed to drive overall corporate performance, specific business unit strategies, and individual performance using performance and operational measures that correlate to stockholder value and align with our strategic vision and operating priorities. The Committee establishes the performance measures and ranges of performance for the variable compensation elements for overall company incentive compensation awards. An individual's participation in our incentives is based on market-based compensation levels and actual performance.

25   |  The Allstate Corporation

PROXY STATEMENT	Executive Compensation — Design

	Element	Key Characteristics	Why We Pay This Element	How We Determine Amount	2013 Decisions

Fixed	Base salary	Fixed compensation component payable in cash. Reviewed annually and adjusted when appropriate.	Provide a base level of competitive cash compensation for executive talent.	Experience, job scope, market data, individual performance.	Two of the five named executives received salary increases in 2013. Mr. Wilson's salary did not increase in 2013, remaining the same as in the previous three years. See pages 38-39.

Variable	Annual cash incentive awards	Variable compensation component payable in cash based on performance against annually established goals and assessment of individual performance.	Motivate and reward executives for performance on key strategic, operational, and financial measures during the year.
 A corporate-wide funding pool is based on performance on three measures:

•

Adjusted Operating Income

•

Total Premiums

•

Net Investment Income

Individual awards are based on job scope, market data, and individual performance.

 Strong performance on all three measures resulted in corporate funding at 200% of target for the CEO and 250% of target for the other named executives. See pages 27-28 and 35.

 Beginning with the 2014 awards, the maximum award pool funding attributable to senior executives has been lowered from 250% to 200% of target. The maximum attributable to the CEO was lowered to 200% in 2012.

	Performance stock awards	PSAs vest on the third anniversary of the grant date.	Align the interests of senior executives with long-term stockholder value and serve to retain executive talent.
 Target awards based on job scope, market data, and individual performance.

 Earned awards based on company performance on Annual Adjusted Operating Income Return on Equity with a requirement of positive Net Income for any payout above target.

Strong performance resulted in the maximum number of earned PSAs for the 2013 measurement period. See pages 29-30 and 36-37.

Stock options
		Nonqualified stock options that expire in ten years and become exercisable over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates.(1)	Align the interests of executives with long-term stockholder value and serve to retain executive talent.	Job scope, market data, individual performance.	The Committee continued its practice of granting stock options to senior executives.

(1)
Beginning with stock options granted in 2014, stock options will become exercisable over three years to reflect current market practice. One-third will become exercisable on the anniversary of the grant date for each of the three years.

The Allstate Corporation  |  26

Compensation Structure and Goal Setting

Our executive compensation program is designed to deliver compensation in accordance with corporate, business unit, and individual performance with a large percentage of compensation at risk through long-term equity awards and annual cash incentive awards. These awards are linked to actual performance, consistent with our belief that a significant amount of executive compensation should be in the form of equity and that a greater percentage of compensation should be tied to performance for executives who bear higher levels of responsibility for Allstate's performance. The mix of target direct compensation for 2013 for our CEO and the average of our other named executives is shown in the chart below.

Compensation Mix — Target

Salary

•
Executive salaries are set by the Board based on the Committee's recommendations. In recommending executive salary levels, the Committee uses the 50th percentile of our peer insurance companies as a guideline, which supports Allstate's ability to compete effectively for executive talent. Annual merit increases for named executives are based on evaluations of their performance, using the enterprise-wide merit increase budget as a guideline.

Annual Cash Incentive Awards

•
In 2013, executives could earn an annual cash incentive award based on Allstate's achievement of performance measures during the year and assessments of individual performance as described on pages 38-39.

•
In order to qualify annual cash incentive awards as deductible performance-based compensation under Internal Revenue Code section 162(m), Allstate established a pool equal to 1.0% of Adjusted Operating Income (defined on pages 58-59). For each named executive, excluding any who served as CFO during the year, the maximum amount payable is the lesser of a stockholder approved maximum of $8.5 million under the Annual Executive Incentive Plan or a percentage of the award pool, which is 40% for the CEO and 15% for each other named executive. These limits established the maximum annual cash incentive awards that could be paid while preserving deductibility under section 162(m).

•
Any named executive who served as CFO during the year may receive no more than 15% of the award pool, consistent with the award opportunity available to the other named executives other than the CEO.

•
The Committee retained complete discretion to pay less than the maximum amounts described above.

•
The Committee sets performance measure targets based on the operating plan after extensive review. Its decisions on threshold and maximum ranges are then informed by probability testing and operational performance scenarios, as shown on the following page.

•
In the event of a net loss, the annual cash incentive award pool would have been reduced by 50% of actual performance for senior executives. For example, if performance measures ordinarily would fund the corporate pool at 60% and there was a net loss, then the corporate pool would be funded at 30% for senior executives. This mechanism prevents misalignment between pay and performance in the event of a natural catastrophe or extreme financial market conditions.

•
Actual performance on three performance measures determines the overall funding level of the corporate pool and the aggregate total award budget for eligible employees.

27   |  The Allstate Corporation

•
Target annual incentive compensation percentages for each named executive are based on market data pay levels of peer insurance companies and our benchmark target for total direct compensation at the 50th percentile.

•
Individual awards are based on individual performance in comparison to position-specific compensation targets and overall company performance. The sum of individual awards has not exceeded the total corporate pool.

•
We paid the cash incentive awards in March 2014. Further information on annual cash incentive award decisions can be found in the Compensation Decisions for 2013 section on pages 38-39.

Since Allstate created a corporate pool for annual cash incentive awards in 2011, the Committee has not exercised its discretion to increase the amount of the corporate pool beyond the calculated amount. During the first quarter of the year, the Committee establishes the measures that determine the aggregate amount of funds in the corporate pool available to be paid as awards for that year. The Committee has discretion to determine the amount of awards paid from the corporate pool to the named executives. Awards are paid in the following year.

The Allstate Corporation  |  28

Performance Stock Awards and Stock Options

•
We grant equity awards to executives based on scope of responsibility, consistent with our philosophy that a significant amount of compensation should be in the form of equity and that a greater percentage of compensation should be tied to performance for executives who bear higher levels of responsibility for Allstate's performance. Additionally, from time to time, equity awards also are granted to attract new and retain existing executives.

•
The mix of equity incentives for senior executives is approximately 50% PSAs and 50% stock options. We believe both PSAs and stock options are forms of performance-based incentive compensation because PSAs provide direct alignment with stockholder interests and stock options require stock price appreciation to deliver value to an executive.

•
Beginning in 2012, PSAs tied to achievement of performance measures were granted instead of time-based restricted stock units to better align compensation with stockholder interests.

•
In March 2012 and February 2013, each of the named executives was awarded a target number of PSAs. The PSAs have a three-year performance cycle. For the 2012-2014 and 2013-2015 performance cycles, the number of PSAs which become earned and vested at the end of each three-year performance cycle depends on an annual adjusted operating income return on equity measure (Adjusted Operating Income ROE) attained during each year of the performance cycle. Adjusted Operating Income ROE is defined on page 59. Adjusted Operating Income for PSAs includes a minimum or maximum amount of after-tax catastrophe losses if actual catastrophe losses are less than or exceed those amounts, respectively, which serves to decrease volatility and stabilize the measure by limiting the impact of catastrophe losses. The Committee selected Adjusted Operating Income ROE as the performance measure because it:

•
Measures performance in a way that is tracked and understood by investors.

•
Captures both income and balance sheet impacts, including capital management actions.

•
Provides a useful gauge of overall performance while limiting the effects of factors management cannot influence, such as extreme weather conditions.

•
Correlates to changes in long-term stockholder value.

•
For the 2012-2014 and 2013-2015 performance cycles, performance is measured in three separate one-year periods. The actual number of PSAs earned for each measurement period varies from 0% to 200% of that period's target PSAs based on Adjusted Operating Income ROE for the performance cycle and measurement period. Beginning with the 2014-2016 performance cycle, performance will be measured in a single three-year measurement period.

•
The Committee requires positive net income in order for our executives to earn PSAs based on Adjusted Operating Income ROE above target. If Allstate has a net loss in a measurement period, the number of PSAs earned would not exceed target, regardless of the Adjusted Operating Income ROE. This hurdle is included to prevent misalignment between Allstate reported net income and the PSAs earned based on the Adjusted Operating Income ROE result. This situation could occur if, for example, catastrophe losses or capital losses that are not included in Adjusted Operating Income ROE caused Allstate to report a net loss for the period.

•
At the end of each measurement period, the Committee certifies the level of our Adjusted Operating Income ROE achievement, as well as the resulting number of PSAs earned by each named executive for that measurement period. The Committee does not have the discretion to adjust the performance achievement upward for any measurement period. PSAs earned will vest following the end of the three-year performance cycle, subject to continued employment (other than in the event of death, disability, retirement, or a qualifying termination following a change-in-control).

29   |  The Allstate Corporation

•
Beginning with the 2014-2016 performance cycle, performance will be measured in a single three-year measurement period. The performance measure is calculated by taking the average of adjusted operating income for each of the three years of the performance cycle, adjusted to reflect a minimum or maximum amount of catastrophe losses, if the average of actual after-tax catastrophe losses in the three-year cycle is less than or exceed those amounts, respectively. This average is then divided by the average of the shareholders' equity, excluding unrealized gains and losses, on December 31, 2013 and each year-end in the performance cycle. Below is the range of performance for the 2014-2016 performance cycle. The Committee considered historical and expected performance when approving the range of performance for the 2014-2016 performance cycle.

2014-2016 Performance Stock Awards Range of Performance

	Three-Year Average Annual Adjusted Operating Income Return on Equity

	Threshold	Target	Maximum

Measurement Period 2014-2016	6.0%	13.0%	14.5%

Payout	0%	100%	200%

Equity Ownership and Retention Requirements

Instituted in 1996, stock ownership guidelines require each of the named executives to own Allstate common stock worth a multiple of base salary to link management and stockholders' interests. The following charts show the salary multiple guidelines and the equity holdings that count towards the requirement. The current stock ownership guidelines apply to approximately half of officers and require these executives to hold 75% of net after-tax shares received as a result of equity compensation awards until his or her salary multiple guideline is met.

Stock Ownership as Multiple of Base Salary as of December 31, 2013

Named Executive	Guideline	Actual

Mr. Wilson	6	20

Mr. Shebik	3	6

Mr. Civgin	3	4

Ms. Greffin	3	5

Mr. Winter	3	4

What Counts Toward the Guideline	What Does Not Count Toward the Guideline

• Allstate shares owned personally • Shares held in the Allstate 401(k) Savings Plan • Restricted stock units	• Unexercised stock options • Performance stock awards

Beginning with awards granted in 2014, Allstate added a requirement that, regardless of a senior executive's stock ownership level, senior executives must retain at least 75% of net after-tax shares for an additional year after the three-year vesting period, in the case of PSAs, or for an additional year after exercised, in the case of stock options. This new retention requirement applies to senior executives who receive both PSAs and stock options, which is approximately 9% of officers.

We also have a policy on insider trading that prohibits all officers, directors, and employees from engaging in transactions in securities issued by Allstate or any of its subsidiaries that might be considered speculative or hedging, such as selling short or buying or selling options.

Timing of Equity Awards and Grant Practices

•
Typically, the Committee approves grants of equity awards during a meeting in the first fiscal quarter. The timing allows the Committee to align awards with our annual performance and business goals.

•
Throughout the year, the Committee may grant equity incentive awards to newly hired or promoted executive officers. The grant date for these awards is fixed as the first business day of a month following the later of committee action or the date of hire or promotion.

•
For additional information on the Committee's practices, see the Corporate Governance Practices section of this proxy statement.

The Allstate Corporation  |  30

Peer Benchmarking

The Committee monitors performance toward goals throughout the year and reviews executive compensation program design and executive pay levels annually. As part of that evaluation, an independent compensation consultant, Compensation Advisory Partners, provided executive compensation data, information on current market practices, and alternatives to consider when determining compensation for our named executives. The Committee benchmarked our executive compensation program design, executive pay, and performance against a group of peer insurance companies that are publicly traded. Product mix, market segment, annual revenues, premiums, assets, and market value were considered when identifying peer companies. The Committee believes Allstate competes against these companies for executive talent and stockholder investment. The Committee reviews the composition of the peer group annually with the assistance of its compensation consultant. In late 2013, we removed Lincoln National Corporation reflecting the pending sale of Lincoln Benefit Life Company and added American International Group, Inc. as it has now returned to public ownership. We used this updated peer group for 2014 compensation benchmarking.

The following table reflects the peer group used for 2013 compensation benchmarking.

PEER INSURANCE COMPANIES(1)

Company Name	Revenue ($ in billions)	Market Cap ($ in billions)	Assets ($ in billions)	Premiums ($ in billions)	Property and Casualty Insurance Products	Life Insurance and Financial Products

ACE Ltd.	19.2	35.2	94.5	16.6	✓

AFLAC Inc.	23.9	30.7	121.3	20.1		✓

The Chubb Corporation	13.9	24.0	50.4	12.1	✓

The Hartford Financial Services Group, Inc.	26.2	16.4	277.9	15.4	✓	✓

Lincoln National Corporation	12.0	13.6	236.9	6.8		✓

Manulife Financial Corporation	16.0	34.3	454.2	16.0		✓

MetLife Inc.	68.2	60.5	885.3	47.1	✓	✓

The Progressive Corporation	18.2	16.2	24.4	17.1	✓

Prudential Financial, Inc.	41.5	42.7	731.8	31.7		✓

The Travelers Companies, Inc.	26.2	32.0	103.8	22.6	✓

Allstate	34.5	24.5	123.5	30.0	✓	✓

Allstate Ranking Relative to Peers:
— Property and Casualty Insurance	2 of 7	4 of 7	3 of 7	2 of 7

— Life Insurance and Financial Products	3 of 7	5 of 7	6 of 7	3 of 7

— All Peer Insurance Companies	3 of 11	7 of 11	6 of 11	3 of 11

(1)
Information as of year-end 2013.
•
In its executive pay discussions, the Committee also considered compensation information for S&P 100 companies with $15 billion to $60 billion in fiscal 2012 revenue. We compete with these publicly traded companies for executive talent.

•
The Committee utilized compensation surveys that provided information on companies of broadly similar size and business mix as Allstate, as well as companies with a broader market context. The compensation surveys considered include the Towers Watson Diversified Insurance Survey, the Towers Watson General Industry Survey, and the Frederic W. Cook General Industry Survey. The Towers Watson Diversified Insurance Survey includes insurance companies with assets greater than $125 billion. The Towers Watson General Industry Survey includes companies with revenue greater than $20 billion.

•
The Committee uses the 50th percentile of our peer group as a guideline in setting the target total direct compensation of our named executives. Within the guideline, the Committee balances the various elements of compensation based on individual experience, job scope and responsibilities, performance, and market practices.

31   |  The Allstate Corporation

 Other Elements of Compensation

To remain competitive with other employers and to attract, retain, and motivate highly talented executives and other employees, we offer the benefits listed in the following table.

Benefit or Perquisite	Named Executives	Other Officers and Certain Managers	All Full-time and Regular Part-time Employees

401(k)(1) and defined benefit pension	•	•	•

Supplemental retirement benefit	•	•

Health and welfare benefits(2)	•	•	•

Supplemental long-term disability	•	•

Deferred compensation	•	•

Tax preparation and financial planning services	•	•(3)

Personal use of aircraft, ground transportation, and mobile devices(4)	•	•

(1)
Allstate contributed $.56 for every dollar of basic pre-tax deposits made in 2013 (up to 5% of eligible pay).

(2)
Including medical, dental, vision, life, accidental death and dismemberment, long-term disability, and group legal insurance.

(3)
All officers are eligible for tax preparation services. Financial planning services were provided only to senior executives.

(4)
The Board encourages the CEO to use our corporate aircraft when it improves his efficiency in managing the company, even if it is for personal purposes. Personal usage is counted as taxable compensation. In limited circumstances approved by the CEO, senior executives are permitted to use our corporate aircraft for personal purposes. Ground transportation is available to senior executives. Mobile devices are available to senior executives, other officers, and certain managers and employees depending on their job responsibilities.

Retirement Benefits

Each named executive participates in two different defined benefit pension plans. The Allstate Retirement Plan (ARP) is a tax qualified defined benefit pension plan available to all of our regular full-time and regular part-time employees who meet certain age and service requirements. The ARP provides an assured retirement income based on an employee's level of compensation and length of service at no cost to the employee. As the ARP is a tax qualified plan, federal tax law limits (1) the amount of an individual's compensation that can be used to calculate plan benefits and (2) the total amount of benefits payable to a plan participant on an annual basis. For certain employees, these limits may result in a lower benefit under the ARP than would have been payable otherwise. Therefore, the Supplemental Retirement Income Plan (SRIP) is used to provide ARP-eligible employees whose compensation or benefit amount exceeds the federal limits with an additional defined benefit in an amount equal to what would have been payable under the ARP if the federal limits did not exist.

Change-in-Control and Post-Termination Benefits

Consistent with our compensation objectives, we offer these benefits to attract, motivate, and retain executives. A change-in-control of Allstate could have a disruptive impact on both Allstate and our executives. Change-in-control benefits and post-termination benefits are designed to mitigate that impact and to maintain alignment between the interests of our executives and our stockholders.

We substantially reduced change-in-control benefits in 2011. Compared with the previous arrangements, the change-in-control severance plan (CIC Plan) eliminates all excise tax gross ups and eliminates the lump sum cash pension enhancement based on additional years of age, service, and compensation. For the CEO, the amount of cash severance payable is three times the sum of base salary and target annual incentive. For the other named executives, the amount of cash severance payable is two times the sum of base salary and target annual incentive. In order to receive the cash severance benefits under the CIC Plan following a change-in-control, a participant must have been terminated (other than for cause, death, or disability) or the participant must have terminated employment

The Allstate Corporation  |  32

for good reason (such as adverse changes in the terms or conditions of employment, including a material reduction in base compensation, a material change in authority, duties, or responsibilities, or a material change in job location) within two years following a change-in-control. In addition, long-term equity incentive awards granted after 2011 will vest on an accelerated basis due to a change-in-control only if either Allstate terminates the executive's employment (other than for cause, death, or disability) or the executive terminates his or her employment for good reason within two years after the change-in-control (so-called double-trigger vesting).

The change-in-control and post-termination arrangements which are described in the Potential Payments as a Result of Termination or Change-in-Control section are not provided exclusively to the named executives. A larger group of management employees is eligible to receive many of the post-termination benefits described in that section.

Impact of Tax Considerations on Compensation

We may take a tax deduction of no more than $1 million per executive for compensation paid in any year to our CEO and the three other most highly compensated executives, excluding any individual that served as CFO during the year, as of the last day of the fiscal year in which the compensation is paid, unless the compensation meets specific standards. We may deduct more than $1 million in compensation if the compensation is performance-based and paid under a plan that meets certain requirements. The Committee considers the impact of this rule in developing, implementing, and administering our compensation programs. However, the Committee balances this consideration with our primary goal of structuring compensation programs to attract, motivate, and retain highly talented executives.

Our compensation programs are designed and administered so that payments to affected executives can be fully tax-deductible. However, in light of the balance mentioned above and the need to maintain flexibility in administering compensation programs, we may authorize compensation in any year that exceeds $1 million and does not meet the required standards for deductibility. The amount of compensation paid in 2013 that was not deductible for tax purposes was $13,141,261.

33   |  The Allstate Corporation

PROXY STATEMENT	Executive Compensation — Earned Awards

2013 Performance and Compensation

The company's strong 2013 operating and financial results led to above-target annual incentive compensation payments for the named executives in 2013. Total shareholder return for 2013 was 38%.

Performance measures are based on Allstate's strategy of providing differentiated products and services to distinct consumer segments, 2013 priorities, and the 2013 operating plan.

Our unique strategy	2013 Priorities
• Grow insurance premiums. • Maintain auto profitability. • Raise returns in homeowners and annuity businesses. • Proactively manage investments. • Reduce our cost structure.

In 2013, Allstate continued to deliver on its customer-focused strategy and operating priorities. Net income available to common shareholders for 2013 was $2.26 billion, or $4.81 per diluted common share, compared with $2.31 billion, or $4.68 per diluted common share, in 2012. Operating income* was $2.67 billion, or $5.68 per diluted common share, compared to $2.15 billion, or $4.36 per diluted common share in 2012, due in part to lower 2013 catastrophe losses partially offset by the $150 million in after-tax pension settlement charges. Book value per common share increased 6.9% to $45.31 at year-end 2013.

Allstate achieved its five operating priorities in 2013:

•
Grow insurance premiums.  We grew insurance policies in force in all three brands during the year, reflecting continued positive momentum in serving unique consumer segments with differentiated offerings. Total Allstate Protection net written premium was $28.16 billion, an increase of 4.2% over 2012. Allstate Financial grew total premiums and contract charges by 5.0% in 2013, including a 5.5% increase in underwritten products, such as life insurance and voluntary accident and health insurance.

•
Maintain auto profitability.  We also maintained good auto insurance profitability in 2013. Allstate's property-liability business produced a 92.0 combined ratio for 2013, 3.5 points better than 2012.

•
Raise returns in homeowners and annuity businesses.  Allstate brand homeowners benefited from actions to position this business for sustainable profitability. Annuity returns improved in 2013 due primarily to higher investment spread, although long-term returns remain challenged by continued low interest rates. During the year, we also announced a definitive agreement to sell Lincoln Benefit Life Company and its life insurance business generated through independent master brokerage agencies, deferred fixed annuity and long-term care insurance business. Allstate Financial is now focused on providing life insurance and voluntary employee benefits products through the Allstate agency and Allstate Benefits channels.

•
Proactively manage investments.  Allstate Investments continued to apply a proactive approach to risk and return optimization throughout 2013. The total portfolio yield for the year was 4.6%, comparable to 2012. Total portfolio return for the year was 1.8%, primarily driven by low fixed income performance which was enhanced by strong equity returns including limited partnerships. Net investment income totaled $3.94 billion in 2013, and included $541 million from limited partnership interests and $139 million related to prepayment fee income and litigation proceeds.

•
Reduce our cost structure.  Allstate also made progress in reducing its future cost structure in 2013, including changes to its benefit offerings.

*
For definition of this item, see Appendix E.

The Allstate Corporation  |  34

Allstate's total stockholder return relative to the market cap-weighted average of the peer group used for 2013 compensation benchmarking, property and casualty insurance company peers, and life insurance company peers (each identified on page 31) over one-, three-, and five-year periods is demonstrated in the following chart.

Comparison of Total Stockholder Return

Annual Cash Incentive Awards

In 2013, the total annual cash incentive funding pool was calculated based on three measures: Adjusted Operating Income, Total Premiums, and Net Investment Income. For a description of how these measures are calculated, see pages 58-59. The ranges of performance and 2013 actual results are shown in the following table.

2013 Annual Cash Incentive Award Performance Measures

Measure	Threshold	Target	Maximum	Actual Results

Adjusted Operating Income (in millions)	$1,500	$1,900	$2,300	$2,315

Total Premiums (in millions)	$29,600	$30,000	$30,400	$30,510

Net Investment Income (in millions)	$3,400	$3,600	$3,750	$3,941

Payout Percentages

CEO	50%*	100%	200%	200% payout

Other Named Executives	50%*	100%	250%	250% payout

*
Actual performance below threshold results in a 0% payout.

35   |  The Allstate Corporation

 Performance Stock Awards

Adjusted Operating Income ROE is the measure used for PSAs. For a description of how this measure is calculated for each performance cycle, see page 59. The measurement periods and levels of Adjusted Operating Income ROE needed to earn the threshold, target, and maximum number of PSAs for the measurement period as well as actual results are set forth in the table below. The annually increasing performance goals are consistent with the corporation's return objectives and recognize the inherent earnings volatility of Allstate's business.

Performance Stock Awards Ranges of Performance

	Annual Adjusted Operating Income Return on Equity

	Threshold	Target	Maximum	Actual Results

2012-2014 PSA Performance Cycle

Measurement Period 2012	4.0%	10.0%	11.5%	12.3%

Measurement Period 2013	4.5%	10.5%	12.25%	13.1%

Measurement Period 2014	5.0%	11.0%	13.0%	To be determined in 2015

2013-2015 PSA Performance Cycle

Measurement Period 2013	6.0%	11.0%	12.5%	13.4%

Measurement Period 2014	6.0%	12.0%	13.5%	To be determined in 2015

Measurement Period 2015	6.0%	13.0%	14.5%	To be determined in 2016

Payout	0%	100%	200%

The Allstate Corporation  |  36

The following table shows the target number of PSAs granted to each of our named executives for the 2012-2014 and 2013-2015 performance cycles, the target number of PSAs for each measurement period, and the number of PSAs earned based on achievement of the performance measure.

2012-2014 Performance Cycle

		2012 Measurement Period			2013 Measurement Period			2014 Measurement Period

Named Executive	Target Number of PSAs for 2012-2014 Performance Cycle	Target Number of PSAs	Actual Result	Number of PSAs Earned	Target Number of PSAs	Actual Result	Number of PSAs Earned	Target Number of PSAs	Actual Result	Number of PSAs Earned

Mr. Wilson	124,194	41,398	Maximum	82,796	41,398	Maximum	82,796	41,398

Mr. Shebik	9,736	3,245	Maximum	6,490	3,245	Maximum	6,490	3,246	To be determined

Mr. Civgin	30,645	10,215	Maximum	20,430	10,215	Maximum	20,430	10,215	in 2015.

Ms. Greffin	29,032	9,677	Maximum	19,354	9,677	Maximum	19,354	9,678

Mr. Winter	40,323	13,441	Maximum	26,882	13,441	Maximum	26,882	13,441

2013-2015 Performance Cycle

		2013 Measurement Period			2014 Measurement Period			2015 Measurement Period

Named Executive	Target Number of PSAs for 2013-2015 Performance Cycle	Target Number of PSAs	Actual Result	Number of PSAs Earned	Target Number of PSAs	Actual Result	Number of PSAs Earned	Target Number of PSAs	Actual Result	Number of PSAs Earned

Mr. Wilson	84,411	28,137	Maximum	56,274	28,137			28,137

Mr. Shebik	19,733	6,577	Maximum	13,154	6,578	To be determined		6,578	To be determined

Mr. Civgin	23,021	7,673	Maximum	15,346	7,674	in 2015.		7,674	in 2016.

Ms. Greffin	20,061	6,687	Maximum	13,374	6,687			6,687

Mr. Winter	27,817	9,272	Maximum	18,544	9,272			9,273

37   |  The Allstate Corporation

 Compensation Decisions for 2013

Mr. Wilson, Chairman, President and Chief Executive Officer

•
Mr. Wilson's total compensation and the amount of each compensation element are driven by the design of our compensation program, his experience, responsibility for Allstate's overall strategic direction, performance, and operations, and the Committee's analysis of peer company CEO compensation. In conjunction with the Committee's independent compensation consultant, the Committee conducts an annual review of Mr. Wilson's total target direct compensation and determines if any changes are warranted.

•
During the 2012 annual review, it was determined that Mr. Wilson's compensation opportunity should be increased to align with Allstate's practice of targeting compensation at the median of its insurance industry peer group. Mr. Wilson's total target direct compensation has historically been significantly below the 50th percentile of our peer group. Because of Mr. Wilson's leadership responsibilities, experience, and ultimate accountability for company performance, the Committee set a higher level of target total direct compensation for him than for other executive officers.

•
During the 2013 annual review, the Committee determined that no adjustments were necessary to Mr. Wilson's compensation opportunity. Mr. Wilson's salary, annual cash incentive target of 300% of salary, and long-term equity incentive target of 700% of salary places his target total direct compensation at approximately the 50th percentile of our peer group.

•
Salary.  In 2013, the Board did not adjust Mr. Wilson's annual salary of $1,100,000, which was effective in March 2010.

•
Annual Cash Incentive Award.  Mr. Wilson's target annual incentive payment of 300% of base salary with a maximum pool funding of 200% of target was unchanged in 2013.

•
Under Mr. Wilson's leadership, Allstate delivered on its strategy to provide differentiated products to four consumer segments while improving returns. An increase in overall premiums and a 24.3% increase in operating income were among the measures of success in 2013.

•
Allstate Protection maintained strong auto profitability, grew policies in force, and benefited from dramatically improved returns in homeowners.

•
Allstate Financial's strategic shift to underwritten products continued to benefit results. As of March 15, 2014, the divestiture of Lincoln Benefit Life Company was pending regulatory approval.

•
Allstate Investments proactive portfolio management continued to produce solid returns despite the low interest rate environment.

•
Total cash returns to shareholders in 2013 included $352 million of dividends and $1.8 billion of share repurchases, representing 9.4% of the average market capitalization for the year.

    The Committee approved an annual cash incentive award of $6,600,000 for Mr. Wilson based on its assessment of his performance in improving overall returns in 2013. This was in-line with the corporate pool funding at 200% of target. No positive discretion was utilized.

  •
  Equity Incentive Awards.  In February 2013, based on its assessment of Mr. Wilson's performance in delivering strong business results in 2012, the Committee granted him equity awards of stock options with a grant date fair value of $4,350,006 and PSAs with a grant date fair value of $3,849,986, which was above Mr. Wilson's target equity incentive award opportunity of 700% of salary.

Other Named Executives

Mr. Wilson evaluates the performance and contributions of each member of his senior leadership team, including each of the other named executives. Based on his review, Mr. Wilson recommends specific adjustments to salary and incentive targets as well as actual incentive awards. The recommendations are considered and approved by the Committee.

Mr. Shebik, Executive Vice President and Chief Financial Officer

•
Salary.  In 2013, the Board did not adjust Mr. Shebik's annual salary of $600,000, which was effective in July 2012.

•
Incentive Targets.  No changes were made to Mr. Shebik's incentive targets during 2013. Mr. Shebik's annual incentive target was 110% of salary and the target equity incentive opportunity was 300% of salary.

The Allstate Corporation  |  38

•
Annual Cash Incentive Award.  Under Mr. Shebik's leadership, the organization delivered strong operating results and continued to demonstrate excellent proactive capital management. The Committee approved an annual cash incentive award of $2,100,000 for Mr. Shebik based on its assessment of his performance in establishing and executing against our customer value propositions, delivering improved returns, and driving excellent capital results.

•
Equity Incentive Awards.  In February 2013, based on a review of Mr. Shebik's performance during 2012, the Committee granted him equity awards with a grant date fair value of $1,800,022 aligned with his target equity incentive award opportunity.

Mr. Civgin, President and Chief Executive Officer, Allstate Financial

•
Salary.  The Board did not adjust Mr. Civgin's annual salary of $700,000 during 2013.

•
Incentive Targets.  No changes were made to Mr. Civgin's incentive targets during 2013. Mr. Civgin's annual incentive target was 125% of salary and the target equity incentive opportunity was 300% of salary.

•
Annual Cash Incentive Award.  Under Mr. Civgin's leadership, Allstate Financial continued to grow underwritten products sold through Allstate Agencies, shifted capital to align with company strategy, and announced a definitive agreement to sell Lincoln Benefit Life Company. Allstate Financial operating results in 2013 were above target levels, while Esurance continued to grow. The Committee approved an annual cash incentive award of $2,000,000 for Mr. Civgin based on its assessment of his performance in delivering strong operating results at Allstate Financial and continuing to deliver on the growth goals at Esurance.

•
Equity Incentive Awards.  In February 2013, based on a review of Mr. Civgin's performance in 2012, the Committee granted him equity awards with a grant date fair value of $2,099,984 aligned with his target equity incentive award opportunity.

Ms. Greffin, Executive Vice President and Chief Investment Officer of Allstate Insurance Company

•
Salary.  The Board approved an increase from $610,000 to $640,000 effective March 2013, based on Ms. Greffin's market positioning and performance.

•
Incentive Targets.  No changes were made to Ms. Greffin's incentive targets during 2013. Ms. Greffin's annual incentive target was 110% of salary and the target equity incentive opportunity was 300% of salary.

•
Annual Cash Incentive Award.  Under Ms. Greffin's leadership, Allstate Investments delivered net investment income above plan and continued to develop its strategy of creating a new risk profile through shifting asset allocations to capture a better risk adjusted return. The Committee approved an annual cash incentive award of $1,400,000 for Ms. Greffin based on its assessment of her performance.

•
Equity Incentive Awards.  In February 2013, based on a review of Ms. Greffin's performance in 2012, the Committee granted her equity awards with a grant date fair value of $1,829,981 reflecting her target equity incentive award opportunity.

Mr. Winter, President, Allstate Personal Lines

•
Salary.  The Board awarded an increase from $725,000 to $750,000, effective March 2013, based on a combination of Mr. Winter's performance in 2012 and market positioning.

•
Incentive Targets.  No changes were made to Mr. Winter's incentive targets during 2013. Mr. Winter's annual incentive target was 150% of salary and the target equity incentive opportunity was 350% of salary.

•
Annual Cash Incentive Award.  Under Mr. Winter's leadership, Allstate Personal Lines continued to deliver on its strategy of offering unique products to our different consumer segments while achieving its priorities of maintaining auto margins, increasing homeowners' returns, and growing insurance premiums. Allstate Personal Lines delivered strong combined ratio results in auto and homeowners and exceeded growth plans. The Committee approved an annual cash incentive award of $3,000,000 for Mr. Winter based on its assessment of his performance in delivering strong operating metrics, enhancing relationships with our agents, and increasing retention rates by building a customer-focused culture.

•
Equity Incentive Awards.  In February 2013, based on a review of Mr. Winter's performance during 2012, the Committee granted him equity awards with a grant date fair value of $2,537,481 aligned with his target equity incentive opportunity.

39   |  The Allstate Corporation

PROXY STATEMENT	Compensation Committee Report

Compensation Committee Report

The Compensation and Succession Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained on pages 24-39 of this proxy statement. Based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION AND SUCCESSION COMMITTEE

Jack M. Greenberg (Chairman)
Herbert L. Henkel	John W. Rowe
Andrea Redmond

The Allstate Corporation  |  40

Executive Compensation — Tables	PROXY STATEMENT

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the named executives for the last three fiscal years.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)		All Other Compensation ($)(5)	Total ($)

Thomas J. Wilson
(Chairman, President	2013	1,100,000	—	3,849,986	4,350,006	6,600,000	2,720,160	(6)	53,571	18,673,723
and Chief Executive	2012	1,100,000	—	3,850,014	3,850,000	6,164,730	1,982,607		111,204	17,058,555
Officer)	2011	1,100,000	—	2,310,005	4,290,001	2,252,800	1,157,562		69,448	11,179,816

Steven E. Shebik
(Executive Vice
President and Chief	2013	600,000	—	900,022	900,000	2,100,000	1,070,582	(7)	34,165	5,604,769
Financial Officer)	2012	545,330	—	531,099	531,108	1,175,994	563,812		33,904	3,381,247

Don Civgin
(President and Chief	2013	700,000	—	1,049,988	1,049,996	2,000,000	69,422	(8)	27,902	4,897,308
Executive Officer,	2012	690,000	—	949,995	949,998	2,000,000	48,581		28,302	4,666,876
Allstate Financial)	2011	624,231	—	594,998	1,104,996	750,000	29,270		23,532	3,127,027

Judith P. Greffin
(Executive Vice	2013	634,807	—	914,982	914,999	1,400,000	271,815	(9)	33,580	4,170,183
President and Chief	2012	606,538	—	899,992	899,998	1,700,000	952,989		25,450	5,084,967
Investment Officer)	2011	577,692	—	535,486	994,500	750,000	616,936		32,156	3,506,770

Matthew E. Winter	2013	745,673	—	1,268,733	1,268,748	3,000,000	102,174	(10)	35,150	6,420,478
(President, Allstate	2012	721,154	—	1,250,013	1,249,997	3,000,000	52,425		37,400	6,310,989
Personal Lines)	2011	654,231	—	770,012	1,429,997	1,000,000	48,100		44,180	3,946,520

(1)
Mr. Shebik was not a named executive in 2011.

(2)
The aggregate grant date fair value of PSAs granted in 2013 and 2012 and restricted stock units awards granted in 2012 and 2011 are computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 (ASC 718). The fair value of PSAs and RSUs is based on the final closing price of Allstate's stock as of the grant date, which in part reflects the payment of expected future dividends. (See note 19 to our audited financial statements for 2013.) This amount reflects an accounting expense and does not correspond to actual value that will be realized by the named executives. The value of PSAs is based on the probable satisfaction of the performance conditions. The number of PSAs granted in 2013 to each named executive is provided in the Grants of Plan-Based Awards table on page 43. The value of the PSAs granted in 2013 at grant date share price if maximum corporate performance were to be achieved is as follows: Mr. Wilson $7,699,972, Mr. Shebik $1,800,044, Mr. Civgin $2,099,976, Ms. Greffin $1,829,964, and Mr. Winter $2,537,466.

(3)
The aggregate grant date fair value of option awards computed in accordance with FASB ASC 718. The fair value of each option award is estimated on the grant date using a binomial lattice model and the assumptions (see note 19 to our audited financial statements for 2013) as set forth in the following table:

	2013	2012	2011

Weighted average expected term	8.2 years	9.0 years	7.9 years
Expected volatility	19.1 - 48.1%	20.2 - 53.9%	22.1 - 53.9%
Weighted average volatility	31.0%	34.6%	35.1%
Expected dividends	1.9 - 2.2%	2.2 - 3.0%	2.5 - 3.7%
Weighted average expected dividends	2.2%	2.8%	2.7%
Risk-free rate	0.0 - 2.9%	0.0 - 2.2%	0.0 - 3.5%

This amount reflects an accounting expense and does not correspond to actual value that will be realized by the named executives. The number of options granted in 2013 to each named executive is provided in the Grants of Plan-Based Awards table on page 43.

41   |  The Allstate Corporation

(4)
Amounts reflect the aggregate increase in actuarial value of the pension benefits as set forth in the Pension Benefits table, accrued during 2013, 2012, and 2011. These are benefits under the Allstate Retirement Plan (ARP) and the Supplemental Retirement Income Plan (SRIP). Non-qualified deferred compensation earnings are not reflected since our Deferred Compensation Plan does not provide above-market earnings. The pension plan measurement date is December 31. (See note 18 to our audited financial statements for 2013.) Beginning in 2014, all eligible employees will earn future pension benefits under a new cash balance formula only. As a result, Mr. Wilson, Mr. Shebik, and Ms. Greffin will experience a significant reduction in their future pension accruals.

(5)
The All Other Compensation for 2013 — Supplemental Table provides details regarding the amounts for 2013 for this column.

(6)
Reflects the increase in the actuarial value of the benefits provided to Mr. Wilson under the ARP and SRIP of $18,553 and $2,701,607 respectively.

(7)
Reflects the increase in the actuarial value of the benefits provided to Mr. Shebik under the ARP and SRIP of $28,707 and $1,041,875 respectively.

(8)
Reflects the increase in the actuarial value of the benefits provided to Mr. Civgin under the ARP and SRIP of $5,444 and $63,978 respectively.

(9)
Reflects the change in the actuarial value of the benefits provided to Ms. Greffin under the ARP and SRIP of -$8,612 and $280,427 respectively.

(10)
Reflects the increase in the actuarial value of the benefits provided to Mr. Winter under the ARP and SRIP of $6,588 and $95,586 respectively.

ALL OTHER COMPENSATION FOR 2013 — SUPPLEMENTAL TABLE
(In dollars)

The following table describes the incremental cost of other benefits provided in 2013 that are included in the "All Other Compensation" column.

Name	Personal Use of Aircraft(1)	401(k) Match(2)	Other(3)	Total All Other Compensation

Mr. Wilson	16,609	7,140	29,822	53,571

Mr. Shebik	0	7,140	27,025	34,165

Mr. Civgin	0	7,140	20,762	27,902

Ms. Greffin	0	7,140	26,440	33,580

Mr. Winter	0	7,140	28,010	35,150

(1)
The amount reported for personal use of aircraft is based on the incremental cost method, which is calculated based on Allstate's average variable costs per flight hour. Variable costs include fuel, maintenance, on-board catering, landing/ramp fees, and other miscellaneous variable costs. The total annual variable costs are divided by the annual number of flight hours flown by the aircraft to derive an average variable cost per flight hour. This average variable cost per flight hour is then multiplied by the flight hours flown for personal use to derive the incremental cost. This method of calculating the incremental cost excludes fixed costs that do not change based on usage, such as pilots' and other employees' salaries, costs incurred in purchasing the aircraft, and non-trip related hangar expenses.

(2)
Each of the named executives participated in our 401(k) plan during 2013. The amount shown is the amount allocated to their accounts as employer matching contributions.

(3)
"Other" consists of premiums for group life insurance and personal benefits and perquisites consisting of mobile devices, tax preparation services, financial planning, ground transportation, and supplemental long-term disability coverage. There was no incremental cost for the use of mobile devices. We provide supplemental long-term disability coverage to all regular full- and part-time employees who participate in the

The Allstate Corporation  |  42

  long-term disability plan and whose annual earnings exceed the level which produces the maximum monthly benefit provided by the long-term disability plan. This coverage is self-insured (funded and paid for by Allstate when obligations are incurred). No obligations for the named executives were incurred in 2013, and therefore, no incremental cost is reflected in the table.

GRANTS OF PLAN-BASED AWARDS AT FISCAL YEAR-END 2013(1)

The following table provides information about non-equity incentive plan awards and equity awards granted to our named executives during fiscal year 2013.

									All Other Option Awards: Number of Securities Underlying Options (#)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)				Exercise or Base Price of Option Awards ($/Shr)(4)	Grant Date Fair Value ($)(5)
Name	Grant Date	Plan Name	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)			Stock Awards	Option Awards

Mr. Wilson	—	Annual cash incentive	1,650,000	3,300,000	8,500,000
	2/12/2013	Performance stock awards				0	84,411	168,822			3,849,986
	2/12/2013	Stock options							363,409	45.61		4,350,006

Mr. Shebik	—	Annual cash incentive	330,000	660,000	5,458,500
	2/12/2013	Performance stock awards				0	19,733	39,466			900,022
	2/12/2013	Stock options							75,188	45.61		900,000

Mr. Civgin	—	Annual cash incentive	437,500	875,000	5,458,500
	2/12/2013	Performance stock awards				0	23,021	46,042			1,049,988
	2/12/2013	Stock options							87,719	45.61		1,049,996

Ms. Greffin	—	Annual cash incentive	349,144	698,288	5,458,500
	2/12/2013	Performance stock awards				0	20,061	40,122			914,982
	2/12/2013	Stock options							76,441	45.61		914,999

Mr. Winter	—	Annual cash incentive	559,255	1,118,510	5,458,500
	2/12/2013	Performance stock awards				0	27,817	55,634			1,268,733
	2/12/2013	Stock options							105,994	45.61		1,268,748

(1)
Awards under the Annual Executive Incentive Plan and the 2013 Equity Incentive Plan.

(2)
The amounts in these columns consist of the threshold, target, and maximum annual cash incentive awards for the named executives. The threshold amount for each named executive is 50% of target, as the minimum amount payable if threshold performance is achieved. If the threshold is not achieved, the payment to named executives would be zero. The target amount is based upon achievement of the performance measures listed under the Annual Cash Incentive Awards caption on page 35. The maximum amount payable to any named executive who served as CFO during the year is an amount equal to 15% of the award pool. The maximum amount payable to the CEO and the three most highly compensated executives, excluding any named executive who served as CFO during the year, is the lesser of a stockholder approved maximum of $8.5 million under the Annual Executive Incentive Plan or a percentage, which varies by executive, of the award pool. The award pool is equal to 1.0% of Adjusted Operating Income with award opportunities capped at 40% of the pool for Mr. Wilson and 15% of the pool for each other such named executive. Adjusted Operating Income is defined on pages 58-59.

(3)
The amounts shown in these columns reflect the threshold, target, and maximum PSAs for the named executives. The threshold amount for each named executive is 0% payout. The target and maximum amounts are based upon achievement of the performance measures listed under the Performance Stock Awards caption on page 36.

(4)
The exercise price of each option is equal to the fair market value of Allstate's common stock on the grant date. Fair market value is equal to the closing sale price on the grant date or, if there was no such sale on the grant date, then on the last previous day on which there was a sale.

(5)
The aggregate grant date fair value of the February 12, 2013, PSAs was $45.61 and stock option award was $11.97, computed in accordance with FASB ASC 718 based on the probable satisfaction of the performance conditions. The assumptions used in the valuation are discussed in footnotes 2 and 3 to the Summary Compensation Table on page 41.

43   |  The Allstate Corporation

 Stock Options

Stock options represent an opportunity to buy shares of our stock at a fixed exercise price at a future date. We use them to align the interests of our executives with long-term stockholder value, as the stock price must appreciate from the grant date for the executives to profit.

Under our stockholder-approved equity incentive plan, the exercise price cannot be less than the fair market value of a share on the grant date. Stock option repricing is not permitted. In other words, without an event such as a stock split, if the Committee cancels an award and substitutes a new award, the exercise price of the new award cannot be less than the exercise price of the cancelled award.

All stock option awards have been made in the form of nonqualified stock options. The options granted to the named executives in 2013 become exercisable over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates, and expire in ten years, except in certain change-in-control situations or under other special circumstances approved by the Committee.

Beginning with stock options granted in 2014, stock options will become exercisable over three years to reflect current market practice. One-third of the stock options will become exercisable on the anniversary of the grant date for each of the three years.

Performance Stock Awards

PSAs represent our promise to transfer shares of common stock in the future if certain performance measures are met. Each PSA represents Allstate's promise to transfer one fully vested share in the future for each PSA that vests. PSAs earned will vest following the end of the three-year performance cycle, subject to continued employment (other than in the event of death, disability, retirement, or a qualifying termination following a change-in-control). Vested PSAs will be converted into shares of Allstate common stock and dividend equivalents accrued on these shares will be paid in cash. No dividend equivalents will be paid prior to vesting.

The Allstate Corporation  |  44

Outstanding Equity Awards at Fiscal Year-End 2013

The following table summarizes the outstanding equity awards of the named executives as of December 31, 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2013

	Option Awards(1)					Stock Awards(2)

Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(3)	Number of Securities Underlying Unexercised Options (#) Unexercisable(4)	Option Exercise Price	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)(7)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(6)

Mr. Wilson	Feb. 22, 2005	98,976		$52.57	Feb. 22, 2015
	Jun. 01, 2005	100,000		$58.47	Jun. 01, 2015
	Feb. 21, 2006	66,000		$53.84	Feb. 21, 2016
	Feb. 21, 2006	124,000		$53.84	Feb. 21, 2016
	Feb. 20, 2007	262,335		$62.24	Feb. 20, 2017
	Feb. 26, 2008	338,316		$48.82	Feb. 26, 2018
	Feb. 27, 2009	751,636		$16.83	Feb. 27, 2019
	Feb. 22, 2010	313,182	104,394	$31.41	Feb. 22, 2020	Feb. 22, 2010	17,718	$966,340
	Feb. 22, 2011	223,904	223,904	$31.74	Feb. 22, 2021	Feb. 22, 2011	36,390	$1,984,711
	Feb. 21, 2012	0	444,060	$31.56	Feb. 21, 2022	Mar. 06, 2012	165,592	$9,031,388	41,398	$2,257,847
	Feb. 12, 2013	0	363,409	$45.61	Feb. 12, 2023	Feb. 12, 2013	56,274	$3,069,184	56,274	$3,069,184
										Aggregate Market Value

										$20,378,654

Mr. Shebik	Feb. 22, 2005	20,836		$52.57	Feb. 22, 2015
	Feb. 21, 2006	15,464		$53.84	Feb. 21, 2016
	Feb. 21, 2006	9,000		$53.84	Feb. 21, 2016
	Feb. 20, 2007	15,571		$62.24	Feb. 20, 2017
	Feb. 26, 2008	25,763		$48.82	Feb. 26, 2018
	Feb. 27, 2009	38,715		$16.83	Feb. 27, 2019
	Feb. 22, 2010	25,212	8,404	$31.41	Feb. 22, 2020	Feb. 22, 2010	883	$48,159
	Feb. 22, 2011	17,598	17,599	$31.74	Feb. 22, 2021	Feb. 22, 2011	1,771	$96,590
	Feb. 21, 2012	0	26,446	$31.56	Feb. 21, 2022	Feb. 21, 2012	7,265	$396,233
	Mar. 06, 2012	0	35,014	$31.00	Mar. 06, 2022	Mar. 06, 2012	12,980	$707,929	3,246	$177,037
	Feb. 12, 2013	0	75,188	$45.61	Feb. 12, 2023	Feb. 12, 2013	13,154	$717,419	13,156	$717,528
										Aggregate Market Value

										$2,860,895

Mr. Civgin	Sept. 8, 2008	65,000		$46.48	Sept. 8, 2018
	Feb. 22, 2010	83,958	27,986	$31.41	Feb. 22, 2020	Feb. 22, 2010	4,751	$259,120
	Feb. 22, 2011	57,672	57,672	$31.74	Feb. 22, 2021	Feb. 22, 2011	9,373	$511,203
	Feb. 21, 2012	0	109,573	$31.56	Feb. 21, 2022	Mar. 06, 2012	40,860	$2,228,504	10,215	$557,126
	Feb. 12, 2013	0	87,719	$45.61	Feb. 12, 2023	Feb. 12, 2013	15,346	$836,971	15,348	$837,080
										Aggregate Market Value

										$5,230,004

Ms. Greffin	Mar. 09, 2004	20,714		$45.29	Mar. 09, 2014
	Feb. 22, 2005	15,314		$52.57	Feb. 22, 2015
	Feb. 22, 2005	4,720		$52.57	Feb. 22, 2015
	Feb. 21, 2006	19,919		$53.84	Feb. 21, 2016
	Feb. 21, 2006	4,723		$53.84	Feb. 21, 2016
	Feb. 20, 2007	21,291		$62.24	Feb. 20, 2017
	Feb. 20, 2007	4,854		$62.24	Feb. 20, 2017
	Jul. 17, 2007	3,660		$60.42	Jul. 17, 2017
	Feb. 26, 2008	68,365		$48.82	Feb. 26, 2018
	Feb. 26, 2008	28,298		$48.82	Feb. 26, 2018
	Aug. 11, 2008	14,250		$46.56	Aug. 11, 2018
	Feb. 27, 2009	96,911		$16.83	Feb. 27, 2019
	Feb. 22, 2010	68,316	22,772	$31.41	Feb. 22, 2020	Feb. 22, 2010	3,866	$210,852
	Feb. 22, 2011	51,905	51,905	$31.74	Feb. 22, 2021	Feb. 22, 2011	8,436	$460,099
	Feb. 21, 2012	0	103,806	$31.56	Feb. 21, 2022	Mar. 06, 2012	38,708	$2,111,134	9,678	$527,838
	Feb. 12, 2013	0	76,441	$45.61	Feb. 12, 2023	Feb. 12, 2013	13,374	$729,418	13,374	$729,418
										Aggregate Market Value

										$4,768,759

45   |  The Allstate Corporation

	Option Awards(1)					Stock Awards(2)

Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(3)	Number of Securities Underlying Unexercised Options (#) Unexercisable(4)	Option Exercise Price	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)(7)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(6)

Mr. Winter	Nov. 02, 2009	8,385		$29.64	Nov. 02, 2019
	Feb. 22, 2010	24,620	34,471	$31.41	Feb. 22, 2020	Feb. 22, 2010	5,850	$319,059
	Feb. 22, 2011	74,634	74,635	$31.74	Feb. 22, 2021	Feb. 22, 2011	12,130	$661,570
	Feb. 21, 2012	0	144,175	$31.56	Feb. 21, 2022	Mar. 06, 2012	53,764	$2,932,289	13,441	$733,072
	Feb. 12, 2013	0	105,994	$45.61	Feb. 12, 2023	Feb. 12, 2013	18,544	$1,011,390	18,545	$1,011,444
										Aggregate Market Value

										$6,668,824

(1)
The options granted in 2013, 2012, 2011, and 2010 vest over four years: 50% on the second anniversary date and 25% on each of the third and fourth anniversary dates. The other options vest in four installments of 25% on each of the first four anniversaries of the grant date. The exercise price of each option is equal to the fair market value of Allstate's common stock on the grant date. For options granted prior to 2007, fair market value is equal to the average of high and low sale prices on the grant date. For options granted in 2007 and thereafter, fair market value is equal to the closing sale price on the grant date. In each case, if there was no sale on the grant date, fair market value is calculated as of the last previous day on which there was a sale.

(2)
The awards granted prior to 2012 are restricted stock units. The awards granted in 2012 and 2013 are PSAs, except for Mr. Shebik's February 21, 2012, restricted stock unit award.

(3)
The aggregate value and aggregate number of exercisable in-the-money options as of December 31, 2013, for each of the named executives is as follows: Mr. Wilson $42,956,255 (1,916,014 aggregate number exercisable), Mr. Shebik $2,649,867 (152,588 aggregate number exercisable), Mr. Civgin $3,780,770 (206,630 aggregate number exercisable), Ms. Greffin $7,333,045 (393,435 aggregate number exercisable), and Mr. Winter $2,479,902 (107,639 aggregate number exercisable).

(4)
The aggregate value and aggregate number of unexercisable in-the-money options as of December 31, 2013, for each of the named executives is as follows: Mr. Wilson $20,969,386 (1,135,767 aggregate number unexercisable), Mr. Shebik $2,699,029 (162,651 aggregate number unexercisable), Mr. Civgin $5,263,556 (282,950 aggregate number unexercisable), Ms. Greffin $4,778,230 (254,924 aggregate number unexercisable), and Mr. Winter $6,758,660 (359,275 aggregate number unexercisable).

(5)
The restricted stock unit awards granted in 2012, 2011, and 2010 vest over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates. The other restricted stock unit awards vest in one installment on the fourth anniversary of the grant date. The PSAs granted in 2013 and 2012 vest in one installment on the third anniversary of the grant date.

(6)
Amount is based on the closing price of our common stock of $54.54 on December 31, 2013.

(7)
The PSAs granted in 2013 and 2012 vest in one installment on the third anniversary of the grant date.

The Allstate Corporation  |  46

 Option Exercises and Stock Vested at Fiscal Year-End 2013

The following table summarizes the options exercised by the named executives during 2013 and the restricted stock unit awards that vested during 2013.

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END 2013

	Option Awards(1)		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Mr. Wilson	97,100	738,931	186,370	8,540,254

Mr. Shebik	40,265	832,239	12,985	594,011

Mr. Civgin	201,500	6,541,476	49,580	2,271,716

Ms. Greffin	50,000	1,431,154	36,991	1,696,502

Mr. Winter	103,943	2,090,019	23,884	1,150,096

(1)
For Mr. Wilson, all options exercised in 2013 were due to expire in the first quarter of 2014. Of the options exercised in 2013 by Ms. Greffin and Mr. Shebik, 6,588 and 20,265 options, respectively, were due to expire in the first quarter of 2014.

Retirement Benefits

The following table provides information about the pension plans in which the named executives participate. Each of the named executive participates in the Allstate Retirement Plan (ARP) and the Supplemental Retirement Income Plan (SRIP).

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1)(2) ($)	Payments During Last Fiscal Year ($)

Mr. Wilson	ARP	20.8	733,308	0
	SRIP	20.8	10,023,371	0

Mr. Shebik	ARP	25.2	912,535	0
	SRIP	25.2	2,537,454	0

Mr. Civgin	ARP	5.3	27,194	0
	SRIP	5.3	147,356	0

Ms. Greffin	ARP	23.3	741,007	0
	SRIP	23.3	3,535,123	0

Mr. Winter	ARP	4.2	20,410	0
	SRIP	4.2	186,122	0

(1)
These amounts are estimates and do not necessarily reflect the actual amounts that will be paid to the named executives, which will be known only at the time they become eligible for payment. The present value of the accumulated benefit was determined using the same measurement date (December 31, 2013) and material assumptions that we use for year-end financial reporting purposes, except that we made no assumptions for early termination, disability, or pre-retirement mortality. Other assumptions include the following:

•
Retirement at the normal retirement age as defined in the plans (age 65).

47   |  The Allstate Corporation

  •
  Discount rate of 5.00%.

  •
  For final average pay formula, 80% paid as a lump sum and 20% paid as an annuity; for cash balance formula, 100% paid as a lump sum.

  •
  Lump-sum/annuity conversion segmented interest rates of 4.00% for the first five years, 5.75% for the next 15 years, and 6.50% for all years after 20.

  •
  2014 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females.

  •
  Post-retirement mortality for annuitants using the 2014 Internal Revenue Service mandated annuitant table.

See note 18 to our audited financial statements for 2013 for additional information.

(2)
The following table shows the lump sum present value of the non-qualified pension benefits for each named executive earned through December 31, 2013, if the named executives' employment terminated on that date.

Name	Plan Name	Lump Sum Amount ($)

Mr. Wilson	SRIP	11,395,205

Mr. Shebik	SRIP	2,936,166

Mr. Civgin	SRIP	151,770

Ms. Greffin	SRIP	4,094,327

Mr. Winter	SRIP	189,733

The amount shown is based on the lump sum methodology used by the Allstate pension plans in 2014. Specifically, the interest rate for 2014 is based on 100% of the average corporate bond segmented yield curve from August of the prior year. As required under the Internal Revenue Code, the mortality table used for 2014 is the 2014 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females.

The Allstate Corporation  |  48

 Allstate Retirement Plan (ARP)

Contributions to the ARP are made entirely by Allstate and are paid into a trust fund from which benefits are paid. Before January 1, 2014, ARP participants earned benefits under one of two formulas (final average pay or cash balance) based on their date of hire or their choice at the time Allstate introduced the cash balance formula. In order to better align our pension benefits with market practices, provide future pension benefits more equitably to Allstate employees, and reduce costs, final average pay benefits were frozen as of December 31, 2013. Beginning on January 1, 2014, all eligible participants earn benefits under a new cash balance formula only.

Final Average Pay Formula

Benefits under the final average pay formula were earned and are stated in the form of a straight life annuity payable at the normal retirement age of 65. Ms. Greffin and Messrs. Shebik and Wilson have earned final average pay benefits equal to the sum of a Base Benefit and an Additional Benefit. The Base Benefit equals 1.55% of the participant's average annual compensation, multiplied by credited service after 1988 through 2013. The Additional Benefit equals 0.65% of the amount of the participant's average annual compensation that exceeds the participant's covered compensation, multiplied by credited service after 1988 through 2013. Covered compensation is the average of the maximum annual salary taxable for Social Security over the 35-year period ending the year the participant would reach Social Security retirement age. Messrs. Shebik and Wilson are eligible for a reduced early retirement benefit which would reduce their Base Benefit by 4.8% for each year of early payment before age 65 and their Additional Benefit by 8% for each year of early payment from age 62 to age 65 and 4% for each year of early payment from age 55 to age 62, prorated on a monthly basis based on age at the date payments begin.

Cash Balance Formula

Messrs. Civgin and Winter earned benefits under the cash balance formula. Under this formula, participants receive pay credits while employed at Allstate, based on a percentage of eligible annual compensation and years of service, plus interest credits. Pay credits are allocated to a hypothetical account in an amount equal to 0% to 7% of eligible annual compensation, depending on years of vesting service. Interest credits are allocated to the hypothetical account based on the interest crediting rate in effect for that plan year as published by the Internal Revenue Service. The interest crediting rate is set annually and is currently based on the average yield for 30-year U.S. Treasury securities for August of the prior year. Under the new cash balance formula effective January 1, 2014, all participants receive pay credits in an amount equal to 3% to 5% of eligible annual compensation, depending on years of vesting service. No change was made to the method of allocating interest credits.

Supplemental Retirement Income Plan (SRIP)

SRIP benefits are generally determined using a two-step process: (1) determine the amount that would be payable under the ARP formula(s) specified above if Internal Revenue Code limits did not apply, then (2) reduce the amount described in (1) by the amount actually payable under the applicable ARP formula(s). The normal retirement date under the SRIP is age 65. If eligible for early retirement under the ARP, the employee also is eligible for early retirement under the SRIP. SRIP benefits are not funded and are paid out of Allstate's general assets.

Credited Service

No additional service credit beyond service with Allstate or its predecessors is granted under the ARP or the SRIP to any of the named executives. Messrs. Shebik and Wilson have combined service with Allstate and its former parent company, Sears, Roebuck and Co., of 25.2 and 20.8 years, respectively. As a result, a portion of their retirement benefits will be paid from the Sears pension plan. Consistent with the pension benefits of other employees with Sears service who moved to Allstate during the spin-off from Sears in 1995, Messrs. Shebik's and Wilson's final average pay pension benefits under the ARP and the SRIP are calculated as if each had worked his combined Sears-Allstate career with Allstate through December 31, 2013, and then are reduced by amounts earned under the Sears pension plan.

Eligible Compensation

Under both the ARP and SRIP, eligible compensation consists of salary, annual cash incentive awards, and certain other forms of compensation, but does not include long-term cash incentive awards or income related to equity awards. Compensation used to determine benefits under the ARP is limited in accordance with the Internal Revenue Code. For final average pay benefits, average annual compensation is the average compensation of the five highest consecutive calendar years within the last ten consecutive calendar years through 2013.

49   |  The Allstate Corporation

 Payment Options

Payment options under the ARP include a lump sum, straight life annuity, and various survivor annuity options. The lump sum under the final average pay benefit is calculated in accordance with the applicable interest rate and mortality as required under the Internal Revenue Code. The lump sum payment under the cash balance benefit is generally equal to a participant's cash balance account balance. Payments from the SRIP are paid in the form of a lump sum using the same interest rate and mortality assumptions used under the ARP.

Timing of Payments

Eligible employees are vested in the normal ARP and SRIP retirement benefits on the earlier of the completion of five years of service or upon reaching age 65 (for participants whose benefits are calculated under the final average pay formula) or the completion of three years of service or upon reaching age 65 (for participants whose benefits are calculated under the cash balance formula).

Final average pay benefits are payable at age 65. A participant with final average pay benefits may be entitled to a reduced early retirement benefit on or after age 55 if he or she terminates employment after completing 20 or more years of vesting service. A participant earning cash balance benefits who terminates employment with at least three years of vesting service is entitled to a lump sum benefit equal to his or her cash balance account balance.

The following SRIP payment dates assume a retirement or termination date of December 31, 2013:

•
Messrs. Shebik's and Wilson's SRIP benefits earned prior to 2005 would become payable as early as January 1, 2014, or following death or disability. Benefits earned after 2004 would be paid on July 1, 2014, or following death or disability.

•
Mr. Civgin's SRIP benefit would be paid on January 1, 2017, or following death.

•
Ms. Greffin's SRIP benefits would be payable as early as January 1, 2016, or following death. A portion of Ms. Greffin's SRIP benefits would be payable as early as January 1, 2014, following disability.

•
Mr. Winter's SRIP benefit would be paid on July 1, 2014, or following death.

The Allstate Corporation  |  50

Non-Qualified Deferred Compensation

The following table summarizes the non-qualified deferred compensation contributions, earnings, and account balances of our named executives in 2013. All amounts relate to The Allstate Corporation Deferred Compensation Plan.

NON-QUALIFIED DEFERRED COMPENSATION AT FISCAL YEAR-END 2013

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)

Mr. Wilson	0	0	190,397	0	717,283

Mr. Shebik	0	0	33,359	0	134,271

Mr. Civgin	0	0	0	0	0

Ms. Greffin	0	0	376,925	0	2,034,027

Mr. Winter	0	0	0	0	0

(1)
Aggregate earnings were not included in the named executive's compensation in the last completed fiscal year in the Summary Compensation Table.

(2)
There are no amounts reported in the Aggregate Balance at Last FYE column that previously were reported as compensation in the Summary Compensation Table.

In order to remain competitive with other employers, we allow the named executives and other employees whose annual compensation exceeds the amount specified in the Internal Revenue Code ($255,000 in 2013), to defer up to 80% of their salary and/or up to 100% of their annual cash incentive award that exceeds that amount under the Deferred Compensation Plan. Allstate does not match participant deferrals and does not guarantee a stated rate of return.

Deferrals under the Deferred Compensation Plan are credited with earnings or debited for losses based on the results of the investment option or options selected by the participants. The investment options available in 2013 under the Deferred Compensation Plan are: Stable Value, S&P 500, International Equity, Russell 2000, Mid-Cap, and Bond Funds. Under the Deferred Compensation Plan, deferrals are not actually invested in these funds, but instead are credited with earnings or debited for losses based on the funds' investment returns. Because the rate of return is based on actual investment measures in our 401(k) plan, no above-market earnings are paid. Our Deferred Compensation Plan and 401(k) plan allow participants to change their investment elections daily. The Deferred Compensation Plan is unfunded. This means that Allstate does not set aside funds for the plan in a trust or otherwise. Participants have only the rights of general unsecured creditors and may lose their balances in the event of the company's bankruptcy. Account balances are 100% vested at all times.

An irrevocable distribution election is required before making any deferrals into the plan. Generally, a named executive may elect to begin receiving a distribution of his or her account balance immediately upon separation from service or in one of the first through fifth years after separation from service. The earliest distribution date for Post 409A balances is six months following separation from service. The named executive may elect to receive payment in a lump sum or in annual cash installment payments over a period of two to ten years. In addition, a named executive may elect an in-service withdrawal of his or her entire Pre 409A balance, subject to forfeiture of 10% of such balance. Upon proof of an unforeseen emergency, a plan participant may be allowed to access certain funds in a deferred compensation account earlier than the dates specified above.

51   |  The Allstate Corporation

 Potential Payments as a Result of Termination or Change-in-Control (CIC)

The following table lists the compensation and benefits that Allstate would provide to the named executives in various scenarios involving a termination of employment, other than compensation and benefits generally available to salaried employees. The table describes equity granting practices for the 2013 equity incentive awards. Relevant prior practices are described in the footnotes.

Compensation Elements

Termination Scenarios	Base Salary	Severance Pay	Annual Incentive(1)	Stock Options(1)(2)	Restricted Stock Units(1)(2)	Performance Stock Awards(1)(2)	Non-Qualified Pension Benefits(3)	Deferred Compensation(4)	Health, Welfare and Other Benefits

Termination(5)	Ceases immediately	None	Forfeited unless terminated on last day of fiscal year	Unvested are forfeited, vested expire at the earlier of three months or normal expiration	Forfeited	Forfeited	Distributions commence per plan	Distributions commence per participant election	None

Retirement	Ceases immediately	None	Prorated for the year and subject to discretionary adjustments(6)	Awards granted more than 12 months before, and pro rata portion of award granted within 12 months of, retirement continue to vest. All expire at earlier of five years or normal expiration.(7)	Awards granted more than 12 months before, and pro rata portion of award granted within 12 months of retirement continue to vest(7)	Awards granted more than 12 months before, and pro rata portion of awards granted within 12 months of retirement continue to vest and are paid out based on actual performance(7)	Distributions commence per plan	Distributions commence per participant election	None

Termination due to Change-in-Control(8)	Ceases immediately	Lump sum equal to two times salary and annual incentive at target, except for CEO who receives three times salary, and annual incentive at target(9)	Pro rated at target (reduced by any actually paid)	Awards vest upon qualifying termination after a CIC(10)	Awards vest upon qualifying termination after a CIC(10)	Awards vest based on performance upon a qualifying termination after a CIC(11)	Immediately payable upon a CIC	Immediately payable upon a CIC	Outplacement services provided; lump sum payment equal to additional cost of welfare benefits continuation coverage for 18 months(12)

Death	Ceases immediately	None	Pro rated for year and subject to discretionary adjustments	Awards vest immediately and expire at earlier of two years or normal expiration	Awards vest immediately	Awards vest and are payable immediately(13)	Distributions commence per plan	Payable within 90 days	None

Disability	Ceases immediately	None	Pro rated for year and subject to discretionary adjustments	Awards vest immediately and expire at earlier of two years or normal expiration	Awards vest immediately(14)	Awards vest and are payable immediately(13)	Participant may request payment if age 50 or older	Distributions commence per participant election	Supplemental Long Term Disability benefits if enrolled in basic long term disability plan

(1)
Named executives who receive an equity award or an annual cash incentive award after May 19, 2009, are subject to a non-solicitation covenant while they are employed and for the one-year period following termination of employment. If a named executive violates the non-solicitation covenant, the Board or a committee of the Board, to the extent permitted by applicable law, may recover compensation provided to the named executive, including cancellation of outstanding awards or recovery of all or a portion of any gain realized upon vesting, settlement, or exercise of an award or recovery of all or a portion of any proceeds resulting from any disposition of shares received pursuant to an award if the vesting, settlement, or exercise of the award or the receipt of the sale proceeds occurred during the 12-month period prior to the violation.

The Allstate Corporation  |  52

(2)
Named executives who receive an equity award on or after May 21, 2013, that remains subject to a period of restriction or other performance or vesting condition, are subject to a non-compete provision while they are employed and for the one-year period following termination of employment. Named executives who received equity awards granted between February 21, 2012, and May 20, 2013, are subject to a non-compete provision while they are employed and for the two-year period following termination of employment. If a named executive violates the non-competition covenant, the Board or a committee of the Board may, to the extent permitted by applicable law, cancel any or all of the named executive's outstanding awards that remain subject to a period of restriction or other performance or vesting condition as of the date on which the named executive first violated the non-competition provision.

(3)
See the Retirement Benefits section for further detail on non-qualified pension benefits and timing of payments.

(4)
See the Non-Qualified Deferred Compensation section for additional information on the Deferred Compensation Plan and distribution options available.

(5)
Includes both voluntary and involuntary termination. Examples of involuntary termination independent of a change-in-control include performance-related terminations; terminations for employee dishonesty and violation of Allstate rules, regulations, or policies; and terminations resulting from lack of work, rearrangement of work, or reduction in force.

(6)
Retirement for purposes of the Annual Executive Incentive Plan is defined as voluntary termination on or after the date the named executive attains age 55 with at least 20 years of service.

(7)
This description is the treatment of equity awards granted after February 20, 2012. Retirement for purposes of all equity awards granted after February 20, 2012, is age 60 with five years of service or age 55 with 10 years of service. Historical retirement definitions and treatment for purposes of stock options and restricted stock units are as follows:

		Date of award prior to February 22, 2011	Date of award on or after February 22, 2011 and before February 21, 2012

	Definition	Age 55 with 20 years of service	Age 55 with 10 years of service

Early Retirement	Treatment	Unvested awards are forfeited. Stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.	Prorated portion of unvested awards continue to vest. Stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.

	Definition	Age 60 with at least one year of service	Age 60 with at least one year of service

Normal Retirement	Treatment	Unvested awards continue to vest and stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.

•

Unvested awards not granted within 12 months of retirement continue to vest.

•

Prorated portion of unvested awards granted within 12 months of the retirement date continue to vest.

•

Stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.

53   |  The Allstate Corporation

(8)
In general, a change-in-control is one or more of the following events: (1) any person acquires 30% or more of the combined voting power of Allstate common stock within a 12-month period; (2) any person acquires more than 50% of the combined voting power of Allstate common stock; (3) certain changes are made to the composition of the Board; or (4) the consummation of a merger, reorganization, or similar transaction. These triggers were selected because any of these could cause a substantial change in management in a widely held company the size of Allstate. Effective upon a change-in-control, the named executives become subject to covenants prohibiting solicitation of employees, customers, and suppliers until one year after termination of employment. If a named executive incurs legal fees or other expenses in an effort to enforce the change-in-control plan, Allstate will reimburse the named executive for these expenses unless it is established by a court that the named executive had no reasonable basis for the claim or acted in bad faith.

(9)
Under the change-in-control plan, severance benefits would be payable if a named executive's employment is terminated either by Allstate without cause or by the executive for good reason as defined in the plan during the two years following the change-in-control. Cause means the named executive has been convicted of a felony or other crime involving fraud or dishonesty, has willfully or intentionally breached the restrictive covenants in the change-in-control plan, has habitually neglected his or her duties, or has engaged in willful or reckless material misconduct in the performance of his or her duties. Good reason includes a material diminution in a named executive's base compensation, authority, duties, or responsibilities, or a material change in the geographic location where the named executive performs services.

(10)
This description is the treatment of equity awards granted on or after December 30, 2011. Awards granted prior to December 30, 2011, vest on the date of a change-in-control.

(11)
For completed measurement periods with results certified by the Committee, the earned amount continues to vest. For open cycles, the Committee will determine the number of PSAs that continue to vest based on actual performance up to the change-in-control.

(12)
If a named executive's employment is terminated due to death during the two years after the date of a change-in-control, the named executive's estate or beneficiary will be entitled to survivor and other benefits, including retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to the estates or surviving families of peer executives of Allstate. In the event of termination due to disability, Allstate will pay disability and other benefits, including supplemental long-term disability benefits and retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to disabled peer executives.

(13)
For completed measurement periods with results certified by the Committee, the earned amount is paid. For open cycles, the payout is based on the target number of PSAs.

(14)
If a named executive's employment is terminated due to disability, restricted stock units granted prior to February 22, 2011, are forfeited.

The Allstate Corporation  |  54

ESTIMATE OF POTENTIAL PAYMENTS UPON TERMINATION(1)

The table below describes the value of compensation and benefits payable to each named executive upon termination that would exceed the compensation or benefits generally available to salaried employees in each termination scenario. The total column in the following table does not reflect compensation or benefits previously accrued or earned by the named executives, such as deferred compensation and non-qualified pension benefits. The payment of the 2013 annual cash incentive award and any 2013 salary earned but not paid in 2013 due to Allstate's payroll cycle are not included in these tables because these are payable regardless of termination, death, or disability. Benefits and payments are calculated assuming a December 31, 2013, employment termination date.

Name	Severance ($)		Stock Options — Unvested and Accelerated ($)	Restricted Stock Units — Unvested and Accelerated ($)	Performance Stock Awards — Unvested and Accelerated ($)	Welfare Benefits and Outplacement Services ($)		Total ($)

Mr. Wilson
Termination/Retirement(2)	0		15,267,167	851,751	16,721,255	0		32,840,173
Termination due to Change-in-Control(3)	12,783,218	(4)	20,969,386	2,951,050	17,427,603	59,850	(5)	54,191,107
Death	0		20,969,386	2,951,050	17,427,603	0		41,348,039
Disability	0		20,969,386	1,984,711	17,427,603	29,915,722	(6)	70,297,422

Mr. Shebik
Termination/Retirement(2)	0		2,198,334	437,684	2,154,766	0		4,790,784
Termination due to Change-in-Control(3)	2,200,503	(4)	2,699,029	540,982	2,319,913	37,378	(5)	7,797,805
Death	0		2,699,029	540,982	2,319,913	0		5,559,924
Disability	0		2,699,029	492,823	2,319,913	5,995,735	(6)	11,507,500

Mr. Civgin
Termination/Retirement(2)	0		0	0	0	0		0
Termination due to Change-in-Control(3)	3,150,000		5,263,556	770,323	4,459,681	37,378	(5)	13,680,938
Death	0		5,263,556	770,323	4,459,681	0		10,493,560
Disability	0		5,263,556	511,203	4,459,681	13,892,063	(6)	24,126,503

Ms. Greffin
Termination/Retirement(2)	0		0	0	0	0		0
Termination due to Change-in-Control(3)	1,909,398	(4)	4,778,230	670,951	4,097,808	35,734	(5)	11,492,121
Death	0		4,778,230	670,951	4,097,808	0		9,546,989
Disability	0		4,778,230	460,099	4,097,808	0	(6)	9,336,137

Mr. Winter
Termination/Retirement(2)	0		0	0	0	0		0
Termination due to Change-in-Control(3)	3,750,000		6,758,660	980,629	5,688,195	39,850	(5)	17,217,334
Death	0		6,758,660	980,629	5,688,195	0		13,427,484
Disability	0		6,758,660	661,570	5,688,195	14,081,551	(6)	27,189,976

(1)
A "0" indicates either that there is no amount payable to the named executive, or the amount payable is the same for both the named executives and all salaried employees.

(2)
As of December 31, 2013, Messrs. Shebik and Wilson are the only named executives eligible to retire in accordance with Allstate's policy and the terms of its equity incentive compensation and benefit plans.

(3)
The values in this change-in-control row represent amounts paid if both the change-in-control and qualifying termination occur on December 31, 2013. PSAs are paid out based on actual performance; for purposes of this table, the 2012-2014 cycle includes two years at maximum and one year at target and the 2013-2015 cycle includes one year at maximum and two years at target. Equity awards granted prior to December 30,

55   |  The Allstate Corporation

  2011, immediately vest upon a change-in-control. The amounts payable to each named executive in event of a change-in-control would be as follows:

Name	Stock Options — Unvested and Accelerated ($)	Restricted Stock Units — Unvested and Accelerated ($)	Total — Unvested and Accelerated ($)

Mr. Wilson	7,519,644	2,951,050	10,470,694

Mr. Shebik	595,642	144,749	740,391

Mr. Civgin	1,962,238	770,323	2,732,561

Ms. Greffin	1,710,150	670,951	2,381,101

Mr. Winter	2,498,992	980,629	3,479,621

Beginning with awards granted in 2012, equity awards do not accelerate in the event of a change-in-control unless also accompanied by a qualifying termination of employment. A change-in-control also would accelerate the distribution of each named executive's non-qualified deferred compensation and SRIP benefits. Please see the Non-Qualified Deferred Compensation at Fiscal Year End 2013 table and footnote 2 to the Pension Benefits table in the Retirement Benefits section for details regarding the applicable amounts for each named executive.

(4)
Under the change-in-control plan, severance benefits for Ms. Greffin and Messrs. Wilson and Shebik were reduced by $778,602, $416,782, and $319,497, respectively, to avoid the imposition of excise taxes and maximize the severance benefit available under the plan.

(5)
The Welfare Benefits and Outplacement Services amount includes the cost to provide certain welfare benefits to the named executive and family during the period the named executive is eligible for continuation coverage under applicable law. The amount shown reflects Allstate's costs for these benefits or programs assuming an 18-month continuation period. The value of outplacement services is $40,000 for Mr. Wilson and $20,000 for each other named executive.

(6)
The named executives who participate in the long-term disability plan are eligible to participate in Allstate's supplemental long-term disability plan for employees whose annual earnings exceed the level which produces the maximum monthly benefit provided by the long-term disability plan (basic plan). The benefit is equal to 60% of the named executive's qualified annual earnings divided by twelve and rounded to the nearest $100, reduced by $7,500, which is the maximum monthly benefit payment that can be received under the basic plan. The amount reflected assumes the named executive remains totally disabled until age 65 and represents the present value of the monthly benefit payable until age 65.

The Allstate Corporation  |  56

Executive Compensation	PROXY STATEMENT

Risk Management and Compensation

A review and assessment of potential compensation-related risks was conducted by the chief risk executive. We believe that our compensation policies and practices are appropriately structured, and that they avoid providing incentives for employees to engage in unnecessary and excessive risk-taking. We believe that executive compensation has to be examined in the larger context of an effective risk management framework and strong internal controls. As described in the Board Role in Risk Oversight section of the Corporate Governance Practices portion of this proxy statement, the Board and risk and return committee both play an important role in risk management oversight, including reviewing how management measures, evaluates, and manages the corporation's exposure to risks posed by a wide variety of events and conditions. In addition, the compensation and succession committee employs an independent compensation consultant each year to review and assess Allstate's executive pay levels, practices, and overall program design.

57   |  The Allstate Corporation

PROXY STATEMENT	Executive Compensation — Performance Measures

Performance Measures for 2013

The following are descriptions of the performance measures used for executive incentive compensation. These measures are not GAAP measures. They were developed uniquely for incentive compensation purposes and are not reported items in our financial statements. The Committee has approved the use of non-GAAP measures when appropriate to drive executive focus on particular strategic, operational, or financial factors or to exclude factors over which our executives have little influence or control.

Adjusted Operating Income:    This measure is calculated differently for annual cash incentive awards, the 162(m) pool, and each PSA performance cycle.

For each plan, Adjusted Operating Income is equal to net income available to common shareholders adjusted to exclude the after-tax effect of the items indicated below for the respective plan:

Performance Stock Awards

✓ Indicates excluded from Adjusted Operating Income	Annual Cash Incentive Awards	162(m) Pool	2012-2014 Performance Cycle	2013-2015 Performance Cycle

Net income available to common shareholders, excluding:

Realized capital gains and losses (which includes the related effect on amortization of deferred acquisition and deferred sales inducement costs) except for periodic settlements and accruals on certain non-hedge derivative instruments	✓	✓	✓	✓

Valuation changes on embedded derivatives that are not hedged (which includes the related effect on amortization of deferred acquisition and deferred sales inducement costs)	✓	✓	✓	✓

Business combination expenses and amortization of purchased intangible assets	✓	✓	✓	✓

(Loss) gain on disposition of operations	✓	✓	✓	✓

Restructuring or related charges	✓	✓		✓

Underwriting results of Discontinued Lines and Coverages segment	✓	✓	✓	✓

After-tax prepayment fees			✓

Preferred stock dividends		✓

Loss on extinguishment of debt	✓	✓	✓	✓

Post-retirement benefits curtailment gain	✓	✓	✓	✓

Settlement charge related to employee pension benefit plans	✓

Reduction in pension benefit cost from employee pension plan changes	✓

Adjusted Operating Income before catastrophe adjustment

Adjustment for after-tax catastrophe losses	Include planned amount	Exclude actual amount	Adjusted to include a minimum or maximum amount	Adjusted to include a minimum or maximum amount

Adjusted Operating Income

The Allstate Corporation  |  58

 Annual Cash Incentive Award Performance Measures for 2013

Adjusted Operating Income:    This measure is used to assess financial performance. For a description of how this measure is calculated, see page 58.

The impact of catastrophe losses on annual cash incentive awards is recognized through a modifier to the Adjusted Operating Income performance measure payout percentage.

Actual After-Tax Catastrophe Losses	Impact to Adjusted Operating Income Payout Percentage

Within 10% of planned catastrophe losses	None

Lower than planned catastrophe losses by more than 10%	Increases payout by up to 20%

Higher than planned catastrophe losses by more than 10%	Lowers payout by up to 20%

In 2013, actual after-tax catastrophe losses of $813 million were less than planned after-tax catastrophe losses by more than 20%, which would have triggered a 20% increase in the Adjusted Operating Income performance measure payout percentage. However, the maximum Adjusted Operating Income performance measure payout percentage had been achieved without application of the modifier.

Net Investment Income:    This measure is used to assess the financial operating performance provided from investments. It is equal to net investment income as reported in the consolidated statement of operations, adjusted to eliminate the effects of differences between actual monthly average assets under management (actual AUM) and the monthly average assets under management assumed in determining the company's performance measure target for net investment income (target AUM). In 2013, the AUM adjustment resulted in a decrease to the net investment income measure.

Actual net investment income is adjusted based on the difference between the target and actual amounts of AUM, excluding the difference between target and actual amounts of securities lending assets. Net investment income will be increased using the target portfolio rate if the actual AUM is below the target amounts and decreased using market rates at which new investments were originated during the month if the actual AUM is above the target amount.

Actual AUM equals the average of the 13 month-end total investments, including the beginning and end of the annual period, adjusted to exclude the unrealized gain (loss) for fixed income, equity, and short term securities for each month. Total investments is reported quarterly in the consolidated statement of financial position.

Total Premiums:    This measure is used to assess growth within the Allstate Protection and Allstate Financial businesses. It is equal to the sum of Allstate Protection premiums written and Allstate Financial premiums and contract charges as adjusted and described below.

Allstate Protection premiums written is equal to the Allstate Protection segment net premiums written. Allstate Protection premiums written is reported in management's discussion and analysis in the annual report on Form 10-K.

Allstate Financial premiums and contract charges is equal to life and annuity premiums and contract charges reported in the consolidated statement of operations adjusted to exclude premiums and contract charges related to structured settlement annuities.

Performance Stock Award Performance Measures for the 2012-2014 Performance Cycle and the 2013-2015 Performance Cycle

Annual Adjusted Operating Income Return on Equity:    This measure is used to assess financial performance. It is calculated as the ratio of annual Adjusted Operating Income for the applicable PSA performance cycle divided by the average of shareholders' equity excluding the effects of unrealized net capital gains and losses at the beginning and at the end of the year. For a description of how Adjusted Operating Income is calculated, see page 58.

Adjusted Operating Income is adjusted to include a minimum or maximum amount of catastrophe losses if actual catastrophe losses are less than or exceed those amounts, respectively. In 2013, Adjusted Operating Income was adjusted to include a minimum amount of catastrophe losses.

Net Income:    This measure is used to assess Allstate's financial performance. It is equal to net income available to common shareholders as reported in The Allstate Corporation annual report on Form 10-K.

59   |  The Allstate Corporation

PROXY STATEMENT	Director Compensation

Director Compensation Program Generally

The following table describes the components of our non-employee director compensation program for 2013. No meeting fees or other professional fees were paid to the directors.

Standard Retainer	Each non-employee director is paid a quarterly cash retainer of $22,500 on the first day of March, June, September, and December. The retainer is prorated for a director who joins the board during a quarter.

Lead Director Retainer	The lead director is paid an additional quarterly retainer of $6,250 on the same dates as the standard retainer.

Audit Committee Chair Retainer	The audit committee chair is paid an additional quarterly retainer of $6,250 on the same dates as the standard retainer.

Other Committee Chair Retainer	The chairs of the following committees are paid an additional quarterly retainer of $5,000 on the same dates as the standard retainer:
• Compensation and succession
• Nominating and governance
• Risk and return

Equity	The number of restricted stock units granted to each director on June 1 is equal to $150,000 divided by the fair market value of a share of our common stock on such date, rounded to the nearest whole share.

Director Stock Ownership Guidelines

•
Each director is expected, within five years of joining the Board, to accumulate an ownership position in Allstate common stock equal to five times the annual value of the standard retainer.

•
Each director has met the ownership guideline, except for Messrs. Crawford and Henkel, who joined the Board in 2013 and have until 2018 to meet the guideline, and Mr. Mehta, who joined the Board in 2014 and has until 2019 to meet the guideline.

The Allstate Corporation  |  60

 2013 Director Compensation

The following table summarizes the 2013 compensation for each of our non-employee directors who served as a member of the Board and its committees. Mr. Mehta is not included because he did not join the Board until 2014.

Name	Committee Chair Roles Held During 2013	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	All Other Compensation ($)(4)	Total ($)

Mr. Ackerman	Nominating and Governance Committee Chair	113,846	150,026	0	263,872

Mr. Beyer	Risk and Return Committee Chair, May-December	105,604	150,026	0	255,630

Mr. Crawford		97,418	200,028	0	297,446

Mr. Farrell	Compensation and Succession Committee Chair, January-May	27,500	0	5,000	32,500

Mr. Greenberg	Compensation and Succession Committee Chair, May-December	105,604	150,026	0	255,630

Mr. Henkel		90,000	187,570	0	277,570

Mr. LeMay		90,000	150,026	0	240,026

Ms. Redmond		90,000	150,026	0	240,026

Mr. Riley, Jr.	Lead Director	115,000	150,026	0	265,026

Mr. Rowe		90,000	150,026	0	240,026

Mr. Smith		22,500	0	5,000	27,500

Ms. Sprieser	Audit Committee Chair	115,000	150,026	0	265,026

Mrs. Taylor		90,000	150,026	0	240,026

(1)
Messrs. Ackerman, Beyer, Crawford, and Greenberg received prorated retainers: Mr. Ackerman received $3,846.15 for nominating and governance committee chair service for the period of December 22, 2011 to February 29, 2012, for which payment was made in 2013, due to administrative oversight; Messrs. Beyer and Greenberg because they became committee chairs in May 2013; and Mr. Crawford because he joined the Board on January 30, 2013. Directors may elect to receive Allstate common stock in lieu of cash. Also, under Allstate's Deferred Compensation Plan for Non-Employee Directors, directors may elect to defer their retainers to an account that generates earnings based on (a) the market value of, and dividends paid on, Allstate common shares (common share units); (b) the average interest rate payable on 90-day dealer commercial paper; (c) Standard & Poor's 500 Index, with dividends reinvested; or (d) a money market fund. No director has voting or investment powers in common share units, which are payable solely in cash. Subject to certain restrictions, amounts deferred under the plan, together with earnings thereon, may be transferred between accounts and are distributed after the director leaves the Board in a lump sum or over a period not in excess of ten years in accordance with the director's instructions.

(2)
Aggregate grant date fair value for restricted stock units granted in 2013 based on the final closing price of Allstate common stock on the grant dates, which in part also reflects the payment of expected future dividend equivalent rights. (See note 19 to our audited financial statements for 2013.) Messrs. Crawford and Henkel received prorated awards with grant date fair values of $50,002 and $37,544, respectively, when they joined the Board in 2013. The final grant date closing price was $48.24, except with respect to the pro-rated awards granted to Messrs. Crawford and Henkel when they joined the Board, which was $44.21 and $46.35, respectively. The values were computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Each restricted stock unit entitles the director to receive one share of Allstate common stock on the conversion date.

61   |  The Allstate Corporation

(3)
The following table provides outstanding restricted stock units and stock options as of December 31, 2013 for each director.

Outstanding Restricted Stock Units and Stock Options at Fiscal Year-End 2013

Name	Restricted Stock Units (#)	Stock Options (#)

Mr. Ackerman	33,371	20,000

Mr. Beyer	29,371	10,667

Mr. Crawford	4,241	0

Mr. Farrell	8,000	0

Mr. Greenberg	33,371	16,000

Mr. Henkel	3,920	0

Mr. LeMay	33,371	20,000

Ms. Redmond	19,713	0

Mr. Riley, Jr.	33,371	20,000

Mr. Rowe	8,862	0

Mr. Smith	8,000	16,000

Ms. Sprieser	33,371	16,000

Mrs. Taylor	33,371	20,000

Restricted stock unit awards granted before September 15, 2008, convert into common stock one year after termination of Board service, or upon death or disability if earlier. Restricted stock unit awards granted on or after September 15, 2008, convert into common stock upon termination of Board service, or upon death or disability if earlier. Each restricted stock unit includes a dividend equivalent right that entitles the director to receive a payment equal to regular cash dividends paid on Allstate common stock. Under the terms of the restricted stock unit awards, directors have only the rights of general unsecured creditors of Allstate and no rights as stockholders until delivery of the underlying shares.

Non-employee directors do not receive stock options as part of their compensation as a result of a policy change on June 1, 2009. All outstanding stock options were exercisable as of December 31, 2013.

All outstanding options were awarded under the terms of the 2006 Equity Compensation Plan for Non-Employee Directors, which specifies that the exercise price for the option awards is equal to the fair market value of Allstate common stock on the grant date. For options granted in 2007 and 2008, the fair market value is equal to the closing sale price on the date of the grant, and for options granted prior to 2007, fair market value is equal to the average of high and low sale prices on the grant date, and, in each case, if there was no such sale on the grant date, then on the last previous day on which there was a sale. The options became exercisable in three substantially equal annual installments and expire ten years after grant. Stock option repricing is not permitted. An outstanding stock option will not be amended to reduce the option exercise price. However, the plan permits repricing in the event of an equity restructuring (such as a split) or a change in corporate capitalization (such as a merger).

(4)
Charitable contributions made by Allstate to entities selected by Messrs. Farrell and Smith in honor of their retirements from the Board.

The Allstate Corporation  |  62

Security Ownership	PROXY STATEMENT

Security Ownership of Directors and Executive Officers

The following table shows the number of shares of Allstate common stock beneficially owned by each director and named executive individually, and by all executive officers and directors of Allstate as a group. Shares reported as beneficially owned include shares held indirectly through the Allstate 401(k) Savings Plan and other shares held indirectly, as well as shares subject to stock options exercisable on or before April 30, 2014, and restricted stock units with restrictions that expire on or before April 30, 2014. The following share amounts are as of March 1, 2014. As of March 1, 2014, none of these shares were pledged as security.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Allstate Common Stock(1) (a)	Common Stock Subject to Options Exercisable and Restricted Stock Units for which restrictions expire on or prior to April 30, 2014 — Included in Column (a) (b)

F. Duane Ackerman	43,346	20,000

Robert D. Beyer	60,233	10,667

Kermit R. Crawford	0	0

Jack M. Greenberg	18,500	16,000

Herbert L. Henkel	0	0

Ronald T. LeMay	26,070	20,000

Siddharth N. Mehta	0	0

Andrea Redmond	4,000	0

H. John Riley, Jr.	44,375	20,000

John W. Rowe	6,025	0

Judith A. Sprieser	17,244	16,000

Mary Alice Taylor	42,348	20,000

Thomas J. Wilson	3,089,812	2,716,725

Steven E. Shebik	279,051	216,092

Don Civgin	364,628	318,238

Judith P. Greffin	537,461	483,153

Matthew E. Winter	235,773	192,423

All directors and executive officers as a group	5,773,935	4,901,111

(1)
As of March 1, 2014, no director or nominee beneficially owned 1% or more of the outstanding common stock of the Corporation. The directors and executive officers of Allstate as a group beneficially owned (including common stock subject to stock options exercisable and restricted stock units for which restrictions expire on or prior to April 30, 2014) approximately 1.29% of the common stock outstanding as of March 1, 2014.

63   |  The Allstate Corporation

 Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common	BlackRock, Inc. 40 East 52nd Street New York, NY 10022	27,833,429(1)	6.1%

Common	Northern Trust Corporation 50 S. LaSalle Street Chicago, IL 60603	22,750,671(2)	5.0%

(1)
As of December 31, 2013. BlackRock held 22,090,893 shares with sole voting power; 50,703 shares with shared voting power; 27,782,726 shares with sole investment power; and 50,703 shares with shared investment power. Information is provided for reporting purposes only and should not be construed as an admission of actual beneficial ownership. BlackRock also manages a small portion of Allstate's investment portfolio under an investment management agreement and has licensed an investment technology software system to Allstate. The terms of these arrangements are customary and the aggregate related fees are not material.

(2)
As of December 31, 2013. Held by Northern Trust Corporation together with certain subsidiaries (collectively, Northern). Of such shares, Northern held 1,120,982 with sole voting power; 21,597,430 with shared voting power; 3,717,450 with sole investment power; and 3,475,311 with shared investment power. 15,152,730 of such shares were held by The Northern Trust Company as trustee on behalf of participants in Allstate's 401(k) Savings Plan. Information is provided for reporting purposes only and should not be construed as a disclosure of actual beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Allstate's executive officers, directors, and persons who beneficially own more than 10% of Allstate's common stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission.

Based solely upon a review of copies of such reports, or written representations that all such reports were timely filed, Allstate believes that each of its executive officers, directors, and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during 2013 with the exception of Donald Bailey, former President, Emerging Businesses of Allstate Insurance Company, who failed to report timely on a Form 4 the execution of two cashless exercise transactions in November 2013.

The Allstate Corporation  |  64

Securities Authorized for Issuance Under Equity Compensation Plans	PROXY STATEMENT

The following table provides certain information as of December 31, 2013, about our existing equity compensation plans:

Securities Authorized for Issuance Under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders(1)	28,243,743(2)	$40.60	32,297,872(3)

Total	28,243,743(2)	$40.60	32,297,872(3)

(1)
Consists of the 2013 Equity Incentive Plan, which amended and restated the 2009 Equity Incentive Plan; the Equity Incentive Plan for Non-Employee Directors; and the 2006 Equity Compensation Plan for Non-Employee Directors. The Corporation does not maintain any equity compensation plans not approved by stockholders.

(2)
As of December 31, 2013, 2,839,538 restricted stock units (RSUs) and 1,422,048 PSAs were outstanding. The weighted-average exercise price of outstanding options, warrants, and rights does not take into account RSUs and PSAs, which have no exercise price. PSAs are calculated at the maximum amount awarded, reduced for forfeitures; the actual number of shares earned may be less and are based upon measures achieved at the end of three separate one-year periods.

(3)
Includes 32,111,876 shares that may be issued in the form of stock options, unrestricted stock, restricted stock, restricted stock units, stock appreciation rights, performance units, performance stock, and stock in lieu of cash under the 2013 Equity Incentive Plan; and 185,996 shares that may be issued in the form of stock options, unrestricted stock, restricted stock, restricted stock units, and stock in lieu of cash compensation under the 2006 Equity Compensation Plan for Non-Employee Directors.

65   |  The Allstate Corporation

PROXY STATEMENT	Proposal 3 — Approve Incentive Plan

Approval of the Material Terms of the Annual Executive Incentive Plan
The Board recommends that stockholders vote for the approval of the material terms of the Plan.	• Well-structured market-based program. • Administered by an independent committee. • Designed to preserve financial benefits of section 162(m) deduction.

We are asking stockholders to approve the material terms of The Allstate Corporation Annual Executive Incentive Plan (the Plan). The Board approved the Plan and recommends approval by stockholders. The Plan is an important part of our pay-for-performance compensation program. The Board considers annual cash incentive awards to be a significant component of total compensation for Allstate's executives.

To approve the Plan, a majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal must be voted "FOR." Abstentions will be counted as shares present at the meeting and will have the effect of a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the matter and will have no impact on the vote's outcome.

If stockholders do not approve the material terms of the Plan, beginning with the 2015 performance year, cash incentive awards in excess of $1 million may not qualify for a tax deduction, and the Committee may consider alternatives for preserving the tax-deductibility of the cash incentive awards.

Highlights of the Plan

✓	Administered by an independent committee. The Plan is administered by the Committee, which is made up entirely of independent directors.
✓	Limit on awards. The maximum annual award intended to qualify as performance-based compensation for any participant is $10 million.
✓	Clawback in the event of restatement. Awards to officers made after December 31, 2008 are subject to clawback in the event of certain financial restatements.
✓
Intended to preserve financial benefits of section 162(m) tax deduction. The Plan is intended to meet the requirements of section 162(m) of the Internal Revenue Code and preserve the financial benefits of the tax deduction under that section.

Summary of Annual Executive Incentive Plan

The following is a summary of the material terms of the Plan. This summary is qualified in its entirety by reference to Appendix B, which contains the complete text of the Plan.

Purpose

The Plan is important to our ability to attract and retain highly qualified employees. It also allows us to link compensation to the company's annual financial goals and provide participating employees with cash incentive compensation designed to promote the success of our organization. The Plan is intended to permit the granting of awards that will constitute tax-deductible, "performance-based compensation" under the Internal Revenue Code.

Administration

The Plan provides that the Committee or another committee appointed by the Board will administer the Plan. Because the Committee currently performs administration duties, throughout the following discussion we refer to the administrator as the Committee. In accordance with the Plan, the Committee has authority to make all determinations it considers necessary or advisable for the administration of the Plan, including the following:

•
Selection of participants.

•
Determination of the timing and amount of awards.

•
Selection of performance measures and other material terms applicable to awards.

All decisions of the Committee and its actions with respect to the Plan are binding and conclusive.

Prior to the payment of any award, the Committee will certify in writing that the performance goals and any other material terms were satisfied.

Eligibility

We anticipate that the Committee will select approximately 10-20 officers of Allstate Insurance Company or its affiliates to receive awards on an annual basis. However, all of our employees and employees of our subsidiaries, approximately 39,400

The Allstate Corporation  |  66

people, are eligible to be selected to receive awards under the Plan.

Performance Goals

Awards under the Plan that are intended to qualify as tax-deductible performance-based compensation will be contingent upon the achievement of objective performance goals, which may be expressed as an incentive pool or as separate formulas or standards. The performance goals will be established in writing within 90 days after the beginning of each fiscal year (or, if the service period relating to the award is less than a full year, within the first 25% of such service period) and while the outcome of the performance goals is substantially uncertain.

The measures of performance for these awards must include one or more of the following: sales; revenues; premiums; financial product sales; earnings per share; stockholder return or value; funds from operations; operating income; gross income; net income; combined ratio; underwriting income; cash flow; return on equity; return on capital; return on assets; values of assets; market share; net earnings; earnings before interest; operating ratios; stock price; customer satisfaction; customer retention; customer loyalty; strategic business criteria based on meeting specified revenue goals, market penetration goals, investment performance goals, business expansion goals or cost targets; accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions; profit returns and margins; financial return ratios; market performance; or risk-based capital goals or returns.

The performance goals may be measured solely on a corporate, subsidiary, business unit, or other grouping basis, or on a combination of these. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure. The Committee may condition payment of the amounts that would otherwise be payable due to satisfaction of the preestablished performance goals upon satisfaction of additional objective or subjective goals or standards that it determines to be appropriate. However, it may not increase the amount otherwise payable upon satisfaction of preestablished performance goals. The Committee also may reduce the amount of any award that would otherwise be payable, including a reduction to zero.

Limit on Awards

Under the Plan, the maximum annual award intended to qualify as tax-deductible, performance-based compensation for any participant is $10 million. This amount is consistent with the $10 million maximum annual cash award for any participant under the 2013 Equity Incentive Plan approved by stockholders in 2013.

Under the Annual Executive Incentive Plan that was approved by stockholders in 2009, the maximum annual award intended to qualify as tax-deductible performance-based compensation for any participant is $8.5 million.

Clawback

In the event of a restatement of our financial results to correct a material error or inaccuracy resulting in whole or in part from fraud or intentional misconduct of an officer who is subject to Section 16 of the Securities Exchange Act of 1934, we will review all of the officer's awards paid under the Plan on the basis of having met or exceeded performance measures for fiscal years beginning after December 31, 2008, to the extent the awards relate to the periods for which the financial statements are restated. If a lesser award would have been paid to the officer based upon the restated financial results, we may, to the extent permitted by applicable law, recover the amount by which the officer's award for the restated period exceeded such lesser award, plus a reasonable rate of interest. To the extent permitted by applicable law, we also may take additional actions deemed by our Board or the Committee to be appropriate, including, without limitation, cancellation of the officer's outstanding award opportunities and recovery of additional amounts relating to prior awards paid to the officer under the Plan.

Tax-Deductible Performance-Based Compensation

Awards under the Plan that are not intended to qualify as tax-deductible performance-based compensation may be based on terms and conditions established by the Committee. Such awards may, but need not, be expressed as an incentive pool and may be based upon attainment of the performance measures listed above or other measures or goals the Committee may select. The Committee may condition payment of such awards upon the satisfaction of objective or subjective standards that it determines to be appropriate and may increase or reduce the amount of the award that would otherwise be payable, including a reduction to zero.

Internal Revenue Code section 162(m) generally limits income tax deductions of publicly traded companies to the extent total compensation (including base salary, annual bonus, stock option exercises) for certain executive officers exceeds $1 million in any one taxable year. The deduction limit does not apply to

67   |  The Allstate Corporation

certain performance-based compensation which conforms to conditions stated under the Internal Revenue Code and related regulations. Performance-based awards granted under the Plan that are intended to be eligible to qualify as performance-based compensation may be fully deductible under Internal Revenue Code section 162(m). In order for awards under the Plan to qualify as performance based compensation (and therefore qualify for exemption from the tax deduction limitations under Internal Revenue Code section 162(m)), the material terms of the Plan must be approved by stockholders at least every five years, in addition to satisfaction of other conditions under Internal Revenue Code section 162(m). Stockholders last approved the Plan in 2009.

Payment of Awards

All awards will be paid in cash in the year following the year of performance. The Committee may elect, without participant consent, to defer the payment of all or part of one or more awards, provided it establishes the terms of such deferred payment in a manner that does not cause an amount to be subject to taxation under Section 409A of the Internal Revenue Code. Participants also may be permitted to defer payment of all or part of the awards. Any deferred awards would be paid in accordance with the terms of the applicable deferred compensation arrangement.

Nonsolicitation

The Plan also contains nonsolicitation covenants that apply to all participants while they are employed and for one year after termination of employment. If a participant violates any of the nonsolicitation provisions, to the extent permitted by applicable law, we may cancel the participant's outstanding award opportunities and recover prior awards paid under the Plan within the one-year period before the participant first violated the nonsolicitation provisions.

Future Awards

Because the determination of whether to make awards, the selection of Plan participants, and the selection of performance measures and other material terms applicable to awards take place each year in the Committee's discretion, it is not possible at this time to determine the benefits or amounts that will be paid under the Plan in the future.

Amendment and Termination of the Plan

The Board may, at any time and from time to time, suspend, terminate, modify, or amend the Plan. However, the Board will not make any amendment without stockholder approval if this approval is required to maintain the qualification of awards as performance-based compensation pursuant to Section 162(m).

The entire text of the Plan is set forth in Appendix B.

The Allstate Corporation  |  68

Proposal 4 — Ratification of Auditors	PROXY STATEMENT

Ratification of the Appointment of Independent Registered Public Accountant
The Board of Directors recommends that stockholders vote for ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2014.	• Independent with few ancilliary services. • Reasonable fee.

Deloitte & Touche has been Allstate's independent registered public accountant since Allstate became a publicly traded entity in 1993. In fulfillment of the audit committee's obligations to assist the Board in its oversight of the integrity of Allstate's financial statements and other financial information, the audit committee has established strong practices to evaluate the qualifications, performance, and independence of the independent registered public accountant both on an ongoing basis throughout the year, and through the completion of an annual evaluation.

As a starting point for the annual evaluation, a survey is administered by a Deloitte & Touche partner who is not affiliated with the Allstate account and by our chief risk executive to assess Allstate's general satisfaction with the quality and efficiency of the services provided. The results of this survey are reported by the chief risk executive to the audit committee for its discussion and analysis.

In addition, the audit committee reviews and discusses the results of the firm's reports on its quality controls and external assessments, including results of inspections conducted by the Public Company Accounting Oversight Board.

Rotation of the independent registered public accounting firm is explicitly considered each year by the committee in addition to the regular mandated rotation of audit partners.

Based on the results of these reviews, the audit committee has appointed Deloitte & Touche LLP as Allstate's independent registered public accountant for 2014.

The audit committee has adopted a Policy Regarding Pre-Approval of Independent Registered Public Accountant's Services. (See Appendix C.) All services provided by Deloitte & Touche LLP in 2013 and 2012 were approved in accordance with the pre-approval policy.

The following fees have been, or are anticipated to be, billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, for professional services rendered to Allstate for the fiscal years ending December 31, 2013, and December 31, 2012.

	2013	2012(5)

Audit fees(1)	$9,621,085	$9,292,002

Audit-related fees(2)	$1,632,977	$1,187,000

Tax fees(3)	$226,000	$6,000

All other fees(4)	$201,750	—

Total fees	$11,681,812	$10,485,002

(1)
Fees for audits of annual financial statements, reviews of quarterly financial statements, statutory audits, attest services, comfort letters, consents, and review of documents filed with the Securities and Exchange Commission. The amount disclosed does not reflect separate account audit fees expected to be reimbursed by the managing entity in the amounts of $304,000 and $297,400 for 2013 and 2012, respectively.

69   |  The Allstate Corporation

(2)
Audit-related fees are for professional services, such as accounting consultations on new accounting standards, internal control reviews, and audits and other attest services for non-consolidated entities (e.g., employee benefit plans, various trusts, The Allstate Foundation) and are set forth below.

	2013	2012

Audits and other attest services for non-consolidated entities	$422,000	$412,000

Adoption of new accounting standards	—	$72,000

Other audit-related fees	$1,210,977	$703,000

Total audit-related fees	$1,632,977	$1,187,000

(3)
Tax fees include income tax return preparation and compliance assistance.

(4)
"All other fees" includes all fees paid that are not audit, audit-related, or tax services. In 2013, these fees relate to preparation for a market conduct exam and translation advisory services. There were no fees in this category in 2012.

(5)
Total fees for 2012 have been adjusted to reflect an increase of $67,307 for scope changes not included in the prior year's proxy statement, which does not reflect the partial reimbursement of $44,000 of these fees.

Representatives of Deloitte & Touche LLP will be present at the 2014 annual meeting to respond to questions and may make a statement if they choose. To be approved, a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal must be voted "FOR." Abstentions will be counted as shares present at the meeting and will have the effect of a vote against the proposal.

Audit Committee Report

Deloitte & Touche LLP (Deloitte) was Allstate's independent registered public accountant for the year ended December 31, 2013.

The audit committee reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2013.

The committee discussed with Deloitte the matters required to be discussed by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board. The committee received the written disclosures and letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte's communications with the committee concerning independence and has discussed with Deloitte its independence.

Based on these reviews and discussions and other information considered by the committee in its judgment, the committee recommended to the Board of Directors that the audited financial statements be included in Allstate's annual report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the Securities and Exchange Commission, and furnished to stockholders with this Notice of Annual Meeting and Proxy Statement.

Judith A. Sprieser (Chair)
F. Duane Ackerman Robert D. Beyer	Kermit R. Crawford Mary Alice Taylor

The Allstate Corporation  |  70

Stockholder Proposals	PROXY STATEMENT

Stockholder proposal on equity retention by senior executives
The Board recommends that stockholders vote against this proposal.

•

Existing stock ownership guidelines require significant equity ownership.

•

Named executives' equity holdings exceed stock ownership guidelines.

•

Retention guidelines were expanded for all prospective grants beginning in 2014.

Mr. Kenneth Steiner, 14 Stoner Ave., 2M, Great Neck, NY 11021, beneficial owner of no less than 500 shares of Allstate common stock as of December 10, 2013, intends to propose the following resolution at the annual meeting.

Proposal 5 — Executives To Retain Significant Stock

Resolved: Shareholders urge that our executive pay committee adopt a policy requiring senior executives to retain a significant percentage of shares acquired through equity pay programs until reaching normal retirement age and to report to shareholders regarding the policy before our Company's next annual meeting. For the purpose of this policy, normal retirement age would be an age of at least 60 and determined by our executive pay committee. Shareholders recommend that the committee adopt a share retention percentage requirement of 50% of net after-tax shares.

This single unified policy shall prohibit hedging transactions for shares subject to this policy which are not sales but reduce the risk of loss to the executive. Otherwise our directors would be able to avoid the impact of this proposal. This policy shall supplement any other share ownership requirements that have been established for senior executives, and should be implemented so as not to violate our Company's existing contractual obligations or the terms of any pay or benefit plan currently in effect.

Requiring senior executives to hold a significant portion of stock obtained through executive pay plans would focus our executives on our company's long-term success. A Conference Board Task Force report stated that hold-to-retirement requirements give executives "an ever-growing incentive to focus on long-term stock price performance."

This proposal should also be more favorably evaluated due to our Company's clearly improvable corporate governance performance as reported in 2013:

GMI Ratings, an independent investment research firm, rated our company F for executive pay — $17 million for Thomas Wilson and shareholders faced a potential 10% stock dilution. GMI said Allstate could give long-term incentive pay to Mr. Wilson for below-median performance. Plus Mr. Wilson had an excessive pension compared to peers.

In regard to our directors Judith Sprieser was negatively flagged by GMI due to her director duties at USG Corporation board when it filed for bankruptcy. Ronald LeMay had director duties at Sprint when Sprint tried to give $1.7 billion in stock options while the merger with Worldcom was sinking. For some reason Both Sprieser and LeMay were put on our audit committee and had a total of 4 seats on our most important board committees.

John Riley, our Lead Director, had 15-years long-tenure and such long-tenure leads to just the opposite of increased independence. Jack Greenberg received our highest negative votes and was over-burdened with director duties at 5 companies. Judith Sprieser was next highest in negative votes and was over-burdened with director duties at 6 companies.

Returning to the core topic of this proposal from the context of our clearly improvable corporate performance, please vote to protect shareholder value:

Executives To Retain Significant Stock — Proposal 5

71   |  The Allstate Corporation

The Board recommends that stockholders vote AGAINST this proposal for the following reasons:

Allstate executives already have significant equity ownership.

•
The Board agrees that its executives' interests should be aligned with those of stockholders. That's why — since 1996 — Allstate has had significant executive stock ownership guidelines in place.

•
Under those guidelines, our CEO must own Allstate common stock worth at least six times his base salary, and each other named executive must own at least three times his or her base salary.

•
As shown below, each of our named executives exceeds these guidelines.

Stock Ownership as Multiple of Base Salary as of December 31, 2013

Named Executive	Guideline	Actual

Mr. Wilson	6	20

Mr. Shebik	3	6

Mr. Civgin	3	4

Ms. Greffin	3	5

Mr. Winter	3	4

Allstate recently increased its equity retention requirements.    In response to feedback from stockholders last year, equity retention guidelines were expanded in 2014 for all future equity grants.

  Existing Requirements

  •
  As previously required, our CEO must own Allstate common stock worth at least six times his base salary, and each other named executive must own at least three times his or her base salary.

  •
  Each executive who has not yet reached his or her stock ownership guideline must hold a minimum of 75% of the shares earned as compensation on a net after-tax basis.

 Expanded Requirements

  Beginning with awards granted in 2014, Allstate added a new requirement that applies after stock ownership guidelines have been attained:

  •
  Performance stock awards:  After the three-year vesting period, at least 75% of net after-tax shares must be held for an additional year, regardless of an executive's stock ownership level.

  •
  Stock options:  After exercised, at least 75% of net after-tax shares must be held for an additional year, regardless of an executive's stock ownership level.

The proposal concept and structure is flawed and has undesirable consequences.

•
The proposal would require an executive to retain Allstate stock until he or she reaches "normal retirement age," a date entirely unrelated to the executive's actual employment status with Allstate.

•
Executives reach their stock ownership guidelines more quickly under Allstate's current requirements than under the proposal. A new senior executive would reach the stock ownership guideline in approximately five years under Allstate's guidelines and in approximately six years under the proposal.

•
Allstate already has a policy that prohibits all officers, directors, and employees from engaging in transactions in Allstate stock that might be considered speculative or hedging, such as selling short or buying or selling options.

The Allstate Corporation  |  72

Stockholder proposal on reporting lobbying expenditures
The Board recommends that stockholders vote against this proposal.

•

Board oversees and reviews public policy initiatives.

•

Allstate already provides significant transparency through public policy report.

•

Less than 10% of shares voted supported a similar proposal in 2013.

The American Federation of Labor and Congress of Industrial Organizations Reserve Fund, 815 Sixteenth Street, N.W., Washington, DC, 20006, beneficial owner of 345 shares of Allstate common stock as of December 9, 2013, intends to propose the following resolution at the annual meeting.

Whereas, corporate lobbying exposes our company to risks that could adversely affect the company's stated goals, objectives, and ultimately shareholder value, and

Whereas, we rely on the information provided by our company to evaluate goals and objectives, and we, therefore, have a strong interest in full disclosure of our company's lobbying to assess whether our company's lobbying is consistent with its expressed goals and in the best interests of shareholders and long-term value.

Resolved, the shareholders of The Allstate Corporation ("Allstate") request the Board authorize the preparation of a report, updated annually, disclosing:

1.
Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.
Payments by Allstate used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.
Allstate's membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.
Description of the decision making process and oversight by management and the Board for making payments described in sections 2 and 3 above.

For purposes of this proposal, a "grassroots lobbying communication" is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. "Indirect lobbying" is lobbying engaged in by a trade association or other organization of which Allstate is a member.

Both "direct and indirect lobbying" and "grassroots lobbying communications" include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees and posted on Allstate's website.

Supporting Statement

As shareholders, we encourage transparency and accountability in the use of corporate funds to influence legislation and regulation both directly and indirectly. According to Allstate's 2012 Corporate Responsibility Report, our company spent $15.6 million on "the public policy process at the state and federal levels." The Center for Responsive Politics reports that Allstate spent $2.9 million in direct federal lobbying in 2012 — but this may not include grassroots lobbying. Allstate also had 109 lobbyists in 39 states.

Allstate does not disclose how much it contributes to each trade association for lobbying. For example, Allstate is a member of the U.S. Chamber of Commerce, which spent more than $136 million on lobbying in 2012. Moreover, Allstate does not disclose membership in or contributions to tax-exempt organizations that write and endorse model legislation, such as the American Legislative Exchange Council.

We urge you to vote FOR this proposal.

73   |  The Allstate Corporation

The Board recommends that stockholders vote AGAINST this proposal for the following reasons:

•
Allstate's Board has strong governance practices that ensure transparency over our public policy involvement. Our Corporate Governance Guidelines address our involvement in the public policy arena, which includes lobbying activities, and the Board's annual review of the expenditure of Allstate resources on public policy initiatives.

•
Allstate already provides stockholders with comprehensive disclosure on Allstate's involvement in the public policy arena.

•
Our annual public policy report includes information on our Board's oversight of expenditures, the strategic and business rationale for expenditures, total amounts contributed by activity (including non-deductible amounts for certain lobbying activities and to political candidates and organizations), the individuals involved in the decision-making process, and organizations supported. In conversations with our investors last year, several indicated that our report provides appropriate detail and is a model for disclosure of these expenditures.

•
Allstate fully complies with all disclosure requirements pertaining to lobbying under federal, state, and local laws. The proposal would impose requirements on Allstate that are not dictated by law and that are not standard among other companies.

•
The proposal seeks unnecessary line-item disclosure of expenditures, which could be used by special interest groups to pressure Allstate to stop advocating for positions that are in the best interest of the corporation, stockholders, customers, employees, and Allstate agency owners.

•
Less than 10% of shares voted supported a similar proposal at last year's annual meeting.

The Allstate Corporation  |  74

Stockholder proposal on reporting political expenditures
The Board recommends that stockholders vote against this proposal.

•

Board oversees and reviews public policy initiatives.

•

Allstate already provides significant transparency through public policy report.

•

Less than 10% of shares voted supported a similar proposal in 2013.

The Comptroller of the State of New York, Thomas P. DiNapoli, the sole Trustee of the New York State Common Retirement Fund (the "Fund") and the administrative head of the New York State and Local Employees' Retirement System and the New York State Police and Fire Retirement System, 633 Third Avenue-31st Floor, New York, 10017, beneficial owner of 1,937,554 shares of Allstate common stock as of December 4, 2013, intends to propose the following resolution at the annual meeting.

Resolved, that the shareholders of Allstate Corporation ("Company") hereby request that the Company provide a report, updated semiannually, disclosing the Company's:

1.
Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any political campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.

2.
Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:

a.
The identity of the recipient as well as the amount paid to each; and

b.
The title(s) of the person(s) in the Company responsible decision-making.

The report shall be presented to the board of directors or relevant board committee and posted on the Company's website.

Payments used for lobbying are not encompassed by this proposal.

Supporting Statement

As long-term shareholders of Allstate, we support transparency and accountability in corporate spending on political activities. These include any activities considered intervention in any political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations; independent expenditures; or electioneering communications on behalf of federal, state or local candidates.

Disclosure is in the best interest of the company and its shareholders and critical for compliance with federal ethics laws. Moreover, the Supreme Court's Citizens United decision recognized the importance of political spending disclosure for shareholders when it said, "[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages." Gaps in transparency and accountability may expose the company to reputational and business risks that could threaten long-term shareholder value.

Allstate contributed at least $6,335,152 in corporate funds since the 2003 election cycle. (CQ: http://moneyline.cq.com and National Institute on Money in State Politics: http://www.followthemoney.org)

Relying on publicly available data does not provide a complete picture of the Company's political spending. For example, the Company's payments to trade associations used for political activities are undisclosed and unknown. In some cases, even management does not know how trade associations use their company's money politically. The proposal asks the Company to disclose all of its political spending, including payments to trade associations and other tax exempt organizations used for political purposes. This would bring our Company in line with a growing number of leading companies, including Exelon, Merck and Microsoft that support political disclosure and accountability and present this information on their websites.

The Company's Board and its shareholders need comprehensive disclosure to be able to fully evaluate the political use of corporate assets. We urge your support for this critical governance reform.

75   |  The Allstate Corporation

The Board recommends that stockholders vote AGAINST this proposal for the following reasons:

•
Allstate's Board has strong governance practices that ensure transparency over our public policy involvement. Our Corporate Governance Guidelines address our involvement in the public policy arena, which includes lobbying activities, and the Board's annual review of the expenditure of Allstate resources on public policy initiatives.

•
Allstate already provides stockholders with comprehensive disclosure on Allstate's involvement in the public policy arena.

•
Our annual public policy report includes information on our Board's oversight of expenditures, the strategic and business rationale for expenditures, total amounts contributed by activity (including non-deductible amounts for certain lobbying activities and to political candidates and organizations), the individuals involved in the decision-making process, and organizations supported. In conversations with our investors last year, several indicated that our report provides appropriate detail and is a model for disclosure of these expenditures.

•
Allstate fully complies with all disclosure requirements pertaining to political expenditures under federal, state, and local laws. The proposal would impose requirements on Allstate that are not dictated by law and that are not standard among other companies.

•
The proposal seeks unnecessary line-item disclosure of expenditures, which could be used by special interest groups to pressure Allstate to stop advocating for positions that are in the best interest of the corporation, stockholders, customers, employees, and Allstate agency owners.

•
Less than 10% of shares voted supported a similar proposal at last year's annual meeting.

Counting of Votes for Stockholder Proposals

To be approved, a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the stockholder proposal must be voted "for." Abstentions will be counted as shares present at the meeting and will have the effect of a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the matter and will have no impact on the vote's outcome.

Stockholder Proposals for the 2015 Annual Meeting

Proposals that stockholders would like to include in Allstate's proxy materials for presentation at the 2015 annual meeting of stockholders must be received by the Office of the Secretary, The Allstate Corporation, 2775 Sanders Road, Suite A2W, Northbrook, Illinois 60062-6127 by December 8, 2014, and must otherwise comply with Securities and Exchange Commission rules in order to be eligible for inclusion in the proxy material for the 2015 annual meeting.

If a stockholder would like to bring a matter before the meeting which is not the subject of a proposal that meets the Securities and Exchange Commission proxy rule requirements for inclusion in the proxy statement, the stockholder must follow procedures in Allstate's bylaws in order to personally present the proposal at the meeting. A copy of these procedures is available upon request from the Office of the Secretary or can be found on Allstate's website, allstate.com. One of the procedural requirements in the bylaws is timely notice in writing of the business the stockholder proposes to bring before the meeting. Notice of business proposed to be brought before the 2015 annual meeting must be received by the Office of the Secretary no earlier than the close of business on January 20, 2015, and no later than February 19, 2015. Among other things, the notice must describe the business proposed to be brought before the meeting, the reasons for conducting the business at the meeting, and any material interest of the stockholder in the business.

The Allstate Corporation  |  76

Other Items	PROXY STATEMENT

Allstate 401(k) Savings Plan Participants

If you hold Allstate common shares through the Allstate 401(k) Savings Plan, your proxy card/voting instruction form for those shares will instruct the plan trustee how to vote those shares. If you received your annual meeting materials electronically, and you hold Allstate common shares both through the plan and also directly as a registered stockholder, the voting instructions you provide electronically will be applied to both your plan shares and your registered shares. If you return a signed proxy card/voting instruction form or vote by telephone or the Internet on a timely basis, the trustee will follow your voting instructions for all Allstate common shares allocated to your plan account unless that would be inconsistent with the trustee's duties.

If your voting instructions are not received on a timely basis, the shares allocated to your plan account will be considered "unvoted." If you return a signed proxy card/voting instruction form but do not indicate how your shares should be voted on a given matter, the shares represented by your proxy card/voting instruction form will be voted as the Board of Directors recommends. The trustee will vote all unvoted shares and all unallocated shares held by the plan as follows:

•
If the trustee receives instructions (through voting instruction forms or through telephonic or Internet instruction) on a timely basis for at least 50% of the votable allocated shares in the plan, then it will vote all unvoted shares and unallocated shares in the same proportion and in the same manner as the shares for which timely instructions have been received, unless to do so would be inconsistent with the trustee's duties.

•
If the trustee receives instructions for less than 50% of the votable allocated shares, the trustee will vote all unvoted and unallocated shares in its sole discretion. However, the trustee will not use its discretionary authority to vote on adjournment of the meeting in order to solicit further proxies.

Plan votes receive the same high level of confidentiality as all other votes.    You may not vote the shares allocated to your plan account by voting in person at the meeting. You must instruct The Northern Trust Company, as trustee for the plan, how to vote your shares.

Proxy Statement and Annual Report Delivery

Allstate has adopted the "householding" procedure approved by the Securities and Exchange Commission, which allows us to deliver one set of documents to a household of stockholders instead of delivering a set to each stockholder in a household, unless we have been instructed otherwise. This procedure is more environmentally friendly and cost-effective because it reduces the number of copies to be printed and mailed. Stockholders who receive proxy materials in paper form will continue to receive separate proxy cards/voting instruction forms to vote their shares. Stockholders who receive the Notice of Internet Availability of Proxy Materials will receive instructions on submitting their proxy cards/voting instruction form via the Internet.

If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact our distribution agent, Broadridge Financial Solutions, by calling (800) 542-1061 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717. We will promptly deliver the proxy materials to you upon receipt of your request. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.

If you receive more than one proxy card/voting instruction form, your shares probably are registered in more than one account or you may hold shares both as a registered stockholder and through the Allstate 401(k) Savings Plan. You should vote each proxy card/voting instruction form you receive.

77   |  The Allstate Corporation

Procedures for Attending the Annual Meeting in Person

If you plan to attend the meeting, you must be a holder of Allstate shares as of the record date of March 21, 2014. We encourage you to request an admission ticket in advance. You may request admission tickets by:

•
Visiting www.proxyvote.com and following the instructions provided or calling 1-888-247-6053. You will need the 12-digit control number included on your proxy card, voter instruction form, or notice.

At the entrance to the meeting, we will request to see your admission ticket and valid photo identification, such as a driver's license or passport.

If you do not request an admission ticket in advance, we will request to see your photo identification at the entrance to the meeting. We will then determine if you owned common stock on the record date by:

•
Verifying your name and stock ownership against our list of registered stockholders; or

•
Asking to review evidence of your stock ownership as of March 21, 2014, such as your brokerage statement. You must bring such evidence with you in order to be admitted to the meeting.

If you are acting as a proxy, we will need to review a valid written legal proxy signed by the owner of the common stock granting you the required authority to vote the owner's shares.

Proxy Solicitation

Officers and other employees of Allstate and its subsidiaries may solicit proxies by mail, personal interview, telephone, facsimile, electronic means, or via the Internet. None of these individuals will receive special compensation for soliciting votes, which will be performed in addition to their regular duties, and some of them may not necessarily solicit proxies. Allstate also has made arrangements with brokerage firms, banks, record holders, and other fiduciaries to forward proxy solicitation materials to the beneficial owners of shares they hold on your behalf. Allstate will reimburse these intermediaries for reasonable out-of-pocket expenses. Georgeson Inc., 480 Washington Blvd., 26th Floor, Jersey City, NJ 07310 has been retained to assist in the solicitation of proxies for a fee not to exceed $16,500 plus expenses. Allstate will pay the cost of all proxy solicitation.

By order of the Board,

Susan L. Lees Secretary
April 7, 2014

The Allstate Corporation  |  78

Appendix A	PROXY STATEMENT

CATEGORICAL STANDARDS OF INDEPENDENCE

            In accordance with the Director Independence Standards, the Board has determined that the nature of the following relationships with the corporation do not create a conflict of interest that would impair a director's independence.

  1.
  An Allstate director's relationship arising from (i) only such director's position as a director of another corporation or organization; (ii) only such director's direct or indirect ownership of a 5% or less equity interest in another corporation or organization (other than a partnership); (iii) both such position and such ownership; or (iv) such director's position only as a limited partner in a partnership in which he or she has an interest of 5% or less.

  2.
  An Allstate director's relationship arising from an interest of the director, or any entity in which the director is an employee, director, partner, stockholder or officer, in or under any standard-form insurance policy or other financial product offered by the Allstate Group in the ordinary course of business.

  3.
  An Allstate director's relationship with another company that participates in a transaction with the Allstate Group (i) where the rates or charges involved are determined by competitive bid or (ii) where the transaction involves the rendering of services as a common or contract carrier (including any airline) or public utility at rates or charges fixed in conformity with law or governmental authority.

  4.
  An Allstate director's relationship with another company that has made payments to, or received payments from, the Allstate Group for property or services in an amount which, in the last fiscal year, does not exceed the greater of $1 million or 2% of such other company's consolidated gross revenues for such year.

  5.
  An Allstate director's position as an executive officer of a tax exempt organization to which the aggregate amount of discretionary contributions (other than employee matching contributions) made by the Allstate Group and The Allstate Foundation in any of the last three fiscal years of the tax exempt organization were equal to or less than the greater of $1 million or 2% of such organization's consolidated gross revenues for such year.

  6.
  An Allstate director's relationship with another company (i) in which the Allstate Group makes investments or (ii) which invests in securities issued by the Allstate Group or securities backed by any product issued by the Allstate Group, all in the ordinary course of such entity's investment business and on terms and under circumstances similar to those available to or from entities unaffiliated with such director.

A-1   |  The Allstate Corporation

Appendix B	PROXY STATEMENT

THE ALLSTATE CORPORATION
ANNUAL EXECUTIVE INCENTIVE PLAN

1.         Purposes.

           The purpose of the Plan is to enhance the Company's ability to attract and retain highly qualified executives, link compensation with the Company's annual financial and operating goals, and provide such executives with cash incentives to link the success of the Company and its Subsidiaries with compensation. The Plan is intended to permit the granting of Awards that will constitute "performance-based compensation" under Section 162(m) of the Code and the regulations promulgated thereunder.

2.        Definitions.

           The following terms when used in the Plan shall, for the purposes of the Plan, have the following meanings:

  a.
  "Award" means the cash amount payable to a Participant for a Fiscal Year subject to the terms of the Plan.

  b.
  "Board" means the Board of Directors of The Allstate Corporation.

  c.
  "Business Unit" means any operating unit of The Allstate Corporation or any of its Subsidiaries, including but not limited to, the property and casualty business, the life business, the investments business, or the international business.

  d.
  "Code" means the Internal Revenue Code of 1986, as amended.

  e.
  "Committee" means the committee designated pursuant to Section 3 that administers the Plan.

  f.
  "Company" means The Allstate Corporation.

  g.
  "Covered Employee" shall mean each employee of the Company or a Subsidiary who is a "covered employee" (as defined in Section 162(m) of the Code) for the applicable Fiscal Year, and any other employee designated by the Committee, in its sole discretion.

  h.
  "Fiscal Year" means the calendar year.

  i.
  "Participant" means each employee of the Company or a Subsidiary who is selected by the Committee to be a participant in the Plan.

  j.
  "Performance Measures" means one or more of the following measures of performance: sales; revenues; premiums; financial product sales; earnings per share; stockholder return or value; funds from operations; operating income; gross income; net income; combined ratio; underwriting income; cash flow; return on equity; return on capital; return on assets; values of assets; market share; net earnings; earnings before interest; operating ratios; stock price; customer satisfaction; customer retention; customer loyalty; strategic business criteria based on meeting specified revenue goals, market penetration goals, investment performance goals, business expansion goals or cost targets; accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions; profit returns and margins; financial return ratios; market performance; or risk-based capital goals or returns. Performance Measures may be based solely on a corporate, Subsidiary, Business Unit or other grouping basis, or a combination thereof. Performance Measures may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure.

  k.
  "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

  l.
  "Plan" means the Annual Executive Incentive Plan, as may be amended from time to time.

  m.
  "Qualified Performance-Based Award" means any Award or portion of an Award that is intended to qualify as performance-based compensation under Section 162(m) of the Code.

  n.
  "Retirement" unless otherwise provided by the Committee, means the date on which a Participant terminates employment with the Company and all Subsidiaries, if such termination occurs on or

B-1   |  The Allstate Corporation

    after the date the Participant attains age fifty-five (55) with ten (10) years of service, or age sixty (60) with five (5) years of service.

  o.
  "Section 16 Officer" means any Participant who is an "officer" of the Company or a Subsidiary as that term is defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended.

  p.
  "Subsidiary" means any corporation, business trust, limited liability company, or partnership with respect to which the Company owns, directly or indirectly, (a) more than 50% of the equity interests or partnership interests or (b) Voting Securities representing more than 50% of the aggregate Voting Power of the then-outstanding Voting Securities.

  q.
  "Voting Power" means the combined voting power of the then-outstanding Voting Securities entitled to vote generally in the election of directors.

  r.
  "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

3.        Administration of the Plan.

  a.
  The Plan shall be administered by the Compensation and Succession Committee of the Board or such other committee as the Board shall select. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

  b.
  The Committee shall have the authority to make all determinations it deems necessary or advisable for the administration of the Plan, including, without limitation, (i) selection of Participants, (ii) interpretation of the terms of the Plan, (iii) subject to the limitations set forth herein, determination of the timing and amount of Awards made to each Participant, (iv) selection of Performance Measures and other material terms applicable to Awards, and (v) certification that the performance goals and any other material terms of Qualified Performance-Based Awards were satisfied. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its stockholders, the Participants, and their estates and beneficiaries.

4.        Awards.

  a.
  In General.    Awards under the Plan shall consist of annual incentive awards payable in cash. All employees of the Company and its Subsidiaries are eligible to be selected to be Participants. The Committee will select the employees who will receive Awards. Only employees who are selected by the Committee to receive Awards shall be Participants in the Plan.

  b.
  Qualified Performance-Based Awards.    With respect to Qualified Performance-Based Awards, the Committee shall establish one or more written performance goals within ninety (90) days after the beginning of the Fiscal Year (or, if the service period relating to the Award is less than a full year, within the first twenty-five percent (25%) of such service period), and while the outcome of the performance goals is substantially uncertain. Such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of the Award payable (before any reduction by the Committee pursuant to the terms of the Plan) to each Covered Employee if the goals are attained. The performance goals shall be based on one or more Performance Measures selected by the Committee and may be expressed in terms of an incentive pool in which one or more Covered Employees participate or as separate formulas or standards for the Covered Employees; provided, however, that in all cases the performance goals shall be expressed in a manner so that a third party having knowledge of the relevant performance results could calculate the amounts to be paid to the Covered Employees. As soon as practicable after the end of the Fiscal Year (but in all events prior to payment of any Covered Employee's Award), the Committee shall certify in writing prior to payment of any Award that the performance goals and any other material terms were satisfied. The Committee may condition payment of each Covered Employee's Award upon the satisfaction of such additional objective or subjective goals or standards as the Committee shall determine to be appropriate, in its sole discretion; provided, however, that such authority to condition payment upon the satisfaction of additional objective or subjective goals or

The Allstate Corporation  |  B-2

    standards shall not be deemed to give the Committee the discretion to increase the amount otherwise payable upon attainment of the preestablished performance goals. The Committee shall retain the discretion to reduce the amount of any Award that would otherwise be payable to a Covered Employee, including a reduction in such amount to zero, based on the degree of achievement of such additional goals or standards or such other factors as the Committee may determine in its sole discretion; provided, however, that in no event shall the exercise of such negative discretion with respect to a Covered Employee's Award result in an increase in the amount payable to another Covered Employee. The maximum amount that may be paid to any one Covered Employee pursuant to a Qualified-Performance-Based Award for any Fiscal Year shall be $10,000,000.

  c.
  Awards other than Qualified Performance-Based Awards.    Awards provided under the Plan that are not intended to be Qualified Performance-Based Awards shall be based on terms and conditions established by the Committee in its sole discretion. Such Awards may, but need not, be expressed as an incentive pool and may be based upon attainment of Performance Measures or such other measures or goals as the Committee may designate. The Committee may condition payment of such an Award upon the satisfaction of such objective or subjective standards as the Committee shall determine to be appropriate, in its sole discretion, and shall retain the discretion to increase or reduce the amount of any Award that would otherwise be payable to a Participant, including a reduction in such amount to zero.

5.        Payment of Awards.

  a.
  Unless the Committee or a Participant elects to defer payment of Awards, Awards under the Plan shall be paid to Participants as soon as practicable after (i) in the case of Qualified Performance-Based Awards, the completion of the audit for the Fiscal Year to which performance relates and after the Committee certifies that the applicable Performance Measures and any other material terms were in fact satisfied, and (ii) in the case of Awards other than Qualified Performance-Based Awards, the end of the Fiscal Year to which performance relates; provided, however, that, unless deferred, neither type of Award shall be paid after March 15 of the year following the Fiscal Year to which performance relates. The Committee may elect, in its sole discretion and without Participant consent, to defer the payment of all or part of one or more Awards provided it establishes the terms of such deferred payment in a manner that does not cause an amount to be subject to taxation under Section 409A of the Code. Participants may also be permitted to elect to defer payment of all or part of one or more Awards. Any such deferred Awards shall be paid in accordance with the terms and conditions of the applicable deferred compensation arrangement.

  b.
  Awards shall be paid in cash, less required withholding.

  c.
  To be entitled to receive payment of an Award earned pursuant to the terms of the Plan, except as provided in Section 5.e. below, a Participant must remain actively employed by the Company or a Subsidiary through the end of the Fiscal Year to which performance relates (or through such later date as may be specified by the Committee); provided, however, that Awards shall in all events remain subject to the Committee's discretion to reduce or eliminate Awards in its discretion.

  d.
  Failure to satisfy the employment condition set forth in Section 5.c. shall result in forfeiture of any Award that otherwise would have been earned.

  e.
  If a Participant's employment terminates due to the Participant's death, Retirement or disability prior to satisfaction of the employment condition set forth in Section 5.c., and the Committee has not reduced such Participant's Award to zero, the Participant's Award, which shall be based on actual performance through the end of the Fiscal Year, will be prorated based on the number of half months the Participant was employed and eligible to be a Participant during the Fiscal Year. The Committee shall determine in its sole discretion whether a Participant's termination constitutes Retirement or is due to disability.

  f.
  Prorated Awards will be paid at the same time as other Awards for the applicable Fiscal Year.

  g.
  In the event of a restatement of the Company's financial results to correct a material error or inaccuracy resulting in whole or in part from the fraud or intentional misconduct of a Section 16

B-3   |  The Allstate Corporation

    Officer, as determined by the Board or a committee thereof, the Board or the Committee (i) will review or cause to be reviewed all Awards paid to the Section 16 Officer pursuant to the Plan on the basis of having met or exceeded Performance Measures(s) or other measures or goals for Fiscal Years beginning after December 31, 2008 to the extent the Awards relate, in whole or in part, to the periods with respect to which the financial statements are restated and, if a lesser Award or Awards would have been paid to the Section 16 Officer based upon the restated financial results, the Board or the Committee shall have the authority, to the extent permitted by applicable law, to recover or cause to be recovered for the benefit of the Company the amount by which such Section 16 Officer's Award(s) for the restated period(s) exceeded such lesser Award or Awards, plus a reasonable rate of interest and (ii) in addition to the foregoing, to the extent permitted by applicable law, may take or cause to be taken for the benefit of the Company such additional action(s) deemed by the Board or Committee to be appropriate including, without limitation, cancellation of such Section 16 Officer's outstanding Award opportunities and recovery (in whole or in part) of any additional amounts relating to prior Awards paid to such Section 16 Officer under the Plan.

  h.
  While employed and for the one year period starting on the date of termination of employment, any Participant who has received an Award under the Plan shall not, directly or indirectly:

  (i)
  other than in connection with the good-faith performance of his or her duties as an employee of the Company or any Subsidiary, encourage any employee or agent of the Company or Subsidiary to terminate his or her relationship with the Company or Subsidiary;

  (ii)
  employ, engage as a consultant or adviser, or solicit the employment or engagement as a consultant or adviser of, any employee or agent of the Company or Subsidiary (other than by the Company or its Subsidiaries), or cause or encourage any Person to do any of the foregoing;

  (iii)
  establish (or take preliminary steps to establish) a business with, or encourage others to establish (or take preliminary steps to establish) a business with, any employee or agent of the Company or its Subsidiaries that would interfere with the relationship between the Company or its Subsidiaries and the employee or agent; or

  (iv)
  interfere with the relationship of the Company or its Subsidiaries with, or endeavor to entice away from the Company or its Subsidiaries, any Person who or which at any time since the Participant's hire date was or is a material customer or material supplier of, or maintained a material business relationship with, the Company or its Subsidiaries.

  If a Participant violates any of the nonsolicitation provisions set forth above, to the extent permitted by applicable law, the Board or the Committee may, for the benefit of the Company, cancel or cause to be cancelled (in whole or in part) any of the Participant's outstanding Award opportunities and/or recover or cause to be recovered (in whole or in part) any prior Awards paid to the Participant under the Plan on or after the date that is one year prior to the date on which the Participant first violated the nonsolicitation provision(s).

  i.
  Nothing contained in Sections 5.g. or 5.h. shall be deemed to (i) limit any additional legal or equitable rights or remedies the Company may have under applicable law with respect to any Participant who may have caused or contributed to the Company's need to restate its financial results or who may have violated any such non-solicitation provisions in the Plan or in any other plan, policy, agreement or arrangement or (ii) affect any other non-solicitation or other restrictive covenants to which a Participant is subject. If any of the covenants contained in Section 5.g. and 5.h. or any part thereof, are held to be unenforceable, the court making such determination shall have the power to revise or modify such provision to make it enforceable to the maximum extent permitted by applicable law and, in its revised or modified form, said provision shall then be enforceable.

6.        Miscellaneous.

  a.
  All amounts payable hereunder shall be payable only to the Participant, or if the event of the Participant's death, the Participant's spouse or, if no spouse exists to the Participant's estate. The

The Allstate Corporation  |  B-4

    rights and interests of a Participant under the Plan may not be assigned, encumbered, or transferred, voluntarily or involuntarily, other than by will or the laws of descent and distribution.

  b.
  No individual shall have any claim or right to be a Participant in the Plan at any time or, having received an Award in one Fiscal Year, to receive an Award in another Fiscal Year, and any individual's participation in the Plan may be terminated at any time with or without notice, cause or regard to past practices.

  c.
  Neither the Plan nor any action hereunder shall confer on any person any right to remain in the employ of the Company or any of its Subsidiaries or shall affect an employee's compensation not arising under the Plan. Neither the adoption of the Plan nor its operation shall in any way affect the right and power of the Company or any Subsidiary to dismiss or discharge any employee at any time.

  d.
  The Company and its Subsidiaries shall have the right to deduct from any Award, prior to payment, the amount of any taxes required to be withheld by any federal, state or local government with respect to such payments.

  e.
  The Committee may rely upon any information supplied to it by any officer of the Company or any Subsidiary or by any independent accountant for the Company and may rely upon the advice of counsel in connection with the administration of the Plan and shall be fully protected in relying upon such information or advice.

  f.
  All expenses and costs in connection with the administration of the Plan shall be borne by the Company.

  g.
  The Plan and any agreements entered into thereunder shall be governed by and construed in accordance with the laws of the state of Illinois. The jurisdiction and venue for any disputes arising under, or any action brought to enforce (or otherwise relating to), the Plan will be exclusively in the courts in the State of Illinois, County of Cook, including the Federal Courts located therein (should Federal jurisdiction exist).

  h.
  Awards under the Plan are intended to be exempt from Code Section 409A under the short-term deferral rules and the Plan shall be administered and interpreted accordingly. Notwithstanding any provision of the Plan to the contrary, if the Committee determines that any Award may constitute deferred compensation subject to Code Section 409A, the Committee may take any actions necessary to preserve the intended tax treatment of the benefits provided with respect to the Award. To the extent a Participant is entitled to an Award that constitutes deferred compensation subject to Code Section 409A upon the Participant's separation from service from the Company, and the Participant is deemed at the time of such separation from service to be a "specified employee" under Code Section 409A, then payment of such Award shall not be paid or commence until the earliest of (i) the expiration of the six (6) month period measured from the date of Participant's separation from service with the Company; or (ii) the date of the Participant's death following such separation from service.

  i.
  To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practice and to further the purposes of the Plan, the Committee may, without amending the Plan, (i) establish rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Awards to such Participants in accordance with those rules.

7.        Amendment or Termination of the Plan.

           The Board may at any time and from time to time, suspend, terminate, modify or amend the Plan; provided, however, that no amendment that requires stockholder approval in order to maintain the qualification of Qualified Performance-Based Awards as performance-based compensation pursuant to Section 162(m) of the Code and regulations promulgated thereunder shall be made without such stockholder approval.

B-5   |  The Allstate Corporation

8.        Effective Date.

           On February 19, 2014, the Plan was amended and restated effective upon approval of the material terms of the Plan by the Company's stockholders at the Company's 2014 annual stockholders meeting and shall thereafter remain in effect as provided herein.

The Allstate Corporation  |  B-6

Appendix C	PROXY STATEMENT

POLICY REGARDING PRE-APPROVAL
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT'S SERVICES

Purpose and Applicability

            The Audit Committee recognizes the importance of maintaining the independent and objective stance of our Independent Registered Public Accountant. We believe that maintaining independence, both in fact and in appearance, is a shared responsibility involving management, the Audit Committee, and the Independent Registered Public Accountant.

            The Committee recognizes that the Independent Registered Public Accountant possesses a unique knowledge of the Corporation and its subsidiaries and can provide necessary and valuable services to the Corporation in addition to the annual audit. The provision of these services is subject to three basic principles of auditor independence: (i) auditors cannot function in the role of management, (ii) auditors cannot audit their own work; and (iii) auditors cannot serve in an advocacy role for their client. Consequently, this policy sets forth guidelines and procedures to be followed by this Committee when approving services to be provided by the Independent Registered Public Accountant.

Policy Statement

            Audit Services, Audit-Related Services, Tax Services, Other Services, and Prohibited Services are described in the attached appendix. All services to be provided by the Independent Registered Public Accountant must be approved by the Audit Committee or the Chair of the Audit Committee. Neither the Audit Committee nor the Chair will approve the provision of any Prohibited Services by the Independent Registered Public Accountant.

Procedures

            In connection with the approval by the Audit Committee of the engagement of the Independent Registered Public Accountant to provide Audit Services for the upcoming fiscal year, the Independent Registered Public Accountant will submit to the Committee for approval schedules detailing all of the specific proposed Audit, Audit-Related, Tax, and Other Services, together with estimated fees for such services that are known as of that date. Subsequent to the Audit Committee's approval of audit engagement, Corporation management may submit to the Committee or the Chair for approval schedules of additional specific proposed Audit, Audit-Related, Tax, and Other Services that management recommends be provided by the Independent Registered Public Accountant during the audit and professional engagement period. Regardless of when proposed to the Committee or the Chair, each specific service will require approval by the Committee or the Chair before commencement of the specified service. The Independent Registered Public Accountant will confirm to the Committee or the Chair that each specific proposed service is permissible under applicable regulatory requirements.

            Prior to approval of any specific Tax Service, the Independent Registered Public Accountant shall also provide to the Committee or the Chair a written description of (i) the scope of the service and the related fee structure, (ii) any side letter or other agreement between the Independent Registered Public Accountant and the Corporation or any subsidiary regarding the service, and (iii) any compensation arrangement or other agreement between the Independent Accountant and any person with respect to promoting, marketing, or recommending a transaction covered by the service.

Delegation to Chair

            In addition to the Audit Committee, the Chair of the Audit Committee has the authority to grant approvals of services to be provided by the Independent Registered Public Accountant. The decisions of the Chair to approve services shall be reported to the Audit Committee at each of its regularly scheduled meetings.

Review of Services

            At each regularly scheduled Audit Committee meeting, the Audit Committee shall review a report containing (i) a summary of any services approved by the Chair since the Committee's last regularly scheduled meeting and (ii) an updated projection for the current fiscal year, presented in a manner consistent with the proxy disclosure requirements, of the estimated annual fees to be paid to the Independent Registered Public Accountant.

C-1   |  The Allstate Corporation

 Appendix

Audit Services

  1.
  Annual financial statement audit

  2.
  Review of quarterly financial statements

  3.
  Statutory audits

  4.
  Attestation report on management's assessment of internal controls over financial reporting

  5.
  Consents, comfort letters, and reviews of documents filed with the Securities and Exchange Commission

Audit-Related Services

  1.
  Accounting consultations relating to accounting standards, financial reporting, and disclosure issues

  2.
  Due diligence assistance pertaining to potential acquisitions, dispositions, mergers, and securities offerings

  3.
  Financial statement audits and attest services for non-consolidated entities including employee benefit and compensation plans

Tax Services

  1.
  Domestic and international tax compliance, planning, and advice

  2.
  Expatriate tax assistance and compliance

Other Services

            Any service that is not a Prohibited Service, Audit Service, Audit-Related Service, or Tax Service

Prohibited Services

            The following services, as more fully described in Regulation S-X, Rule 2-01, of the Securities and Exchange Commission, are Prohibited Services; provided however, that the services described in items 1 through 5 are not Prohibited Services if it is reasonable to conclude that the results of such services will not be subject to audit procedures during an audit of the Corporation's financial statements:

  1.
  Bookkeeping or other services related to the accounting records or financial statements

  2.
  Financial information systems design and implementation

  3.
  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

  4.
  Actuarial services

  5.
  Internal audit outsourcing services

  6.
  Management functions or human resources

  7.
  Broker or dealer, investment adviser, or investment banking services

  8.
  Legal services and expert services unrelated to the audit

  9.
  Any other services that the PCAOB determines, by regulation, to impair independence

The Allstate Corporation  |  C-2

Appendix D	PROXY STATEMENT

EXECUTIVE OFFICERS

            The following table lists the names and titles of our executive officers. AIC refers to Allstate Insurance Company.

Name	Principal Positions and Offices Held

Thomas J. Wilson	Chairman of the Board, President, and Chief Executive Officer of The Allstate Corporation and of AIC. Mr. Wilson also is a director of The Allstate Corporation.

Don Civgin	President and Chief Executive Officer, Allstate Financial.

James D. DeVries	Executive Vice President and Chief Administrative Officer of AIC (Human Resources).

Judith P. Greffin	Executive Vice President and Chief Investment Officer of AIC.

Sanjay Gupta	Executive Vice President and Chief Marketing Officer of AIC.

Suren Gupta	Executive Vice President, Allstate Technology and Operations of AIC.

Susan L. Lees	Executive Vice President, General Counsel, and Secretary of The Allstate Corporation and of AIC (Chief Legal Officer).

Katherine A. Mabe	President, Business to Business of AIC.

Samuel H. Pilch	Senior Group Vice President and Controller of The Allstate Corporation and of AIC.

Steven E. Shebik	Executive Vice President and Chief Financial Officer of The Allstate Corporation and of AIC.

Steven C. Verney	Executive Vice President and Chief Risk Officer of AIC.

Matthew E. Winter	President, Allstate Personal Lines of AIC.

D-1   |  The Allstate Corporation

Appendix E	PROXY STATEMENT

DEFINITIONS OF NON-GAAP MEASURES

            Measures that are not based on accounting principles generally accepted in the United States of America ("non-GAAP") are defined and reconciled to the most directly comparable GAAP measure. We believe that investors' understanding of Allstate's performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

            Operating income ("operating profit") is net income available to common shareholders, excluding:

  •
  realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income,

  •
  valuation changes on embedded derivatives that are not hedged, after-tax,

  •
  amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements ("DSI"), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

  •
  business combination expenses and the amortization of purchased intangible assets, after-tax,

  •
  gain (loss) on disposition of operations, after-tax, and

  •
  adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

            Net income available to common shareholders is the GAAP measure that is most directly comparable to operating income.

            We use operating income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the company's ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Operating income is used by management along with the other components of net income available to common shareholders to assess our performance. We use adjusted measures of operating income and operating income per diluted common share in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income available to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a

E-1   |  The Allstate Corporation

reliable, representative and consistent measurement of the industry and the company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered a substitute for net income available to common shareholders and does not reflect the overall profitability of our business.

            The following table reconciles operating income and net income available to common shareholders for the years ended December 31.

			Per diluted common share
($ in millions, except per share data)	2013	2012	2013	2012

Operating income	$2,670	$2,148	5.68	4.36
Realized capital gains and losses, after-tax	385	216	0.82	0.44
Valuation changes on embedded derivatives that are not hedged, after-tax	(16)	82	(0.03)	0.17
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(5)	(42)	(0.01)	(0.09)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	7	4	0.01	0.01
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(7)	(33)	(0.01)	(0.07)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(55)	(81)	(0.12)	(0.16)
(Loss) gain on disposition of operations, after-tax	(515)	12	(1.10)	0.02
Loss on extinguishment of debt, after-tax	(319)	—	(0.68)	—
Postretirement benefits curtailment gain, after-tax	118	—	0.25	—

Net income available to common shareholders	$2,263	$2,306	4.81	4.68

The Allstate Corporation  |  E-2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date w SCAN TO VIEW MATERIALS & VOTE THE ALLSTATE CORPORATION C/O WELLS FARGO SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on May 19, 2014*. Have this Proxy Card/Voting Instruction Form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on May 19, 2014*. Have this Proxy Card/Voting Instruction Form in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date this Proxy Card/Voting Instruction Form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 for receipt no later than May 19, 2014*. *Allstate 401(k) Savings Plan With respect to any shares represented by this Proxy Card/Voting Instruction Form held in the Allstate 401(k) Savings Plan, your voting instructions must be received no later than 11:59 p.m. Eastern Time on May 13, 2014. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, Proxy Cards/Voting Instruction Forms and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to "shareholder meeting registration" link at www.proxyvote.com. If you do not have access to the Internet you can register by phone at 1-888-247-6053. M66238-P47644 THE ALLSTATE CORPORATION The Board of Directors recommends you vote "FOR" all nominees for Director. 1. Election of Directors For Abstain Against Nominees: ! ! ! 1a. F. Duane Ackerman ! ! ! 1b. Robert D. Beyer ! ! ! The Board of Directors recommends you vote "FOR" Proposals 2, 3 and 4. For Abstain Against 1c. Kermit R. Crawford ! ! ! ! ! ! 1d. Jack M. Greenberg 2. Advisory vote to approve the executive compensation of the named executive officers. ! ! ! ! ! ! 1e. Herbert L. Henkel 3. Approve the Annual Executive Incentive Plan material terms. ! ! ! ! ! ! 4. Ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2014. 1f. Siddharth N. Mehta ! ! ! The Board of Directors recommends you vote "AGAINST" Proposals 5, 6 and 7. 1g. Andrea Redmond ! ! ! ! ! ! 5. Stockholder proposal on equity retention by senior executives. 1h. John W. Rowe ! ! ! ! ! ! 6. Stockholder proposal on reporting lobbying expenditures. 1i. Judith A. Sprieser ! ! ! ! ! ! 7. Stockholder proposal on reporting political expenditures. 1j. Mary Alice Taylor ! ! ! 1k. Thomas J. Wilson This proxy will be governed by and construed in accordance with the laws of Delaware and applicable securities laws. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

With respect to any shares represented by this Proxy Card/Voting Instruction Form which are votable and held in the Allstate 401(k) Savings Plan (the "Plan"), you may direct The Northern Trust Company as Trustee of the Plan to vote all such shares on the matters shown, and in the manner directed on the reverse hereof, unless to do so would be inconsistent with the Trustee's duties. If you wish to vote the Allstate shares allocated to the Plan account, you cannot do so in person. You must use this Proxy Card/Voting Instruction Form or submit your voting instructions via the telephone or Internet. If you do not return your signed Proxy Card/Voting Instruction Form or provide telephonic or Internet voting instructions on a timely basis for the shares allocated to the Plan account, those shares will be considered "unvoted." If you return a signed Proxy Card/Voting Instruction Form but do not indicate how the shares should be voted on a matter, the shares represented by your signed Proxy Card/Voting Instruction Form will be voted by the Trustee as the Board of Directors recommends. The Trustee will vote all unvoted and all unallocated shares held by the Plan as follows: If the Trustee receives instructions on a timely basis for at least 50% of the votable allocated shares in the Plan, then it will vote all unvoted shares and unallocated shares in the same proportion and in the same manner as the shares for which timely instructions have been received, unless to do so would be inconsistent with the Trustee's duties. If the Trustee receives instructions for less than 50% of the votable shares, the Trustee shall vote all unvoted and unallocated shares in its sole discretion. However, the Trustee will not use its discretionary authority to vote on adjournment of the meeting in order to solicit further proxies. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting: The Allstate Corporation Notice of 2014 Annual Meeting, Proxy Statement and 2013 Annual Report are available at www.proxyvote.com. M66239-P47644 THE ALLSTATE CORPORATION Annual Meeting of Stockholders May 20, 2014 11:00 a.m. This Proxy Card/Voting Instruction Form is solicited on behalf of the Board of Directors You hereby authorize Susan L. Lees, Steven E. Shebik, and Thomas J. Wilson to vote all shares of common stock of The Allstate Corporation that you would be entitled to vote if personally present at the annual meeting of stockholders to be held on May 20, 2014, and at any adjournments thereof. The authority conferred by this Proxy Card/Voting Instruction Form shall be exercised by a majority of these persons present and acting at the meeting or, if only one of them is present, by that person. Each such person has the authority to designate a substitute to act for him or her. These persons are authorized to vote such shares on the matters shown, and in the manner directed on the reverse hereof and in their discretion on any other matters that may properly come before the meeting. If you return a signed proxy but do not indicate how the shares should be voted on a matter, the shares represented by your signed proxy will be voted as the Board of Directors recommends. You acknowledge receipt of The Allstate Corporation's Notice of 2014 Annual Meeting and Proxy Statement, dated April 7, 2014, and its 2013 Annual Report. You hereby revoke any instructions previously given to vote the shares represented by this Proxy Card/Voting Instruction Form. Allstate and the Trustee have instructed the tabulation agent to keep your voting instructions strictly confidential. Sign on reverse side

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date w SCAN TO VIEW MATERIALS & VOTE THE ALLSTATE CORPORATION ANNUAL MEETING FOR HOLDERS AS OF 3/21/14 TO BE HELD ON 5/20/14 Your vote is important. Thank you for voting. Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 pm ET the night before the meeting. To vote by Internet 1) Go to website www.proxyvote.com. To vote by Telephone 1) Call 1-800-454-8683. To vote by Mail 1) Check the appropriate boxes on the voting instruction form below. 2) Sign and date the voting instruction form. 3) Return the voting instruction form in the envelope provided. SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to "shareholder meeting registration" link at www.proxyvote.com. If you do not have access to the Internet you can register by phone at 1-888-247-6053. M66258-P46197 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 20, 2014. The following materials are available at www.proxyvote.com: Notice of 2014 Annual Meeting, Proxy Statement and 2013 Annual Report The Board of Directors recommends you vote FOR the following proposals: ! PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON 1. Election of Directors Against For Nominees: For Abstain Against Abstain ! ! ! ! ! ! 1a. F. Duane Ackerman 2. Advisory vote to approve the executive compensation of the named executive officers. ! ! ! ! ! ! 3. Approve the Annual Executive Incentive Plan material terms. 1b. Robert D. Beyer 4. Ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2014. ! ! ! ! ! ! 1c. Kermit R. Crawford ! ! ! 1d. Jack M. Greenberg ! ! ! The Board of Directors recommends you vote AGAINST the following proposals: 1e. Herbert L. Henkel ! ! ! ! ! ! 1f. Siddharth N. Mehta 5. Stockholder proposal on equity retention by senior executives. ! ! ! ! ! ! 1g. Andrea Redmond 6. Stockholder proposal on reporting lobbying expenditures. ! ! ! ! ! ! 7. Stockholder proposal on reporting political expenditures. 1h. John W. Rowe ! ! ! 1i. Judith A. Sprieser ! ! ! 1j. Mary Alice Taylor ! ! ! 1k. Thomas J. Wilson